UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934
Filed by the Registrant ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
 ☐ Preliminary Proxy Statement
 ☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
 ☐ Definitive Additional Materials
 ☐ Soliciting Material Pursuant to §240.14a-2

BOX, INC.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held at 1:30 p.m. Pacific Time on Thursday, June 25, 2026

DATE AND TIME:	Thursday, June 25, 2026 at 1:30 p.m. Pacific Time

PLACE:
Similar to previous years, the 2026 annual meeting of stockholders of Box, Inc. (“Box” or the “company”) (including any postponements, adjournments or continuations thereof, the “Annual Meeting”) will be a completely virtual meeting of stockholders. You can attend the Annual Meeting by visiting http://www.virtualshareholdermeeting.com/BOX2026 where you will be able to listen to the meeting live, submit questions and vote online.

ITEMS OF BUSINESS:	1. To elect three Class III directors nominated in the accompanying proxy statement to serve until the 2029 annual meeting of stockholders and until their successors are duly elected and qualified;

2. To approve, on an advisory basis, the compensation of our named executive officers;

3. To approve an amendment to our Amended and Restated 2015 Equity Incentive Plan to increase the number of shares reserved for issuance by 7,200,000 shares;

4. To ratify the appointment by the Audit Committee of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027; and

5. To consider such other business that may properly come before the Annual Meeting or any adjournments or postponements thereof.

RECORD DATE:
Our Board of Directors has fixed the close of business on May 1, 2026 as the record date for the Annual Meeting. Only holders of record of the company’s shares of Class A common stock and Series A Convertible Preferred Stock at the close of business on May 1, 2026 are entitled to notice of and to vote at the Annual Meeting. Further information regarding voting rights and the matters to be voted upon is presented in the accompanying proxy statement.

PROXY VOTING:
YOUR VOTE IS IMPORTANT. Whether or not you plan to attend the Annual Meeting, we urge you to submit your vote via the Internet, telephone or mail as soon as possible to ensure your shares are represented. For additional instructions on voting by telephone or the Internet, please refer to your proxy card. Submitting your vote by proxy does not deprive you of your right to attend the Annual Meeting and to vote your shares at the Annual Meeting.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

On or about May 13, 2026, we expect to mail to our stockholders a Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access our proxy statement and annual report. The Notice provides instructions on how to vote via the Internet and includes instructions on how to receive a paper copy of our proxy materials by mail. To view the accompanying proxy statement and our annual report please visit the following website: www.proxyvote.com. You will be asked to enter the sixteen-digit control number located on your Notice or proxy card. The materials can also be accessed without a control number at the following website: https://materials.proxyvote.com/10316T.
We appreciate your continued support of Box.

May 13, 2026 Redwood City, California	By order of the Board of Directors, David Leeb Chief Legal Officer and Corporate Secretary

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on June 25, 2026
The Notice of Annual Meeting, Proxy Statement and Annual Report for
the fiscal year ended January 31, 2026 are available free of charge in the “SEC Filings” subsection of the “Financial Information” section of Box’s Investor Relations website at https://www.boxinvestorrelations.com or at
https://materials.proxyvote.com/10316T.

PROXY SUMMARY

This section highlights information contained in other parts of this proxy statement. We encourage you to review the entire proxy statement for more detail on these items, as well as our annual report for the fiscal year ended January 31, 2026.
MATTERS TO BE VOTED ON

Proposal Number	Description	Board Recommendation
1	Election of Directors	FOR Each of the Three Nominees
To elect three Class III directors to serve until the 2029 annual meeting of stockholders and until their successors are duly elected and qualified.
2	Advisory Vote on the Compensation of our Named Executive Officers	FOR
To approve, on an advisory basis, the compensation of our named executive officers.
3	Approval of the Box, Inc. Amended and Restated 2015 Equity Incentive Plan	FOR
To approve an amendment to our Amended and Restated 2015 Equity Incentive Plan to increase the number of shares reserved for issuance by 7,200,000 shares.
4	Ratification of Appointment of Independent Registered Public Accounting Firm	FOR
To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027.

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PROXY SUMMARY

DIRECTORS AND DIRECTOR NOMINEES
The following table provides summary information about each director nominee and our other directors as of May 1, 2026.

Name	Age	Director Since	Independent	Class	Current Term Expires	AC	CC	NCGC	Skills and Experience
Director Nominees*
Sue Barsamian	66	2018	Yes	III	2026
Jack Lazar	60	2020	Yes	III	2026
Steve Murphy	57	2024	Yes	III	2026
Continuing Directors
Dana Evan	66	2011	Yes	I	2027
Aaron Levie (CEO)	41	2005	No	I	2027
Amit Walia	54	2022	Yes	I	2027
Dan Levin	62	2010	Yes	II	2028
Bethany Mayer (Chair)	64	2020	Yes	II	2028

	Chair	Executive Management and Leadership
	Member	Technology/Enterprise IT
*	If re-elected, new term will expire in 2029	Operations
AC	Audit Committee	Finance/Investment/Accounting
CC	Compensation Committee	Corporate Governance/Public Company Board
NCGC	Nominating and Corporate Governance Committee	Go-To-Market
Product
Cybersecurity

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PROXY SUMMARY

CORPORATE GOVERNANCE HIGHLIGHTS

Corporate Governance Highlights
✔	Separation of Board Chair and CEO roles
✔	Robust duties and responsibilities for independent Board Chair role
✔	Women serving as Board Chair and Chairs of two Board committees
✔	Half of the Board has joined since 2020, including two new independent directors since 2022
✔	Elimination of all supermajority stockholder vote requirements in the Bylaws
✔	Elimination of all supermajority stockholder vote requirements in the Charter
✔	Majority voting standard in uncontested director elections with a director resignation policy
✔	Proxy access for stockholders
✔	Stock ownership and retention guidelines for directors, CEO and other named executive officers
✔	Average Board tenure goal of ten years or less for independent directors to encourage director refreshment
✔	7 of 8 directors are independent
✔	Each Board Committee is composed of solely independent directors
✔	Annual Board and Committee performance evaluations
✔	Ongoing comprehensive succession planning for CEO and key executive officers
✔	Board is composed of 38% women and 25% of directors from underrepresented communities
✔	Limitation on director service on other public company boards
✔	All directors expected to attend 75% or more of all Board and Committee meetings
✔	Policy prohibiting hedging of company stock by directors and officers
✔	Clawback provisions for both cash and equity awards

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FOR 2026 ANNUAL MEETING OF STOCKHOLDERS
To Be Held at 1:30 p.m. Pacific Time on Thursday, June 25, 2026
This proxy statement and the enclosed form of proxy are being provided to you in connection with the solicitation of proxies by our board of directors (the “Board of Directors”) for use at the 2026 annual meeting of stockholders of Box, Inc., a Delaware corporation, (“Box” or the “company”), and any postponements, adjournments or continuations thereof (the “Annual Meeting”). The Annual Meeting will be held virtually on Thursday, June 25, 2026 at 1:30 p.m. Pacific Time. You can attend the Annual Meeting by visiting http://www.virtualshareholdermeeting.com/BOX2026, where you will be able to listen to the meeting live, submit questions and vote online. The Notice of Internet Availability of Proxy Materials (the “Notice”) containing instructions on how to access this proxy statement and our annual report is first being mailed on or about May 13, 2026 to all stockholders entitled to vote at the Annual Meeting.
QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND OUR ANNUAL MEETING
The information provided in the “question and answer” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read this entire proxy statement carefully. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement and references to our website address in this proxy statement are inactive textual references only.
Why are we holding a virtual Annual Meeting?
Similar to previous years, this year we have implemented a virtual format for our Annual Meeting, which will be conducted via live audio webcast and online stockholder tools. We believe a virtual format helps to facilitate stockholder attendance and participation by enabling stockholders to participate fully, and equally, from any location around the world, at no cost (other than any costs associated with your Internet access, such as usage charges from Internet access providers and telephone companies). A virtual Annual Meeting makes it possible for more stockholders (regardless of size, resources or physical location) to have direct access to information more quickly, while saving the company and our stockholders time and money, especially as physical attendance at meetings has dwindled. We also believe that the online tools we have selected will increase stockholder communication. For example, the virtual format allows stockholders to communicate with us during the Annual Meeting so they can ask questions of our Board of Directors or management. During the Annual Meeting, we will only answer questions submitted to the extent relevant to the business of the Annual Meeting, as time permits.
Who is entitled to vote at the Annual Meeting?
Attendance at the Annual Meeting will be limited to stockholders of the company as of the close of business on May 1, 2026, the record date for the Annual Meeting (the “Record Date”). Only holders of record of our Class A common stock and Series A Convertible Preferred Stock, par value $0.0001 (the “Series A Preferred Stock”), at the close of business on the Record Date are entitled to vote at the Annual Meeting. On the Record Date, there were 138,532,634 shares of Class A common stock issued and outstanding and 500,000 shares of Series A Preferred Stock issued and outstanding.
Holders of the Series A Preferred Stock are entitled to vote with the holders of the Class A common stock on an “as converted” basis as set out in the Certificate of Designations for the Series A Preferred Stock (the “Series A Certificate of Designations”). The Series A Preferred Stock is convertible, in whole or in part, at any time at the option of the holder, into shares of Class A common stock at an initial conversion rate of 37.037 shares of Class A common stock per share of Series A Preferred Stock, subject to certain adjustments described in the Series A Certificate of Designations. As of the Record Date, the Series A Preferred Stock was convertible in the aggregate into 18,565,810 shares of Class A common stock and provides approximately 37.13 votes per share of Series A Preferred Stock.

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The Class A common stock together with the Series A Preferred Stock is referred to herein as “Voting Stock.” The Voting Stock votes together as a single class unless otherwise provided.
Each stockholder of record is entitled to one vote per share of Class A common stock and one vote per each share of Class A common stock underlying a share of Series A Preferred Stock on an “as converted” basis.
What matters am I voting on?
You will be voting on:
•	the election of three Class III directors to serve until our 2029 annual meeting of stockholders and until their successors are duly elected and qualified;
•	a proposal to approve, on an advisory basis, the compensation of our named executive officers;
•	a proposal to approve an amendment and restatement of our 2015 Equity Incentive Plan to increase the number of shares reserved for issuance;
•	a proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027; and
•	any other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
How does the Board of Directors recommend I vote on these proposals?
Our Board of Directors recommends a vote:
•	“FOR” each of the company’s nominees, Sue Barsamian, Jack Lazar, and Steve Murphy, to be elected as Class III directors;
•	“FOR” the approval, on an advisory basis, of the compensation of our named executive officers;
•	“FOR” the approval of our Amended and Restated 2015 Equity Incentive Plan;
•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027.
How many votes are needed for approval of each proposal?
•
Proposal No. 1: Each director nominee will be elected by a vote of the majority of the votes cast. A majority of the votes cast means the number of votes cast “For” such nominee’s election exceeds the number of votes cast “Against” that nominee. You may vote “For,” “Against,” or “Abstain” with respect to each director nominee. Broker non-votes and abstentions, if any, will have no effect on the outcome of the election.

•
Proposal No. 2: The approval, on an advisory basis, of the compensation of our named executive officers, requires the affirmative vote of a majority of the voting power of the shares of our Voting Stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon. You may vote “For,” “Against,” or “Abstain” with respect to this proposal. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” this proposal. Any broker non-votes will have no effect on the outcome of this proposal. Since this proposal is an advisory vote, the result will not be binding on our Board of Directors or our company. Our Board of Directors and our Compensation Committee will consider the outcome of the vote when determining named executive officer compensation in the future.

•
Proposal No. 3: The approval of our Amended and Restated 2015 Equity Incentive Plan requires the affirmative vote of a majority of the votes cast. You may vote “For,” “Against,” or “Abstain” with respect to this proposal. Abstentions are not considered votes cast, and thus, will have no effect on the outcome of this proposal. Any broker non-votes will have no effect on the outcome of this proposal.

•
Proposal No. 4: The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027, requires the affirmative vote of a majority of the voting power of the shares of our Voting Stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon to be approved. You may vote “For,” “Against,” or “Abstain” with respect to this proposal. Abstentions are considered votes present and entitled to vote on this proposal, and thus, will have the same effect as a vote “Against” this proposal. Any broker non-votes will have no effect on the outcome of this proposal.

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How do I vote if I am a stockholder of record?
If you are a stockholder of record, there are four ways to vote:
•	by Internet at www.proxyvote.com, 24 hours a day, seven days a week, until 11:59 p.m. Eastern Time on June 24, 2026 (have your Notice or proxy card in hand when you visit the website);
•	by toll-free telephone until 11:59 p.m. Eastern Time on June 24, 2026 at 1-800-690-6903;
•	by completing and mailing your proxy card so it is received prior to the Annual Meeting (if you received printed proxy materials); or
•
by attending the Annual Meeting by visiting http://www.virtualshareholdermeeting.com/BOX2026, where stockholders may vote and submit questions during the meeting (have your Notice or proxy card in hand when you visit the website).

Even if you plan to attend the Annual Meeting, we recommend that you also vote by proxy so that your vote will be counted if you later decide not to attend the Annual Meeting.
How do I vote if I am a beneficial stockholder with my shares held in street name?
If you are a street name stockholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your shares. Street name stockholders should generally be able to vote by telephone or by Internet or by signing, dating and returning a voting instruction form. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. If you are a street name stockholder, you will generally be able to vote your shares at the Annual Meeting by logging in with the control number included on your Notice or proxy card. However, if you did not receive a control number from your broker, bank or other nominee, you should follow their instructions, including any requirement to obtain a legal proxy.
What is the effect of giving a proxy?
Proxies are solicited by and on behalf of our Board of Directors. A proxy is your legal designation of another person to vote the stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Aaron Levie, Dylan Smith, and David Leeb have been designated as the company’s proxy holders by our Board of Directors for the Annual Meeting. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the Annual Meeting in accordance with the instructions of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our Board of Directors as described above. If any matters not described in this proxy statement are properly presented at the Annual Meeting, the proxy holders will use their own judgment to determine how to vote the shares. If the Annual Meeting is adjourned, the proxy holders can vote the shares on the new Annual Meeting date as well, unless you have properly revoked your proxy instructions, as described below.
Can I change my vote or revoke my proxy?
Yes. If you are a stockholder of record, you can change your vote or revoke your proxy any time before the Annual Meeting by:
•	entering a new vote by Internet or by telephone on a later date;
•	completing and returning a later-dated proxy card;
•	sending a written notice of revocation to our Secretary at Box, Inc., 900 Jefferson Ave., Redwood City, California 94063; or
•	attending and voting at the Annual Meeting (although attendance at the Annual Meeting will not, by itself, revoke a proxy).
If you are a street name stockholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

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What do I need to do to attend the Annual Meeting?
Stockholders of record will be able to attend the Annual Meeting online, submit questions during the meeting and vote shares electronically at the meeting by visiting http://www.virtualshareholdermeeting.com/BOX2026. Individuals who log in under the guest feature will be able to attend the meeting but will not be able to submit questions or vote shares. To participate in the Annual Meeting, stockholders will need the control number included on your Notice or proxy card. The Annual Meeting webcast will begin promptly at 1:30 p.m. Pacific Time on June 25, 2026. We encourage you to access the meeting prior to the start time. Online check-in will begin at 1:15 p.m. Pacific Time, and you should allow ample time for the check-in procedures.
Why did I receive a Notice of Internet Availability of Proxy Materials instead of a full set of proxy materials?
In accordance with the rules of the Securities and Exchange Commission (“SEC”), we have elected to furnish our proxy materials, including this proxy statement and our annual report, primarily via the Internet. The Notice containing instructions on how to access our proxy materials is first being mailed on or about May 13, 2026 to all stockholders entitled to vote at the Annual Meeting. Stockholders may request to receive all future proxy materials in printed form by mail or electronically by e-mail by following the instructions contained in the Notice. We encourage stockholders to take advantage of the availability of our proxy materials on the Internet to help reduce the environmental impact and cost of our Annual Meeting.
I share an address with another stockholder, and we received only one paper copy of the proxy materials. How may I obtain an additional copy of the proxy materials?
We have adopted a procedure called “householding,” which the SEC has approved. Under this procedure, we deliver a single copy of the Notice and, if applicable, our proxy materials to multiple stockholders who share the same address unless we have received contrary instructions from one or more of such stockholders. This procedure reduces our printing costs, mailing costs, and fees. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will deliver promptly a separate copy of the Notice and, if applicable, our proxy materials to any stockholder at a shared address to which we delivered a single copy of any of these materials. To receive a separate copy, or, if a stockholder is receiving multiple copies, to request that we only send a single copy of the Notice and, if applicable, our proxy materials, such stockholder may contact us at the following address:
Box, Inc.
Attention: Investor Relations
900 Jefferson Ave.
Redwood City, California 94063
Tel: (650) 209-3463
Street name stockholders may contact their broker, bank or other nominee to request information about householding.
How are proxies solicited for the Annual Meeting?
Our Board of Directors is soliciting proxies for use at the Annual Meeting. All expenses associated with this solicitation will be borne by us. We have retained Innisfree M&A Incorporated for certain advisory and proxy solicitation services for an aggregate fee of $20,000 plus reimbursement of expenses. We will also reimburse brokers, banks or other nominees for reasonable expenses that they incur in sending our proxy materials to you if a broker, bank or other nominee holds shares of our Class A common stock on your behalf. In addition, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Our directors and employees will not be paid any additional compensation for soliciting proxies.

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How may my brokerage firm or other intermediary vote my shares if I fail to provide timely directions?
Brokerage firms and other intermediaries holding shares of our Class A common stock in street name for their customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker will have discretion to vote your shares on our sole “routine” matter: the proposal to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027. Your broker will not have discretion to vote on any other proposals, which are “non-routine” matters, absent direction from you.
Will my shares be voted if I do nothing?
Pursuant to New York Stock Exchange rules applicable to brokers, the broker will be prohibited from exercising discretionary authority with respect to any of the proposals to be voted on (except as discussed in the preceding question) with respect to your account, unless you provide the broker with specific voting instructions. This is referred to as a “broker non-vote.” In these cases, those shares will not be considered votes cast on the proposals to be considered at the Annual Meeting. The broker may vote your shares without your specific instruction only with respect to Proposal No. 4, the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending January 31, 2027.
What is a quorum?
A quorum is the minimum number of shares of our Voting Stock required to be present at the Annual Meeting to properly hold an annual meeting of stockholders and conduct business under our amended and restated bylaws (our “Bylaws”) and Delaware law. Without a quorum, no business may be transacted at the Annual Meeting. The presence, virtually or by proxy, of a majority of the voting power of all issued and outstanding shares of our Voting Stock entitled to vote at the Annual Meeting will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are counted as shares present and entitled to vote for purposes of determining a quorum.
How will the Annual Meeting be conducted?
The Annual Meeting will be a completely virtual meeting of stockholders. You can attend the Annual Meeting by visiting http://www.virtualshareholdermeeting.com/BOX2026, where you will be able to listen to the meeting live, submit questions and vote online.
Attendance at the Annual Meeting will be limited to stockholders of the company as of the Record Date and guests of the company. You will not be able to attend the Annual Meeting in person at a physical location.
•
Participating in the Virtual Annual Meeting. Stockholders of record as of the Record Date may participate in the Annual Meeting remotely by visiting the following website: http://www.virtualshareholdermeeting.com/BOX2026. Please have your proxy card or Notice of Annual Meeting containing the sixteen-digit control number available and fill in the appropriate fields to enter the virtual meeting. Street name stockholders who wish to vote at the Annual Meeting must also submit their vote by using their sixteen-digit control number as outlined above. Beneficial stockholders who did not receive a 16-digit control number from their bank or brokerage firm, who wish to attend the meeting should follow the instructions from their bank or brokerage firm, including any requirement to obtain a legal proxy. The meeting will be accessible for check in on June 25, 2026 at 1:15 p.m. Pacific Time.

If you have any difficulty attending the virtual Annual Meeting, please call the technical support number that will be posted on the Virtual Shareholder Meeting log-in page.
•
Technical Disruptions. In the event of any technical disruptions or connectivity issues during the course of the Annual Meeting, please allow for some time for the meeting website to refresh automatically, and/or for the meeting operator to provide updates through the phone bridge.

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Stockholder List. We will make available a list of registered stockholders as of the Record Date for inspection by stockholders for any purpose germane to the Annual Meeting from June 15, 2026 – June 24, 2026 at our headquarters located at 900 Jefferson Ave., Redwood City, California 94063. If you wish to inspect the list, please submit your request, along with proof of ownership, by email to ir@box.com.

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How can I ask questions during the Annual Meeting?
You may submit a question during the Annual Meeting using the “Question” field located on the bottom left-hand corner of your screen, under the “Ask A Question” heading. Enter your question into the field and hit the “Submit” button. Questions submitted during the meeting pertinent to meeting matters will be answered during the meeting, subject to time constraints. Stockholders of record may submit questions beginning at check-in, fifteen minutes prior to the start of the Annual Meeting. Additional information regarding the ability of stockholders to ask questions during the Annual Meeting will be included in the rules of conduct that will be available on the Annual Meeting website.
If I can’t attend the Annual Meeting, can I vote later?
You do not need to attend the online Annual Meeting to vote if you submitted your vote via proxy in advance of the meeting. Whether or not stockholders plan to attend the Annual Meeting, we urge stockholders to vote and submit their proxy in advance of the Annual Meeting by one of the methods described in the proxy materials. Any votes submitted after the closing of the polls at the Annual Meeting will not be counted.
Who will count the votes?
A representative of Broadridge Financial Solutions, Inc. will serve as the independent inspector of election and, in such capacity, will count and tabulate the votes.
Where can I find the voting results of the Annual Meeting?
We will announce preliminary voting results at the Annual Meeting. We will also disclose voting results on a Current Report on Form 8-K that we will file with the SEC within four business days after the Annual Meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four business days after the Annual Meeting, we will file a Current Report on Form 8-K to publish preliminary results and will provide the final results in an amendment to the Current Report on Form 8-K as soon as they become available.

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BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Our business affairs are managed under the direction of our Board of Directors, which is currently composed of eight members. Seven of our eight directors are independent within the meaning of the listing standards of the New York Stock Exchange. Our Board of Directors is divided into three staggered classes of directors. At each annual meeting of stockholders, a class of directors will be elected for a three-year term to succeed the same class whose term is then expiring.
The following table sets forth the names, ages as of May 1, 2026, and certain other information for each of the Board of Directors’ three nominees for election as a Class III director at the Annual Meeting, and each of the continuing members of our Board of Directors:

Name	Age	Director Since	Independent	Class	Current Term Expires	Expiration of Term for Which Nominated	Audit Committee	Compensation Committee	Nominating & Corporate Governance Committee
Director Nominees:
Sue Barsamian	66	2018	Yes	III	2026	2029
Jack Lazar	60	2020	Yes	III	2026	2029
Steve Murphy	57	2024	Yes	III	2026	2029
Continuing Directors:
Dana Evan	66	2011	Yes	I	2027
Aaron Levie (CEO)	41	2005	No	I	2027
Amit Walia	54	2022	Yes	I	2027
Dan Levin	62	2010	Yes	II	2028
Bethany Mayer (Chair)	64	2020	Yes	II	2028

Committee Chair
Committee Member

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Nominees for Director

Sue Barsamian
Director Since: May 2018
Independent
Board Committees: Compensation

 •
Former Chief Sales and Marketing Officer of HPE Software at Hewlett Packard Enterprise
 •
Former General Manager of Enterprise Cybersecurity Products at Hewlett Packard Enterprise
 •
Director of Five9, Inc. and Gen Digital Inc. (formerly NortonLifeLock Inc.)

Ms. Barsamian served as Chief Sales and Marketing Officer for HPE Software from
2016 to 2017 and General Manager of Enterprise Cybersecurity Products from 2015 to 2016 of Hewlett Packard. Additionally, she previously held various executive roles at Hewlett Packard from 2006 to 2015, at Mercury Interactive from 2001 to 2006 where she served as Vice President of Global Go-To-Market and at Verity, an information management company from 1988 to 1996 where she served as Vice President Marketing and General Manager of EMEA, while based in London.

She has served on the boards of directors of Five9, Inc, a cloud contact center software company, since January 2021; Gen Digital Inc. (formerly NortonLifeLock Inc), a consumer cyber safety company, since January 2019; and the Kansas State University Foundation since January 2019. She served on the Board of the National Action Council for Minorities in Engineering (NACME) from 2012 to 2017, serving as Chair of the Board from 2016 to 2017.

Ms. Barsamian holds a B.S. with honors in electrical engineering from Kansas State University and completed her post-graduate studies at the Swiss Federal Institute of Technology in Zurich, Switzerland.

Ms. Barsamian was selected to serve on our Board of Directors because of her extensive experience in enterprise software sales and global go-to-market strategy as well as her service in both executive and board positions for major cloud, computer and cybersecurity companies.

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Jack Lazar
Director Since: March 2020
Independent
Board Committees: Audit (Chair)

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Chief Executive Officer of Razal Ventures
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Former Chief Financial Officer of GoPro, Inc.
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Former Senior Vice President, Corporate Development and General Manager of Qualcomm Atheros, Inc.
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Director of Astera Labs, GlobalFoundries Inc. and Resideo Technologies Inc.

Mr. Lazar has served as Chief Executive Officer of Razal Ventures, a business consulting services company, since August 2024. Previously, he served as an independent business consultant from March 2016 to August 2024. Prior to that, he served as Chief Financial Officer at GoPro, Inc., a provider of wearable and mountable capture devices, from January 2014 to March 2016, and as Senior Vice President, Corporate Development and General Manager of Qualcomm Atheros, Inc., a developer of communications semiconductor solutions, from May 2011 to January 2013.

Mr. Lazar has served on the boards of directors of Astera Labs, Inc., a semiconductor solutions company for cloud and AI infrastructure, since December 2022; GlobalFoundries Inc., a semiconductor contract manufacturing and design company, since October 2021 and Resideo Technologies Inc., a provider of comfort and security solutions, since September 2018.

Mr. Lazar previously served on the boards of TubeMogul, Inc., an enterprise software company for digital branding, from October 2013 until its sale to Adobe in December 2016; Quantenna Communications, Inc., a wireless semiconductor company, from July 2016 until its sale to ON Semiconductor Corp. in June 2019; Mellanox Technologies, Ltd., a communications semiconductor company, from June 2018 until its sale to NVIDIA Corporation in April 2020; Casper Sleep, a provider of sleep centric products from April 2019 until its sale to Durational Capital in January 2022; Silicon Labs, an analog and mixed signal semiconductor company from April 2013 to April 2022; and ThredUP Inc., an online marketplace for secondhand clothing, from June 2017 to May 2025.

Mr. Lazar is a certified public accountant (inactive) and holds a B.S. in Commerce with an emphasis in Accounting from Santa Clara University.

Mr. Lazar was selected to serve on our Board of Directors because of his proven operational and financial expertise in both the enterprise and consumer technology markets, with particular experience in mergers & acquisitions and driving profitable growth.

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Steve Murphy
Director Since: May 2024
Independent
Board Committees: Audit

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Chief Executive Officer of Epicor Software Corporation
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Director of Epicor Software Corporation

Mr. Murphy has served as Chief Executive Officer and a member of the board of directors of Epicor Software Corporation, a business software solutions company, since October 2017. Before joining Epicor, Mr. Murphy served as president of OpenText Corporation, an enterprise information management company, from January 2016 to May 2017, where he was responsible for all customer-facing activities.

Prior to OpenText, Mr. Murphy was senior vice president of sales and services at
Oracle Corporation where he held direct quota and revenue responsibility for Oracle’s North America Services Business, and prior to that, he was a group vice president of sales at Oracle. Mr. Murphy also held sales and operations leadership positions at Sun Microsystems and Manugistics, as well as roles leading global logistics and supply chain strategy and major enterprise resource planning implementations with Accenture and Procter & Gamble.

Mr. Murphy holds an M.B.A. from Harvard Business School and a Bachelor of
Science in Mechanical Engineering from the University of California, Davis.

Mr. Murphy was selected to serve on our Board of Directors because of his extensive career in the software industry, experience as a successful CEO and expertise in the content management market.

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Continuing Directors

Dana Evan
Director Since: December 2011
Independent
Board Committees: Audit; Compensation; Nominating and Corporate Governance (Chair)

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Former Chief Financial Officer of VeriSign, Inc.
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Former Venture Partner at Icon Ventures
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Director of Nextdoor Holdings, Inc. and Upwork Inc.
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2019 Director of the Year (National Association of Corporate Directors)

From 2013 to July 2020, Ms. Evan served as a Venture Partner at Icon Ventures, a venture capital firm, and since July 2007 has invested in and served on the boards of directors of companies in the internet, technology and media sectors. Ms. Evan served as Chief Financial Officer of VeriSign, Inc., a provider of intelligent infrastructure services for the internet and telecommunications network, from 1996 to 2007.

Ms. Evan has served on the board of directors of Upwork Inc., a global freelancing platform since June 2025 and Nextdoor Holdings, Inc., a social networking platform for neighborhoods, since October 2023. Ms. Evan previously served on the boards of directors of Farfetch Limited, a global technology platform for the luxury fashion industry, from April 2015 until its acquisition by Coupang in December 2023; Momentive Global Inc. (formerly SurveyMonkey Inc.), an online survey development cloud-based software company, from March 2012 until its acquisition by Symphony Technology Group in May 2023; Domo, Inc., a business intelligence tools and data visualization company, from May 2018 until March 2023; Proofpoint, Inc., from June 2008 until it was acquired by Thoma Bravo in August 2021; Criteo S.A., a performance display advertising company, from March 2013 until June 2017; Fusion-io, Inc., a flash memory technology company, until it was acquired by SanDisk Corporation in July 2014; Omniture, Inc., an online marketing and web analytics company, until it was acquired by Adobe Systems Incorporated in October 2009; and Everyday Health, Inc., a provider of digital health and wellness solutions, until it was acquired by Ziff Davis, LLC in December 2016.

Ms. Evan holds a B.S. in Commerce from Santa Clara University and is a certified public accountant (inactive).

Ms. Evan was selected to serve on our Board of Directors because of her extensive experience in operations, strategy, accounting, financial management and investor relations at both publicly and privately held technology companies as well as her substantial corporate governance experience and experience as an investor in the internet, technology and media sectors.

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Aaron Levie
Director Since: April 2005

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Chief Executive Officer and Co-founder of Box

Mr. Levie is a pioneer of the content management industry for the cloud era. As
Co-founder and Chief Executive Officer of Box, he has been the driving force behind Box’s evolution into a preferred content cloud provider and partner across the Fortune 500.

Mr. Levie co-founded our company and has served as Chief Executive Officer and a member of our Board of Directors since April 2005. He previously served as Chair of our Board of Directors from December 2013 to May 2021.

Mr. Levie attended the University of Southern California from 2003 to 2005.

Mr. Levie was selected to serve on our Board of Directors because of the perspective and experience he brings as our Chief Executive Officer and one of our founders.

Dan Levin
Director Since: January 2010
Independent
Board Committees: Nominating and Corporate Governance

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Former Chief Executive Officer of Degreed, Inc.
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Former President and Chief Operating Officer of Box, Inc.
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Former Senior Vice President and General Manager, QuickBooks, and Former Vice President and General Manager, Healthcare at Intuit Inc.

Mr. Levin served as the Chief Executive Officer of Degreed Inc., an education technology company, from April 2021 to June 2022. Mr. Levin also served as Box’s President and Chief Operating Officer from 2013 until August 2017, and solely as Chief Operating Officer prior to that beginning in 2010. Previously, Mr. Levin served as the interim Chief Executive Officer of Picateers Inc., an online photo sales company from 2008 to 2009. Prior to this, Mr. Levin served in various executive roles at Intuit Inc., a business and financial management solutions company, including as Senior Vice President and General Manager, QuickBooks and Vice President and General Manager, Healthcare.

Mr. Levin holds a B.A. in the independent concentration of Applications of Computer Graphics to Statistical Data Analysis from Princeton University.

Mr. Levin was selected to serve on our Board of Directors because of his extensive operations experience across technology companies, both public and private.

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Bethany Mayer
Chair
Director Since: April 2020
Independent
Board Committees: Compensation (Chair)

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Former President, Chief Executive Officer and Director of Ixia
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Executive advisor with Siris Capital Group LLC
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Former senior executive at Sempra Energy, HP, Blue Coat Systems, Cisco and Apple Computer
 •
Director of Astera Labs, Hewlett Packard Enterprise and LAM Research

Ms. Mayer served as an executive advisor with Siris Capital Group LLC, a private equity firm, from January 2018 to October 2024. Previously she served as Executive Vice President of Corporate Development and Technology of Sempra Energy, an energy infrastructure company, from November 2018 to January 2019. From 2014 through April 2017, she was the President and Chief Executive Officer of Ixia, a market leader in test, visibility and security solutions, until it was acquired by Keysight Technologies in April 2017. From 2011 through 2014, Ms. Mayer served as Senior Vice President and General Manager of HP’s Networking Business unit and the NFV business unit. From 2010 until 2011, she served as Vice President, Marketing and Alliances, for HP’s Enterprise Servers Storage and Networking Group. Prior to joining HP, she held leadership roles at Blue Coat Systems, Cisco and Apple Computer.

Ms. Mayer has served on the boards of directors of Astera Labs, Inc., a semiconductor solutions company for cloud and AI infrastructure, since June 2024; Hewlett Packard Enterprise, a multinational information technology company, since June 2023; and LAM Research Corporation, a semiconductor equipment company, since May 2019.

Ms. Mayer previously served on the board of directors of Sempra Energy from February 2017 to October 2018, where she resigned in advance of assuming her management role at Sempra Energy and rejoined the board of directors from January 2019 to September 2024. She also served on the board of directors of Marvell Technology Group, an infrastructure semiconductor solutions company, from May 2018 to June 2022; Ixia from 2014 through April 2017; and Delphi Automotive PLC, an auto parts supplier, from August 2015 to April 2016.

Ms. Mayer holds a B.S. in Political Science from Santa Clara University, an M.B.A. from California State University-Monterey Bay, and an M.S. in Cybersecurity from New York University.

Ms. Mayer was selected to serve on our Board of Directors because of her deep technology and leadership experience scaling multi-billion-dollar enterprises as well as her significant corporate governance expertise across a range of industries.

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Amit Walia
Director Since: August 2022
Independent
Board Committees: Nominating and Corporate Governance

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Former Chief Executive Officer and Director of Informatica Inc. (a Salesforce company)

Mr. Walia served as Chief Executive Officer and a member of the board of directors of Informatica Inc., an enterprise cloud data management company, from January 2020 to February 2026. Following Salesforce’s acquisition of Informatica in November 2025, he continued to lead the organization as a key part of Salesforce’s data and AI strategy until his departure. Previously, Mr. Walia served in various roles at Informatica from October 2013 to January 2020, including President, Products and Marketing, where he was responsible for Informatica’s product and market strategy, product management, product development, user experience, cloud operations, strategic ecosystems strategy, partnerships with strategic ecosystems, and global marketing function.

Prior to Informatica, Mr. Walia worked in leadership positions across a variety of functions at Symantec Corporation, a cybersecurity company, Intuit Inc., a business and financial management solutions company, and McKinsey & Company, a management consulting company. He spent the earlier part of his career working for Tata Group, a multinational conglomerate, and Infosys Technologies Ltd, a digital services and consulting company, in India.

Mr. Walia holds a B.Tech. from the Indian Institute of Technology, Varanasi, India, and an M.B.A. from the Kellogg School of Management, Northwestern University.

Mr. Walia was selected to serve on our Board of Directors because of his extensive operations, product, marketing and leadership experience at global technology enterprises in areas of cloud data management, data governance and cybersecurity.

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Director Independence
Our Class A common stock is listed on the New York Stock Exchange. Under the listing standards of the New York Stock Exchange, independent directors must comprise a majority of a listed company’s board of directors. In addition, the listing standards of the New York Stock Exchange require that, subject to specified exceptions, each member of a listed company’s Audit, Compensation, and Nominating and Corporate Governance Committees be independent. Under the listing standards of the New York Stock Exchange, a director will only qualify as an “independent director” if, in the opinion of that listed company’s board of directors, that director does not have a material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship within the company).
Audit Committee members must also satisfy the additional independence criteria set forth in Rule 10A-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the listing standards of the New York Stock Exchange. Compensation Committee members must also satisfy the additional independence criteria set forth in Rule 10C-1 under the Exchange Act and the listing standards of the New York Stock Exchange.
Our Board of Directors has undertaken a review of the independence of each of our directors. Based on information provided by each director concerning their background, employment and affiliations, our Board of Directors has determined that none of Mses. Barsamian, Evan, and Mayer or Messrs. Lazar, Levin, Murphy or Walia has a material relationship with the company (either directly or as a partner, shareholder or officer of an organization that has a relationship within the company) and that each of these directors is “independent” as that term is defined under the applicable rules and regulations of the SEC and the listing standards of the New York Stock Exchange. In making these determinations, our Board of Directors considered the current and prior relationships that each non-employee director has with our company and all other facts and circumstances our Board of Directors deemed relevant in determining their independence, including the beneficial ownership of our capital stock by each non-employee director, and the transactions involving them described in the section titled “Related Person Transactions.”
Board Leadership Structure
Our Board of Directors evaluates its leadership structure and elects the Chair of the Board of Directors based on the criteria it deems to be appropriate and in the best interests of the company and its stockholders, given the circumstances at the time of such election. In May 2021, our Board of Directors appointed independent director Bethany Mayer to serve as the Chair of our Board of Directors. As the Chair, Ms. Mayer has the following duties and responsibilities that are set forth in our Corporate Governance Guidelines and performs such additional duties as our Board of Directors otherwise determines and delegates.

Duties and Responsibilities of Independent Chair of our Board of Directors
✔	Presiding over stockholder meetings, Board meetings and executive sessions of directors, with authority to call meetings of the Board of Directors and of the independent directors
✔	Establishing the agenda for Board meetings in consultation with the chairs of applicable Board committees
✔	Approving information sent to the Board of Directors for Board meetings
✔	Approving meeting schedules for the Board of Directors
✔	Conferring with the CEO on matters of importance that may require Board of Directors action or oversight
✔	Promoting and facilitating effective communication and serving as a liaison between the independent directors and the CEO
✔	Leading the Board of Directors in discussions concerning CEO performance and CEO succession
✔	Being available for consultation and direct communication, if requested by major stockholders
✔	Serving as spokesperson for the company, as requested

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Board and Stockholder Meetings and Board Committees
During our fiscal year ended January 31, 2026, our Board of Directors held six meetings (including regularly scheduled and special meetings), and each of our incumbent directors attended at least 75% of the aggregate of (i) the total number of meetings of our Board of Directors held during the period for which he or she had been a director and (ii) the total number of meetings held by all committees of our Board of Directors on which he or she served during the periods that he or she served.
Although we do not have a formal policy regarding attendance by members of our Board of Directors at annual meetings of stockholders, we encourage, but do not require, our directors to attend. Seven directors attended our 2025 annual meeting of stockholders.
Our Board of Directors established an Audit Committee, a Compensation Committee, and a Nominating and Corporate Governance Committee. The composition and responsibilities of each of the committees of our Board of Directors is described below. Members serve on these committees until their resignation or until otherwise determined by our Board of Directors.
Audit Committee
Our Audit Committee consists of Ms. Evan and Messrs. Lazar and Murphy, with Mr. Lazar serving as the chair. Each member of our Audit Committee meets the requirements for independence for audit committee members under the listing standards of the New York Stock Exchange and SEC rules and regulations. Each member of our Audit Committee also meets the financial literacy and sophistication requirements of the listing standards of the New York Stock Exchange. In addition, our Board of Directors has determined that each of Ms. Evan and Mr. Lazar is an audit committee financial expert within the meaning of Item 407(d) of Regulation S-K under the Securities Act of 1933, as amended (the “Securities Act”). Our Audit Committee is, among other things, responsible for the following:
•	selecting and hiring our independent registered public accounting firm;
•	evaluating the performance and independence of our independent registered public accounting firm;
•	pre-approving the audit services and any non-audit services to be performed by our independent registered public accounting firm;
•	reviewing our financial statements and related disclosures and reviewing our critical accounting policies and practices;
•	reviewing the adequacy and effectiveness of our internal control policies and procedures and our disclosure controls and procedures;
•	overseeing procedures for the treatment of complaints on accounting, internal accounting controls, or audit matters;
•	reviewing and discussing with management and the independent registered public accounting firm the results of our annual audit and the financial statements included in our publicly filed reports;
•	reviewing and approving any proposed related person transactions; and
•	preparing the Audit Committee report included in our annual proxy statement.
Our Audit Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the New York Stock Exchange. A copy of the charter of our Audit Committee is available on our website at https://www.boxinvestorrelations.com. During our fiscal year ended January 31, 2026, our Audit Committee held five meetings.

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Compensation Committee
Our Compensation Committee consists of Mses. Barsamian, Evan and Mayer, with Ms. Mayer serving as the chair. Each member of our Compensation Committee meets the requirements for independence for compensation committee members under the listing standards of the New York Stock Exchange and SEC rules and regulations, including Rule 10C-1 under the Exchange Act. Each member of our Compensation Committee is also a non-employee director, as defined pursuant to Rule 16b-3 promulgated under the Exchange Act. Our Compensation Committee is, among other things, responsible for the following:
•
reviewing and approving our Chief Executive Officer’s and other executive officers’ annual base salaries, incentive compensation plans, including the specific goals and amounts, equity compensation, employment agreements, severance arrangements and change in control agreements, and any other benefits, compensation, or arrangements;

•	administering our equity compensation plans;
•	overseeing our overall compensation philosophy, compensation plans, and benefits programs; and
•	preparing the Compensation Committee report included in our annual proxy statement.
Our Compensation Committee operates under a written charter that satisfies the applicable rules and regulations of the SEC and the listing standards of the New York Stock Exchange. A copy of the charter of our Compensation Committee is available on our website at https://www.boxinvestorrelations.com. During our fiscal year ended January 31, 2026, our Compensation Committee held five meetings.
Nominating and Corporate Governance Committee
Our Nominating and Corporate Governance Committee consists of Ms. Evan and Messrs. Levin and Walia, with Ms. Evan serving as the chair. Each member of our Nominating and Corporate Governance Committee meets the requirements for independence under the listing standards of the New York Stock Exchange and SEC rules and regulations. Our Nominating and Corporate Governance Committee is, among other things, responsible for the following:
•	evaluating and making recommendations regarding the composition, organization and governance of our Board of Directors and its committees;
•	overseeing annual performance evaluations of the Board of Directors and its committees;
•	evaluating and making recommendations regarding the creation of additional committees or the change in mandate or dissolution of committees;
•	reviewing and making recommendations with regard to our corporate governance guidelines;
•	reviewing and approving conflicts of interest of our directors and corporate officers, other than related person transactions reviewed by our Audit Committee; and
•
reviewing and discussing with management the company’s environmental, social and governance activities, programs and public disclosure, including in light of any feedback received from stockholders, as well as the company’s priorities and risks relating to corporate social responsibility and environmental sustainability.

Our Nominating and Corporate Governance Committee operates under a written charter that satisfies the applicable listing standards of the New York Stock Exchange. A copy of the charter of our Nominating and Corporate Governance Committee is available on our website at https://www.boxinvestorrelations.com. During our fiscal year ended January 31, 2026, our Nominating and Corporate Governance Committee held two meetings.
Compensation Committee Interlocks and Insider Participation
During fiscal year 2026, the Compensation Committee consisted of Mses. Barsamian, Evan and Mayer, with Ms. Mayer serving as the chair. None of the members of our Compensation Committee is or has been an officer or employee of our company. None of our executive officers currently serves, or in the past year has served, as a member of the board of directors or compensation committee (or other board committee performing equivalent functions) of any entity that has one or more of its executive officers serving on our Board of Directors or Compensation Committee.

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Considerations in Evaluating Director Nominees
Our Nominating and Corporate Governance Committee uses a variety of methods for identifying and evaluating director nominees. In its evaluation of director candidates, our Nominating and Corporate Governance Committee will consider the current size and composition of our Board of Directors and the needs of our Board of Directors and the respective committees of our Board of Directors. Some of the factors that our Nominating and Corporate Governance Committee considers include, without limitation, issues of character, integrity, judgment, differences in background and experience, independence, area of expertise, business experience, length of service, diversity of viewpoints, potential conflicts of interest, and other commitments. Nominees must also have the ability to offer advice and guidance to our Chief Executive Officer based on past experience in positions with a high degree of responsibility and be leaders in the companies or institutions with which they are affiliated. Director candidates must have sufficient time available in the judgment of our Nominating and Corporate Governance Committee to perform all Board of Directors and committee responsibilities, and our Nominating and Corporate Governance Committee will evaluate a director candidate’s service on outside boards and/or committees, including time commitments. Members of our Board of Directors are expected to prepare for, attend, and participate in all Board of Directors and applicable committee meetings. Other than the foregoing, there are no stated minimum criteria for director nominees, although our Nominating and Corporate Governance Committee may also consider such other factors as it may deem, from time to time, are in our and our stockholders’ best interests.
Our Nominating and Corporate Governance Committee also considers these and other factors as it oversees the annual Board of Directors and committee evaluations. In determining whether to recommend an existing director for re-election, our Nominating and Corporate Governance Committee also considers the director’s participation in and contributions to the activities of the Board of Directors, the results of the annual Board evaluations, and past meeting attendance. After completing its review and evaluation of director candidates, our Nominating and Corporate Governance Committee recommends to our full Board of Directors the director nominees for selection.
Stockholder Recommendations for Nominations to the Board of Directors
Pursuant to our Nominating and Corporate Governance Committee Policies and Procedures for Director Candidates, our Nominating and Corporate Governance Committee will consider candidates for director recommended by stockholders holding at least one percent (1%) of the fully diluted capitalization of our company continuously for at least twelve months prior to the date of the submission of the recommendation, so long as such recommendations comply with our Charter and Bylaws and applicable laws, rules and regulations, including those promulgated by the SEC. Our Nominating and Corporate Governance Committee will evaluate such recommendations in accordance with its charter, our Bylaws, our policies and procedures for director candidates, as well as the regular director nominee criteria described above. This process is designed to ensure that our Board of Directors includes members with different backgrounds, skills and experience, including appropriate financial and other expertise relevant to our business. Eligible stockholders wishing to recommend a candidate for nomination should contact our Chief Legal Officer or our Legal Department in writing. Such recommendations must include information about the candidate, a statement of support by the recommending stockholder, evidence of the recommending stockholder’s ownership of our capital stock and a signed letter from the candidate confirming willingness to serve on our Board of Directors. Our Nominating and Corporate Governance Committee has discretion to decide which individuals to recommend for nomination as directors.
Communications with the Board of Directors
The Board of Directors values the input of stockholders and seeks the suggestions of stockholders on a regular basis. There are a number of avenues stockholders can utilize to communicate to Box, including by writing to our Board of Directors or to the particular member or members of our Board of Directors and mailing the correspondence to our Chief Legal Officer at Box, Inc., 900 Jefferson Ave., Redwood City, California 94063. If an interested party wishes to contact the independent members of our Board of Directors, the interested party should address such communication to the attention of the Chair of our Board of Directors at the address above. Our Chief Legal Officer, in consultation with appropriate members of our Board of Directors as necessary, will review all incoming communications and, if appropriate, all such communications will be forwarded to the appropriate member or members of our Board of Directors, or if none is specified, to the Chair of our Board of Directors.

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Stockholder Engagement
As owners of Box, we value our stockholders’ opinions and feedback. Maintaining an active dialogue with our stockholders is consistent with our corporate values of transparency and accountability, and we intend to continue these efforts in the future.
Each year, we actively engage with our stockholder base. Our stockholder outreach program includes post-earnings communications, conferences, roadshows, bus tours, one-on-one and group meetings, webcasts, and general availability to respond to stockholder inquiries. Since our IPO in 2015, we have held an annual “Financial Analyst Day” to provide stockholders with a detailed update on our strategy and financial outlook as well as access to the executive team. We also proactively seek stockholder feedback through direct outreach, including offers to meet with senior management and the Chair of our Board of Directors, as appropriate. These discussions focus on topics most important to our investors, including our business strategy, corporate governance, executive compensation, and corporate responsibility matters.
The feedback we receive from stockholders from our outreach program helps our Board of Directors, leadership team, and employees develop a mutual understanding and trust with our stockholders. Members of our Board of Directors and senior executives directly engage from time to time with stockholders to hear unfiltered concerns and perspectives that shape our core strategy. Employees receive quarterly updates on investor sentiment following our earnings calls to empower them to drive alignment with corporate financial objectives.
Corporate Governance Guidelines and Code of Business Conduct and Ethics
Over the years, we have devoted substantial attention to the subject of corporate governance and have developed Corporate Governance Guidelines, which set forth the principles that guide our Board in overseeing corporate governance, maintaining its independence, and evaluating its own performance and the performance of our executive officers. Our Corporate Governance Guidelines also address the role and composition of, and policies applicable to, our Board of Directors. For example, our Corporate Governance Guidelines reflect (1) our Board’s commitment to actively seeking highly qualified individuals from different backgrounds and experiences to include in the initial pool from which director candidates are selected; (2) our position on average director tenure of ten years or less for independent directors to encourage director refreshment; and (3) our director resignation policy requiring any director who does not receive a majority of the votes cast in an uncontested director election to submit his or her resignation to the Board of Directors for the Board of Directors to accept or reject. Our Board of Directors reviews our governance practices, corporate governance developments and stockholder feedback on a regular basis to ensure continued effectiveness.
In addition, our Board of Directors has adopted a Code of Business Conduct and Ethics that applies to all of our employees, officers, and directors, including our Chief Executive Officer, Chief Financial Officer, and other executive and senior financial officers. The full text of our Corporate Governance Guidelines and our Code of Business Conduct and Ethics is posted on the Corporate Governance portion of our website at https://www.boxinvestorrelations.com. We will post amendments to our Code of Business Conduct and Ethics or waivers of our Code of Business Conduct and Ethics for directors and executive officers on the same website.
Risk Management
Risk is inherent with every business, and we face a number of risks, including strategic, financial, business and operational, cybersecurity, legal and compliance, and reputational. We have designed and implemented processes to manage risk in our operations. Management is responsible for the day-to-day management of risks the company faces, while our Board of Directors, as a whole and assisted by its committees, has responsibility for the oversight of risk management. In its risk oversight role, our Board of Directors has the responsibility to satisfy itself that the risk management processes designed and implemented by management are appropriate and functioning as designed.
Our Board of Directors believes that open communication between management and our Board of Directors is essential for effective risk management and oversight. Our Board of Directors regularly meets with our Chief Executive Officer and other members of our senior management team, including at quarterly meetings of our Board of Directors, where, among other topics, they discuss strategy and risks facing the company.

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While our Board of Directors is ultimately responsible for risk oversight, our board committees assist our Board of Directors in fulfilling its oversight responsibilities in certain areas of risk. Our Audit Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to risk management in the areas of internal control over financial reporting and disclosure controls and procedures, legal and regulatory compliance, and discusses with management and the independent auditor guidelines and policies with respect to risk assessment and risk management. Our Audit Committee also reviews our major financial risk exposures and the steps management has taken to monitor and control these exposures. Our Audit Committee also oversees management’s implementation of our cybersecurity risk management program. The Audit Committee receives quarterly reports from management on our cybersecurity risks. In addition, management updates the Audit Committee, as necessary, regarding any material cybersecurity incidents, as well as any incidents with lesser impact potential. The Audit Committee reports to our full Board regarding its activities related to cybersecurity. Our Audit Committee also monitors certain key risks on a regular basis throughout the fiscal year, such as risk associated with internal control over financial reporting and liquidity risk. Our Nominating and Corporate Governance Committee assists our Board of Directors in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure, corporate governance, corporate social responsibility and environmental sustainability. Our Compensation Committee assesses risks created by the incentives inherent in our compensation policies. Finally, our full Board of Directors reviews strategic and operational risk in the context of reports from the management team, receives reports on all significant committee activities at each regular meeting, evaluates the risks inherent in significant transactions, and receives periodic briefings from management on our AI risk profile and AI governance program.
Environmental, Social and Governance
At Box, our mission is to power how the world works together. We provide a secure content management platform that enables organizations to collaborate, manage content across its lifecycle, and support business workflows, including through enterprise AI capabilities. We believe long-term value creation requires strong governance, responsible innovation, and a disciplined approach to environmental and social impact.
We are committed to operating our business responsibly by integrating sustainability, social practices, and rigorous governance standards into our strategy and day-to-day operations. As customer expectations evolve and regulatory requirements continue to develop, we have strengthened the systems, data, and oversight structures that support our ESG program. In fiscal year 2026, we advanced our environmental strategy, expand transparency through voluntary reporting and third-party assessments, and enhance policies and controls to reinforce accountability across the organization.
Our Board of Directors oversees our ESG strategy and risk management approach. The Nominating and Corporate Governance Committee receives consistent updates on ESG priorities, regulatory developments, public disclosures, and stakeholder feedback. The Box ESG team provides a yearly report to the Board to support oversight of material ESG matters.
Box’s ESG priorities focus on energy and climate, belonging and the future of work, and corporate and data governance practices, which are described below. Additional information is available on our ESG website at www.box.com/about-us/esg.
Environmental
At Box, we are committed to managing our environmental impact in a disciplined and transparent manner. As climate-related risks and regulatory expectations continue to evolve, we remain focused on understanding our environmental footprint and strengthening how we address it over time.
In fiscal year 2026, we continued to enhance the quality and completeness of our emissions data through analysis of fiscal year 2025 activity across our operations and value chain. This work deepened our understanding of where impacts occur and informs our approach to reducing emissions, improving resource efficiency, and supporting long-term resilience.
We are committed to understanding our environmental footprint and enhancing our positive impact. Key highlights include:
Understanding our footprint. In fiscal year 2026, working with a third party, we completed our second comprehensive greenhouse gas (GHG) assessment. This assessment covered Scope 1, Scope 2, and Scope 3

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emissions based on fiscal year 2025 activity and further refined our understanding of our emissions profile to inform opportunities for improvement. We also obtained limited assurance over our Scope 1 and Scope 2 emissions, further strengthening the accuracy of our environmental data.
Science-Based Targets. In fiscal year 2026, we committed to the Science-Based Targets initiative, marking an important milestone in strengthening our approach to climate governance and long-term emissions management.
Environmental Transparency for Our Customers: In order to address ongoing increased interest and demand from customers and prospects, we published an AI & Sustainability Data Sheet that shares information on the environmental considerations of our platform and our approach to responsible AI development.
Rating Partners. We participated in environmental, social, and governance surveys and evaluations for organizations such as Carbon Disclosure Project (CDP), EcoVadis, and Institutional Shareholder Services (ISS). This year, we improved our CDP and EcoVadis scores.
Internal Policies & External Regulation. In fiscal year 2026, we adopted a company-wide Environmental Policy that establishes governance, roles, and expectations for managing environmental impacts across our operations. We continue to monitor evolving environmental and climate-related regulations and assess their potential implications for our business.
Sustainable Offices. Our office buildings worldwide have received a number of certifications, including:
•	BREEAM Certified London and Warsaw
•	ENERGY STAR Certified in Austin, Chicago, Redwood City and San Francisco
•	Fitwel Certified in Redwood City and San Francisco
•	LEED Platinum Certified in London
•	LEED Gold Certified in Austin, Redwood City and San Francisco
•	LEED Silver Certified in New York
•	WELL Health & Safety Rated in Chicago and Warsaw
•	CASBEE S Rank & 100% Renewable Electricity in Tokyo
Employee Engagement and Support. We continue to support our employees with internal events focused on sustainability, engaging both remote and office-based employees throughout the year. Our commitment to sustainability extends beyond operations and is reflected in our efforts to foster awareness and participation across our workforce.
Social
We are proud of the values-driven culture we have created at Box. We care deeply about what we do, how we accomplish it, and about each other and our communities. We invest in our employees, our communities, and our partners.
Employee Growth and Experience
We want all of our employees to have thriving careers where they grow and develop in meaningful ways. There is no one-size-fits-all career path at Box, so we seek to ensure that every employee has the tools and support they need to drive their career. We do this by giving all employees access to learning and development opportunities to build up skill sets and experience. These initiatives include:
Internal mobility. We acknowledge that career progression looks less like a ladder and more like a climbing wall. We stand behind the idea that enabling our employees to work cross-functionally and within different teams provides a broader perspective of Box that will allow them to succeed in the future.
Learning@Box. We offer quarterly live and on-demand learning opportunities, where employees develop critical skills while growing professionally and personally. The entire company is encouraged to set aside focused time each quarter for training, workshops, and other learning experiences.
Professional coaching and external leadership development programs. We offer targeted professional coaching for all levels of our executive leadership team (i.e., director-level and above) as well as access to business education and networking programs such as The Leadership Consortium affiliated with Harvard Business School.

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On-Demand learning. We offer all employees access to an on-demand learning platform so they can develop a wide variety of skills at a time and place of their choosing. We offer thousands of learning resources from top content providers aimed at personal development, management, leadership and tech-based functional skill development to employees eager to learn.
Mentoring. We also offer a global 1:1 mentoring program through our Box-wide Mentorship Program, which matches employees with a mentor to focus on skills and career development over a five-month period, enhancing talent across the company and providing employees with the tools needed to thrive.
AI Certification Program. In fiscal year 2026, we introduced a required AI Certification for all Boxers designed to advance workforce capabilities and support responsible AI adoption across the organization. Over 95% of employees achieved certification, and we intend to continue enhancing and expanding the program in 2026 and beyond.
Belonging at Box
At Box, we are committed to fostering an inclusive environment where all Boxers can thrive and feel they belong. Inclusion and belonging are a core part of our culture and empower all Boxers to “bring their (  ) selves to work.” We’ve taken a holistic approach across three pillars to interweave inclusion and belonging into every part of Boxer experience.
Culture. At Box, we prioritize creating an inclusive environment where everyone can thrive, regardless of their background or identity. We focus on fostering a sense of belonging through our Boxer Mindsets, which promote behaviors that support inclusion for all employees. We also provide educational opportunities for people leaders on topics such as fostering psychologically safe environments and allyship courses to equip employees with the tools they need to create healthy and supportive environments for all individuals.
Careers. We focus on ensuring that we are recruiting, developing and progressing a high-performing workforce. We take great pride in celebrating our differences and we hire the best talent from all backgrounds. Our recruiting team also focuses on a variety of initiatives to attract a wide array of high-performing talent through pipeline partnerships such as Hiring Our Heroes and myGwork.
Community. At Box, we have a dynamic array of employee resource communities (ERCs) and interest communities, which foster a supportive environment for employees to connect and belong. These communities are open to all employees and include Box Women’s Network, Black Excellence Network, Box Asian Pacific Islander, BoxVets, Families at Box, Pride and BoxAbilities. These global communities engage in community gatherings, professional development opportunities and volunteering initiatives to support external communities.
Employee Health and Safety
The health and safety of our employees is a priority at Box. Box maintains a global Health & Safety framework designed to promote safe, healthy, and supportive working environments across all office locations. While policies are tailored to comply with applicable local laws and regulations, consistent global standards apply across our operations, including risk assessments, mandatory training, emergency preparedness, and incident reporting protocols.
During fiscal year 2026, we continued to conduct and update formal risk assessments across our international offices. This included external health and safety audits in Poland and the United Kingdom and ongoing internal risk assessments covering workplace ergonomics, stress management, medically vulnerable employees, night work, and maternity-related considerations. In Japan, we maintain a formally constituted Health Committee in accordance with local labor law requirements.
In addition to physical workplace safety, we support employee well-being through comprehensive global benefits programs. These include healthcare coverage, behavioral health services, wellness subsidies, flexible time off policies, parental leave programs, and employee financial benefits. In fiscal year 2026, we expanded eligibility under the Box Stands Together Fund to provide additional support to Boxer households impacted by job loss.
Box also continues to offer mental health support resources, including coaching and therapy sessions, and provides ergonomic consultations for hybrid and remote employees to support safe home office environments.

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Our Commitment to Our Communities through Box.org
Every day we focus on leveraging the strengths of Box for greater good in our world. This means engaging our product, people and philanthropy strategically for greater positive impact. Our mission at Box is to power how the world works together. Our Box.org mission is to power how the world does more good together. From organizations serving and protecting foster children, to those working on the front lines of disaster response, to others advocating for and protecting our planet, Box is powering productivity and efficiency gains that lead to compelling outcomes and real impact for many thousands of nonprofit organizations.
In fiscal year 2026, we provided millions of dollars of in-kind product support and extended Box access to thousands of nonprofits through our box.org discounting and donation program. Additionally, a majority of our employees participated in social impact activities by volunteering with a cause they care about, donating to organizations and/or providing pro bono consulting to nonprofits.
In fiscal year 2026, we selected six outstanding organizations to receive Box Impact Fund grants to help fuel critical missions and digitally transform the nonprofit workplace. In its fifth year, the Box Impact Fund supports organizations pursuing digital transformation projects.
Governance
In addition to the corporate governance policies, procedures and best practices we have implemented, as described in the above sections titled “Corporate Governance Highlights” and “Board of Directors and Corporate Governance,” our approach to strong governance is demonstrated in the following areas:
Corporate Governance: Compliance and Ethics
Among our core values, our goal to “Make Mom Proud” means we act with integrity, make ethical decisions, and use good judgment. Our culture of integrity starts with our Code of Business Conduct and Ethics and our compliance program, which includes risk assessment, development of policies and procedures, training, auditing and monitoring, and investigations and remediation of potential compliance matters. A copy of the Code of Business Conduct and Ethics is available on our website at https://www.boxinvestorrelations.com.
The Code of Business Conduct and Ethics applies to all Box directors and employees, including our executive officers. The Code of Business Conduct and Ethics is reviewed on an annual basis for any changes to law or policy and updated as appropriate. All new employees are required to complete training on the Code of Business Conduct and Ethics, and our employees must complete additional training on the Code of Business Conduct and Ethics, Preventing Workplace Harassment, and a compliance certification each year. Throughout the year, our employees are required to complete supplemental trainings to address compliance risks associated with particular roles and functions at Box.
Our Supplier Code of Conduct is a statement of Box’s principles for engaging with our suppliers and service providers and sets forth Box’s expectations of our suppliers and service providers, including requiring them to do business ethically, comply with applicable legal requirements, and act in a socially responsible manner.
In addition, we are subject to the UK Modern Slavery Act of 2015 (the “Modern Slavery Act”) and voluntarily report on our compliance for Australia’s Modern Slavery Act of 2018. As part of our adherence to these acts, we publish an annual statement detailing our efforts to combat modern slavery and human trafficking, which is available on our website at https://www.boxinvestorrelations.com.
We strive to create a culture where open, honest communication is the expectation, not the exception. We want all employees to feel comfortable approaching their manager or any member of the Box leadership team in instances where our value “Make Mom Proud” has not been upheld. We partner with AllVoices to provide our employees with a platform where employees can safely and anonymously share feedback with company leadership, including complaints and concerns regarding possible violations of, or non-compliance with, the Code of Business Conduct and Ethics, a written statement of company policy or a law or regulation, or retaliatory acts against anyone who makes such a complaint or assists in the investigation of a complaint. Reports may be made by phone or web reporting using our hotline at box.allvoices.co. Reports may be made anonymously and confidentially.

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Political Contributions
Our employees must comply with all local, state, federal, foreign, and any other applicable laws and regulations regarding political contributions. Company funds or assets cannot be used for, or contributed to, political campaigns or practices under any circumstances unless pre-approved by Box’s Chief Legal Officer and, if appropriate, the Nominating and Corporate Governance Committee. However, it is acceptable for Box employees to make lawful personal political contributions.
Data Governance, Privacy, Security, and Compliance
Data security and privacy have never been more important. At their heart, digital security and privacy are about trust and transparency. We have established a multi-pronged approach to building and maintaining cloud-based security and privacy solutions for our customers. For more information about our commitment to security and compliance, we encourage you to visit our Box Trust Center at https://www.box.com/trust.
Our data privacy and security practices include:
•
Maintaining a transparent website and platform, including privacy and cookie notices, to inform our customers about how we collect, use, share, disclose, retain, and protect personal information in compliance with data protection laws, principles and certifications;

•	Enabling our customers to make data subject requests globally regardless of their location, thereby ensuring user data control and transparency around how we use, collect, and share user data;
•	Providing annual data protection and security training to all employees, supplemented with targeted/role specific data protection, privacy, and/or security training, as needed; and
•
Maintaining many of the most comprehensive security and privacy certifications available globally, that are assessed annually by third-party auditors, independent third-party assessors and/or internally to verify our compliance.

In addition, Box enables customers to secure their data in a number of ways, including:
•	Frictionless security enabled by built-in controls such as granular permissions, strong user authentication, and AES 256-bit encryption at rest and TLS 1.2+ encryption in transit;
•	The ability of customers to manage their own encryption keys using Box KeySafe;
•	Simplified information governance that allows customers to easily set policies that retain, dispose of, and preserve content;
•	Box Zones, which enables organizations to address data residency obligations across multiple geographies; and
•
Box Shield Pro, a powerful new suite of content security capabilities that enable enterprises to classify and secure more content faster with automatic AI-driven classification and streamlined thread responses with agentic insights at scale.

Our commitment to protecting the privacy and security of our corporate and customer data has resulted in Box achieving the a wide array of security and privacy compliance certifications, including: APEC Cross Border Privacy Rules (CBPR); APEC Privacy Recognition for Processors (PRP); Global Cross-Border Privacy Rules (CBPR) Forum; DoD Impact Level 4 Authorization; FedRAMP High; Information System Security Management and Assessment Program (ISMAP) in Japan; Information Security Registered Assessors Program (IRAO) in Australia; Cloud Computing Compliance Control Catalog (C5) in Germany; PCI-DSS; ISO 27001, 27017, 27018 and 27701; SOC 1,2,3; as well as the EU-US Data Privacy Framework and UK Extension and the Swiss-US Data Privacy Framework. We also maintain EU and UK Binding Corporate Rules (BCRs) for data processors and controllers.
Box AI Governance Program
At Box, we believe that AI will bring incredible value to what our customers can do with their content in Box. We also understand that the adoption of AI technology brings unique challenges and risks that must be addressed responsibly. That’s why we've established a cross-functional AI governance team to supervise the integration of AI technology provided by our AI service partners into Box’s systems and products. The AI governance team includes Box’s most senior leaders from Box’s legal, security, compliance, product, engineering, IT, supplier management and people teams. Our commitment to responsible AI governance is further codified in the

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Box AI Acceptable Use Policy & Guiding Principles. These principles create a framework for the responsible use of AI within Box, providing transparency around how Box will use AI, but also highlighting intended and prohibited usage for our customers and their end users. By adhering to these principles, we aim to capitalize on the benefits of AI without compromising the integrity of proprietary data or operations.
Director Compensation
Outside Director Compensation Policy
Under our Outside Director Compensation Policy, members of our Board of Directors who are not employees of Box (“outside directors”) receive compensation in the form of equity and cash, as described below.
On a periodic basis, our Compensation Committee consults with Compensia, a nationally recognized independent compensation consulting firm, regarding the compensation paid to our outside directors. Following the end of our fiscal years, as part of the reviews, our Compensation Committee reviews data provided by Compensia regarding the compensation provided to outside directors of our peer companies.
Cash Compensation
Under our Outside Director Compensation Policy, each outside director is eligible to receive a cash retainer of $45,000 for serving on our Board of Directors. Our outside directors are eligible to receive annual cash retainers for service on the committees of our Board of Directors, as outlined in the table below. Cash retainers and fees are pro-rated for partial years of service.

Committee	Committee Member Annual Retainer	Committee Chair Annual Retainer
Audit Committee	$12,500	$25,000
Compensation Committee	$10,000	$20,000
Nominating and Corporate Governance Committee	$5,000	$10,000

Equity Compensation
Under our Outside Director Compensation Policy, a newly-elected outside director is eligible to receive an initial equity award with a value of $215,000 (“Initial Equity Award”), comprised entirely of RSUs. The Amended Initial Equity Award vests over a three-year period, subject to continued service through each vesting date.
A newly-elected outside director is also eligible to receive an additional award of RSUs with a value equal to the product of (i) $215,000 multiplied by (ii) a fraction, with (x) the numerator equal to 365 minus the number of days completed since the prior annual meeting of the company’s stockholders and (y) the denominator equal to 365 (collectively, the “Additional Initial Equity Award”). The Additional Initial Equity Award will fully vest upon the earlier of: (i) the 12-month anniversary of the prior year’s annual stockholder meeting; or (ii) the date of the subsequent year’s annual stockholder meeting, in each case, subject to continued service through the vesting date.
In addition, on the date of each annual meeting of our stockholders, each outside director is eligible to receive an annual equity award with a value of $215,000 (“Annual Equity Award”), comprised entirely of RSUs. The Annual Equity Award will fully vest upon the earlier of (i) the 12-month anniversary of the grant date or (ii) the date of the subsequent year’s annual stockholder meeting, in each case, subject to continued service through the vesting date. In addition, at each annual stockholder meeting, the non-executive Chair of the Board will receive an additional award of RSUs with a value of $100,000. The award will fully vest at the earlier of (a) twelve months from the date of grant or (b) the date of the subsequent year’s annual stockholder meeting, in each case, subject to continued service through the vesting date.
Notwithstanding the vesting schedules described above, the vesting of each equity award granted to our outside directors will accelerate in full upon a change in control of the company.

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The number of RSUs subject to an equity award described above is determined by dividing the specified value of the award by the average closing price of a share of our Class A common stock for the 30-trading day period ending the trading day before the grant date, with the number of shares determined rounded down to the next whole share.
Stock Ownership Guidelines
Our Board of Directors believes that our directors should hold a meaningful financial stake in the company in order to further align their interests with those of our stockholders. As such, our Board of Directors adopted stock ownership guidelines. Under these guidelines, our non-employee directors are required to achieve specified ownership levels by the later of (i) five years of such individual’s appointment, election or promotion date, as applicable, and (ii) July 2, 2024. Under these guidelines, each non-employee director must own company stock with a value of five times the annual cash retainer for Board service. Vested and unvested stock options and unearned performance-based stock units (“PSUs”) are not considered qualifying stock ownership holdings counted towards compliance with the guidelines. As of May 1, 2026, all of our non-employee directors met, exceeded, or were on track to meet these ownership guidelines, as amended, within the time frames set out above based on their respective rates of stock accumulation.

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Director Compensation for Fiscal Year 2026
The following table provides information regarding the total compensation that was earned by each of our non-employee directors with respect to our fiscal year ended January 31, 2026.

Director	Fees Earned or Paid In Cash ($)	Stock Awards ($)(1)	Total ($)
Sue Barsamian(2)	60,000	209,372	269,372
Dana Evan(3)	77,500	209,372	286,872
Jack Lazar(4)	72,500	209,372	281,872
Dan Levin(5)	50,000	209,372	259,372
Bethany Mayer(6)	77,500	306,748	384,248
Steve Murphy(7)	57,500	209,372	266,872
Amit Walia(8)	50,000	209,372	259,372

(1)
The amounts reported represent the aggregate grant-date fair value of the RSUs awarded to the director, calculated in accordance with FASB ASC Topic 718. The grant date fair value of the RSUs is determined by multiplying the closing stock price on the date of grant by the number of shares of Class A common stock subject to the RSU award.

(2)	As of January 31, 2026, Ms. Barsamian held 6,158 RSUs and options to purchase 28,726 shares of our Class A common stock.
(3)	As of January 31, 2026, Ms. Evan held 6,158 RSUs and options to purchase 45,828 shares of our Class A common stock.
(4)	As of January 31, 2026, Mr. Lazar held 6,158 RSUs and options to purchase 31,666 shares of our Class A common stock.
(5)
As of January 31, 2026, Mr. Levin held 6,158 RSUs and options to purchase 73,132 shares of our Class A common stock, of which options to purchase 62,500 shares were granted to him during his service as an officer of the Company.

(6)	As of January 31, 2026, Ms. Mayer held 9,022 RSUs.
(7)	As of January 31, 2026, Mr. Murphy held 11,133 RSUs.
(8)	As of January 31, 2026, Mr. Walia held 6,158 RSUs.
Our directors who are also our employees receive no additional compensation for their service as directors. During our fiscal year ended January 31, 2026, Mr. Levie was employed as our Chief Executive Officer. See the section titled “Executive Compensation” for additional information about the compensation paid to Mr. Levie.

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PROPOSAL NO. 1 — ELECTION OF DIRECTORS
Our Board of Directors is composed of eight members. In accordance with our amended and restated certificate of incorporation, as amended (the “Certificate of Incorporation”), our Board of Directors is divided into three staggered classes of directors. At the Annual Meeting, three Class III directors will be elected for a three-year term to succeed the same class whose term is then expiring.
Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation, or removal. Any increase or decrease in the number of directors will be distributed among the three classes so that, as nearly as possible, each class will consist of one-third of our directors. This classification of our Board of Directors may have the effect of delaying or preventing changes in control of our company.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF THE FOLLOWING DIRECTORS TO THE BOARD:

✔ Sue Barsamian	✔ Jack Lazar	✔ Steve Murphy

Nominees
Our Nominating and Corporate Governance Committee has recommended, and our Board of Directors has approved, Sue Barsamian, Jack Lazar, and Steve Murphy as nominees for election as Class III directors at the Annual Meeting. If elected, each of Ms. Barsamian and Messrs. Lazar and Murphy will serve as Class III directors until our 2029 annual meeting of stockholders and until their respective successors are duly elected and qualified. Each of the nominees is currently a director of our company. For information concerning the nominees, please see the section titled “Board of Directors and Corporate Governance.”
If you are a stockholder of record and you sign your proxy card or vote by telephone or over the Internet but do not give instructions with respect to the voting of directors, your shares will be voted “For” the election of Ms. Barsamian and Messrs. Lazar and Murphy. We expect that each of Ms. Barsamian and Messrs. Lazar and Murphy will accept such nomination; however, in the event that a director nominee is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by our Board of Directors to fill such vacancy. If you are a street name stockholder and you do not give voting instructions to your broker, bank or other nominee, your broker, bank or other nominee will leave your shares unvoted on this matter.
Vote Required
Each director nominee will be elected by a vote of the majority of the votes cast. A majority of the votes cast means the number of votes cast “For” such nominee’s election exceeds the number of votes cast “Against” that nominee. You may vote “For,” “Against,” or “Abstain” with respect to each director nominee. Broker non-votes and abstentions, if any, will have no effect on the outcome of the election.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE NOMINEES NAMED ABOVE.	✔

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PROPOSAL NO. 2 — ADVISORY VOTE ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS
The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), enables stockholders to approve, on an advisory and non-binding basis, the compensation of our named executive officers as disclosed pursuant to Section 14A of the Exchange Act. This proposal, commonly known as a “Say-on-Pay” proposal, gives our stockholders the opportunity to express their views on our named executive officers’ compensation as a whole and our executive compensation philosophy, policies, and practices described in this proxy statement.
With this Say-on-Pay proposal, we are offering our stockholders an opportunity to cast an advisory vote to approve the compensation of our named executive officers, as disclosed in this proxy statement. Although the vote is non-binding, we value continuing and constructive feedback from our stockholders on compensation and other important matters. The Board of Directors and the Compensation Committee will consider the voting results when making future compensation decisions. At our 2025 annual meeting of stockholders, approximately 96% of votes cast by our stockholders approved the compensation of our named executive officers as disclosed in the 2025 proxy statement.
At our 2022 annual meeting of stockholders, our stockholders recommended that we hold a Say-on-Pay vote each year. Accordingly, we expect that the next Say-on-Pay vote after this year’s vote will take place at our 2027 annual meeting of stockholders and that we will hold a Say-on-Pay vote on an annual basis for the foreseeable future.
We believe that the information provided in the section titled “Executive Compensation,” and in particular the information discussed in the section titled “Executive Compensation—Compensation Discussion and Analysis—Compensation Philosophy,” demonstrates that our executive compensation program was designed appropriately and is working to align management’s interests with our stockholders’ interests to support long-term value creation. Accordingly, we ask our stockholders to vote “For” the following resolution at the Annual Meeting:
“RESOLVED, that the stockholders approve, on an advisory basis, the compensation paid to the named executive officers, as disclosed in the proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the SEC, including the compensation discussion and analysis, compensation tables and narrative discussion, and other related disclosure.”
Vote Required
Approval of the advisory vote on the compensation of our named executive officers requires the approval of a majority of the voting power of the shares of our Voting Stock present virtually or by proxy and entitled to vote thereon. Abstentions are treated as shares present virtually or by proxy and entitled to vote thereon and, therefore, will have the same effect as a vote “Against” this proposal. Any broker non-votes will have no effect on the outcome of the vote.
As an advisory vote, this proposal is non-binding. Although the vote is non-binding, our Board of Directors and our Compensation Committee value the opinions of our stockholders and will consider the outcome of the vote when making future compensation decisions for our named executive officers.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL, ON AN ADVISORY BASIS, ON THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS.	✔

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PROPOSAL NO. 3 — APPROVAL OF THE BOX, INC. AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN
We are seeking stockholder approval to amend and restate our 2015 Equity Incentive Plan, as amended (the “2015 Plan”) to increase the number of shares of our Class A common stock of the Company reserved for issuance under the 2015 Plan by 7,200,000 shares. Other than this increase, no other material changes have been made or are proposed for approval by stockholders.
Based on our Compensation Committee’s recommendation, our Board of Directors adopted the Amended and Restated 2015 Equity Incentive Plan on April 15, 2026, subject to approval from our stockholders at our Annual Meeting. We refer to the 2015 Plan, as amended and restated by our Board of Directors in the form appended to this Proxy Statement as Appendix A, as the “Restated Plan” throughout this Proposal 3.
Our Board of Directors has determined that it is in the best interests of Box and our stockholders to approve this proposal. Our Restated Plan must receive the affirmative vote of a majority of the votes cast to be approved. Abstentions are not considered votes cast and thus will have no effect on the outcome of this proposal. Broker non-votes, if any, will have no effect on the outcome of this proposal. If stockholders approve this proposal, the Restated Plan will become effective as of the date of stockholder approval. If stockholders do not approve this proposal, such amendment and restatement will not take effect and our 2015 Plan will continue in its current form.
Background
The 2015 Plan was initially adopted by our stockholders in January 2015. At our 2024 Annual Meeting of Stockholders held on July 2, 2024 (the “2024 Restatement Date”), our stockholders approved an amendment and restatement to the 2015 Plan that, among other things, removed the annual “evergreen” provision, reduced the initial number of shares available for issuance to 9,000,000, and extended the term of the 2015 Plan to July 2, 2034. At our 2025 Annual Meeting of Stockholders held on June 27, 2025, our stockholders further approved an amendment and restatement to the 2015 Plan to increase the number of shares available for issuance by 5,000,000.
As discussed in our 2025 proxy statement, we anticipated that the shares reserved for issuance under the 2015 Plan following stockholder approval at the 2025 Annual Meeting (along with shares becoming available for future grant due to forfeitures or cancellations) would be sufficient to enable us to continue to grant equity awards under the 2015 Plan for approximately one year.
As of May 1, 2026, approximately 2,516,604 shares remained available for grant under the 2015 Plan. After reviewing projected hiring plans, employee retention needs, and peer benchmarking with respect to the equity award sizes required for those plans and needs, our Board of Directors believes that an additional 7,200,000 shares are necessary to meet our anticipated equity compensation needs for an additional year.
Why Should Stockholders Vote to Approve the Restated Plan?
The Restated Plan is Critical to Recruiting, Incentivizing and Retaining the Top Talent that Drives our Growth
We operate in a highly competitive market for AI and technology talent. Attracting and retaining experienced, high-impact employees is critical to advancing our AI-first, intelligent content management strategy. Our success depends on the skills, acumen and motivation of talented and seasoned technology and other employees who can execute at the highest level. Equity awards are an important component of our compensation program and a key tool for recruiting and retaining these employees. Equity awards align employee interests with the long-term interests of our stockholders by providing employees with an ownership stake in the Company and linking compensation to Company performance.
Our executive compensation program is weighted heavily toward equity, while cash compensation is generally below market relative to our peer group. In addition, for awards earned under our short-term incentive plan, we currently settle 100% of the value earned by non-NEOs and 50% of the value earned by NEOs in shares of our common stock rather than in cash, which further aligns the incentives of our executives and employees with those of our stockholders. This deliberate approach allows us to lean on equity and performance-based incentives to

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attract and reward top performers, rather than relying on higher fixed salaries. Equity awards tie compensation directly to Company performance and stock price appreciation, which we believe is the right structure for both employees and stockholders. We have used equity awards strategically and on a broad basis to successfully compete and grow our business.
If stockholders do not approve the Restated Plan at our Annual Meeting, our ability to grant equity awards to continuing employees and non-employee members of our Board of Directors will be severely constrained by the number of shares currently available. In that event, we would have to consider other compensation alternatives, which may not as effectively align the interests of our employees with those of our stockholders, and would be a distraction from our management team’s focus on execution of our business strategy. For example, we would have to consider increasing cash compensation, which could adversely affect our business, results of operations, financial condition and cash flows.
The Share Request is a Measured, Needs-Based Request Intended to Cover Approximately One Year of Anticipated Equity Usage
Our Board of Directors believes that the requested increase of 7,200,000 shares is a measured, needs-based request that is intended to replenish the share reserve for approximately one year of anticipated equity usage, rather than provide a multi-year cushion. We therefore expect to seek a further increase at our 2027 Annual Meeting to continue recruiting and retaining top talent and support sustained, profitable growth. As of May 1, 2026, approximately 2,516,604 shares remained available for issuance under the 2015 Plan. If stockholders approve the Restated Plan, the number of shares remaining available for issuance under the Restated Plan is estimated to be approximately 9,716,604 shares, representing 6.2% of our 157,098,444 outstanding shares of Class A common stock, on an as converted basis, as of May 1, 2026. We believe the post-approval available pool size is conservative relative to market practice and estimated to be below the 25th percentile of recent equity plan amendments among comparable software companies.
Our Compensation Committee and Board of Directors considered projected hiring plans, expected retention needs, competitive market practices, historical grant activity and forecasted future equity awards in determining the size of the requested increase. Based on that review, our Board of Directors believes the requested increase appropriately balances our anticipated talent and retention needs with our commitment to managing dilution.
We are Committed to Managing Dilution and Our Capital Allocation Record Demonstrates that Commitment
We use equity awards deliberately and monitor dilution carefully. We evaluate our equity program within the context of our broader capital allocation strategy, which has included substantial share repurchases that have materially offset the dilutive impact of equity grants.
Since 2021, we have combined targeted equity grants with significant share repurchases to limit long-term dilution. During fiscal years 2026, 2025 and 2024, we repurchased 9.7 million, 7.6 million and 6.6 million shares, respectively, for an aggregate of 24 million shares. During fiscal years 2026, 2025 and 2024, only 5.2 million, 6.1 million and 5.4 million net shares, respectively, were issued pursuant to the equity awards granted under our 2015 Plan, after accounting for shares withheld to satisfy tax withholding obligations. One impact of this repurchase program has been that it decreased the total number of shares of Class A common stock that would otherwise have been outstanding, making our burn rate higher than it otherwise would have been because burn rate is based on shares outstanding. Our board of directors recently authorized an additional $500 million stock repurchase program in April 2026.
We also seek to reduce dilution by withholding shares to satisfy tax withholding obligations related to equity awards from those shares otherwise issuable to the equity award recipients. We withheld approximately 2.7 million shares in fiscal year 2026, 2.7 million shares in fiscal year 2025, and 2.8 million shares in fiscal year 2024 to satisfy our tax withholding obligations related to equity awards. We expect to continue this practice to minimize the dilutive impact of our equity compensation program to our stockholders.

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We Have Taken Concrete Steps to Improve Equity Efficiency and Reduce Stock-Based Compensation
We are actively working to improve the efficiency of our equity program over time. These efforts include:
•
Geographic hiring mix. We have strategically expanded our workforce in lower-cost locations, most notably Poland, where we now employ more than 500 people. Equity award ranges in Poland and other non-U.S. locations are significantly lower than San Francisco Bay Area ranges. This geographic diversification meaningfully reduces our per-employee equity cost.

•
Reduced award ranges. In recent years, we have reduced RSU award ranges selectively to reflect updated market data. We have also reduced our new hire grant ranges in connection with a modification to our vesting schedule for initial grants.

•
Annual grant guideline reviews. Our Compensation Committee reviews equity grant guidelines annually for every role at Box, benchmarking against local market data and peer companies to ensure awards remain aligned with our compensation philosophy and competitive market practice.

We are actively working to improve equity efficiency and reduce stock-based compensation expense over time through hiring mix, grant design, and cost discipline. Further, we plan to grant equity broadly and anticipate that fewer than 5% of the shares reserved under the Restated Plan would be used for equity award grants to our Named Executive Officers.
Our Compensation Program is Performance-Based and We Have Received Very Strong Stockholder Support of our Say-On-Pay Proposals
The aim of our executive compensation program is to tie the pay of our Named Executive Officers to both their own and the Company’s performance. We generally pay our Named Executive Officers below-market cash compensation and use equity, including performance-based stock units, to reward sustained performance. Our Chief Executive Officer’s total target cash compensation is below the 10th percentile of our peer group, and our other Named Executive Officers’ total target cash compensation is below the 25th percentile of our peer group. Our CEO’s most recent equity grant (his first in many years) was 100% performance-based. In addition, since fiscal year 2023, we have granted at least 50% of the annual merit equity to our Named Executive Officers in the form of performance-based awards. We have also adopted a clawback policy that allows us to recover excess incentive-based compensation from our executive officers in the event of a restatement of our financial statements due to material non-compliance with any financial reporting requirement under applicable securities laws.
Our record of stockholder approval of our say-on-pay proposals is indicative of the success of our equity compensation practices. In 2023 and 2024, 98% of our stockholders voted in favor of our say-on-pay proposal, and in 2025, 96% voted in favor.
We Have Used our 2015 Plan Responsibly – and Burn Rate Methodology Matters
We recognize that our equity compensation program has a dilutive effect on our stockholders, and we seek to balance that impact against the need to attract and retain talent in a highly competitive market. In determining the number of shares of common stock to reserve under the Restated Plan, our Compensation Committee reviewed key metrics, including number of shares available under the 2015 Plan, overhang, historical grant practices, burn rate and forecasted grants, as discussed below. Our Compensation Committee also reviewed analyses of peer companies’ practices from Compensia, a national compensation consulting firm.
In evaluating these metrics, our Compensation Committee also considered our full capital structure, including our outstanding Series A preferred stock on an as-converted basis. We believe it is appropriate to consider the Series A preferred stock on an as-converted basis when evaluating burn rate and related share-based metrics because the Series A preferred stock is convertible into approximately 18.5 million shares of Class A common stock and therefore represents potential dilution to common stockholders. In addition, the $500 million proceeds from the Series A preferred financing was used to repurchase shares of our common stock, which reduced common shares outstanding and, absent adjustment, would affect the denominator used in burn rate and related calculations. Considering the Series A preferred stock on an as-converted basis therefore provides a more complete view of our capital structure and improves the usefulness of these metrics when evaluating our equity compensation program.
•
Number of Shares Remaining under the 2015 Plan. As of May 1, 2026, 2,516,604 shares remained available for issuance under the 2015 Plan, representing approximately 1.6% of our outstanding Class A common stock, on an as-converted basis, as of such date. If our stockholders approve the Restated

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Plan, the number of shares that remains available for issuance under the Restated Plan is estimated to be approximately 9,716,604 shares (subject to adjustments for grants, forfeitures, cancellations and shares withheld for taxes), representing approximately 6.2% of our outstanding Class A common stock, on an as-converted basis, as of May 1, 2026.
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Overhang. As of May 1, 2026, 19,969,331 shares remained subject to outstanding equity awards, representing approximately 12.7% of our outstanding Class A common stock, on an as-converted basis, as of May 1, 2026. The following table includes information regarding outstanding equity awards under the 2015 Plan as of May 1, 2026. For this purpose, unearned PSUs were counted assuming target-level performance, and earned PSUs for which the performance criteria has been achieved but remain subject to time-based vesting were counted using actual performance achieved.

2015 Plan
Total shares underlying outstanding stock options	912,318
Weighted average exercise price of outstanding stock options	$18.06
Weighted average remaining contractual life of outstanding stock options, in years	1.81
Total shares underlying outstanding unvested RSUs and PSUs(1)	19,057,013
Total outstanding equity awards	19,969,331

(1)
Unearned PSUs were counted assuming target level performance, and earned PSUs for which the performance criteria has been achieved but remain subject to time-based vesting were counted using actual performance achieved.

•
Historical Grant Practices. The Compensation Committee and our Board of Directors considered the number of shares covered by equity awards we granted in our last three fiscal years. In fiscal 2024, fiscal 2025, and fiscal 2026, we granted RSUs or PSUs covering approximately 9.0 million, 10.1 million and 9.1 million shares, respectively (assuming, in each case, “target” level performance for performance-based equity awards). We did not grant stock options during any of the last three fiscal years.

•
Burn Rate. Our average net burn rate over the past three fiscal years was 2.87%. We believe that our burn rate is most accurately reflected by counting our time-based vesting awards in the year of grant, and our performance-based equity awards in the year that they are vested, net of any cancelled or forfeited shares and shares withheld for taxes that returned to the available pool. For our time-based vesting awards, cancellation or forfeiture rates are a consideration in our planning and granting practices, and an important element in our assessment of dilution. In addition, we believe that performance awards are best considered in the year that they vest, rather than the year that they are granted. As discussed below in the Compensation Discussion and Analysis section of this proxy statement and in line with our performance and pay-for-performance philosophy, PSUs payouts are earned only if applicable performance goals are achieved. As a result, these awards may not be earned or vest at all if the targets are not met. Accordingly, we do not believe counting PSUs in the year of grant provides a meaningful representation of actual share usage or stockholder impact.

	FY2024	FY2025	FY2026	Average
RSUs granted	8,799,985	9,303,585	8,915,862	9,006,477
PSUs granted(1)	157,500	755,000	135,500	349,333
PSUs vested(2)	55,534	104,146	109,644	89,775
Weighted average common stock outstanding, basic(3)	144,202,672	144,228,016	144,194,894	144,208,527
Weighted average common stock outstanding, as converted(4)	162,789,122	162,767,972	162,734,260	162,763,785
Forfeitures and shares withheld for taxes	4,291,612	4,494,510	4,478,958	4,421,693
Net Burn Rate(5)	2.80%	3.02%	2.79%	2.87%

(1)	PSUs granted were counted assuming target level performance.
(2)	Represents the total number of PSUs vested during the applicable period.
(3)	Represents the weighted-average number of shares of common stock outstanding, basic, as reported on page 100 of our Annual Report on Form 10-K for the fiscal year ended January 31, 2026.
(4)	Represents the sum of (i) the weighted-average common stock outstanding, basic, and (ii) the weighted-average Series A Preferred Stock outstanding, on an as converted to common stock basis.
(5)
Represents the sum of (i) RSUs granted and (ii) PSUs vested during the applicable period, minus forfeiture and shares withheld for taxes that returned to the available share pool during the applicable period, divided by the weighted-average common stock outstanding, as converted.

•
Forecasted Grants. To determine how long the share request under the Restated Plan described above will enable us to make grants of equity awards, our Board of Directors reviewed a forecast that considered the dynamics and factors described above. In addition, the forecast reviewed by our Board of

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Directors considered forecasted future equity awards, with the future equity awards determined based on assumptions about our stock price and the competitive dollar value to be delivered to the equity award recipient. Because we generally determine the size of equity awards to be granted based on the dollar value of the relevant award, if the stock price used to determine the number of shares subject to an equity award differs significantly from the stock price assumed in the forecast, our actual share usage may deviate significantly from our forecasted share usage. For example, if our stock price used to determine the number of shares subject to future equity awards is lower than the stock price assumed in the forecast, we would need a larger number of shares than anticipated to deliver the same intended dollar value to the recipients of those equity awards. Conversely, if our stock price used to determine the number of shares subject to future equity awards is higher than the stock price assumed in the forecast, we would need a smaller number of shares than anticipated to deliver the same intended dollar value to the recipients of those equity awards.
The Restated Plan Includes Compensation and Governance Best Practices
The Restated Plan includes provisions considered best practice for compensation and corporate governance purposes. These provisions protect our stockholders’ interests:
•	Administration. The Restated Plan will be administered by the Compensation Committee, which consists entirely of independent non-employee directors.
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No Annual “Evergreen” Provision. The Restated Plan requires stockholder approval to increase the maximum number of shares that can be granted. The Restated Plan does not contain an annual “evergreen” to automatically increase the number of shares available for issuance each year.

•	Repricing is Not Allowed without Stockholder Approval. The Restated Plan does not permit awards to be repriced or exchanged for other awards unless our stockholders approve the repricing or exchange.
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No Single-Trigger Vesting Acceleration upon a Change in Control. In a change in control (as defined in the Restated Plan), awards will be treated in the manner determined by the administrator. The Restated Plan does not provide for automatic vesting of awards upon a change in control for such executives, employees, and consultants unless the award is not assumed or substituted. As is typical for non-employee director equity awards, awards granted under our Outside Director Compensation Policy accelerate upon the occurrence of a change in control.

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Reasonable Annual Limits on Non-Employee Director Compensation. The Restated Plan sets limits as to the total compensation that non-employee directors may receive during each fiscal year (for service as a non-employee director).

•
Limited Transferability. Awards under the Restated Plan generally may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner, other than by will or by the laws of descent and distribution, unless otherwise approved by the administrator (on such terms as the administrator deems appropriate).

•	No Tax Gross-ups. The Restated Plan does not provide for any tax gross-ups.
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Forfeiture Events. Each award under the Restated Plan will be subject to any clawback policy of the Company, and the administrator may require a participant to forfeit, return, or reimburse the Company all or a portion of the award and any amounts paid under the award to comply with such clawback policy or applicable laws.

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No Dividends on Unvested Awards. Under the Restated Plan, no dividends or other distributions may be paid with respect to any shares underlying the unvested portion of an award, and no dividends or other distributions may be paid with respect to stock options or stock appreciation rights.

•
Minimum Exercise Price. Other than stock options and stock appreciation rights assumed in connection with acquisitions, stock options and stock appreciation rights granted under the Restated Plan must have a per share exercise price no less than 100% of the fair market value per share on the date of grant of the relevant award.

Our executive officers and directors have an interest in the approval of the Restated Plan because they are eligible to receive equity awards under the Restated Plan.

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Summary of the Restated Plan
The following paragraphs summarize the principal features of the Restated Plan and its operation. However, this summary is not a complete description of the provisions of the Restated Plan and is qualified in its entirety by the specific language of the Restated Plan. A copy of the Restated Plan is provided as Appendix A to this proxy statement.
Purposes of the Restated Plan. The purposes of the Restated Plan are to promote the success of the Company’s business by providing equity-based incentives to attract and retain the best available personnel for positions of substantial responsibility, provide additional incentives to employees, directors, and consultants, and encourage stock ownership by eligible service providers, thereby aligning their interests with those of the Company’s stockholders. Service providers eligible to participate in the Restated Plan are discussed below.
Award Types. The Restated Plan permits the grant of incentive stock options, nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares. An “incentive stock option” is an incentive stock option within the meaning of Section 422 of the Internal Revenue Code (the “Code”). A “nonstatutory stock option” is a stock option that is not an incentive stock option. “Restricted stock” is stock that is subject to forfeiture to the Company during a “period of restriction” until applicable vesting conditions are met. A “restricted stock unit” is a bookkeeping entry representing an amount equal to the fair market value of one share. A “stock appreciation right” is an award that provides for a payment based upon the difference between the fair market value of a share on the date of exercise and the stated exercise price of the stock appreciation right. A “performance unit” is an award denominated in shares or cash, which may be earned based on applicable vesting conditions. A “performance share” means an award denominated in shares, which may be earned based on applicable vesting conditions. All such awards are described in further detail below.
Stock Subject to the Restated Plan. Subject to certain adjustments described below, the maximum aggregate number of shares that may be issued under the Restated Plan pursuant to awards granted after the 2024 Restatement Date is (a) 21,200,000 shares, plus (b) a number of shares equal to the number of shares subject to stock options or similar awards granted under each of the 2011 Plan and the 2015 Plan on or prior to the 2024 Restatement Date that, after the 2024 Restatement Date, expire or otherwise terminate without having been exercised in full, and (c) a number of shares equal to the number of shares subject to awards granted under each of the 2011 Plan and the Current 2015 Plan on or prior to the 2024 Restatement Date that, after the 2024 Restatement Date, are forfeited to or repurchased by us, with the maximum number of shares to be added to the Restated Plan pursuant to clauses (b) and (c) equal to 20,228,040. The shares issued under the Restated Plan may be authorized, but unissued, or reacquired Company common stock. For the avoidance of doubt, we are permitted to issue shares subject to the exercise or settlement of awards outstanding on or prior to the Restatement Date. As of May 1, 2026, the closing sale price of a share of our common stock reported on The New York Stock Exchange was $25.01.
If an award granted under the Restated Plan expires or becomes unexercisable without having been exercised in full, or, with respect to restricted stock, restricted stock units, performance units or performance shares, is forfeited to or repurchased by the Company due to failure to vest, then the unpurchased shares (or for awards other than options or stock appreciation rights, the forfeited or repurchased shares), which were subject thereto will become available for future grant or sale under the Restated Plan (unless the Restated Plan has terminated). With respect to stock appreciation rights and options exercised through net settlement or a tender of shares, the gross shares subject to the portion of the award exercised will cease to be available for future grant or sale under the Restated Plan. Shares that actually have been issued under the Restated Plan under any award will not be returned to the Restated Plan and will not become available for future distribution under the Restated Plan; provided, however, that if shares issued pursuant to awards of restricted stock, restricted stock units, performance shares or performance units are repurchased by the Company or are forfeited to the Company due to failure to vest, such shares will become available for future grant under the Restated Plan. Shares used to satisfy the withholding obligations for taxes related to an award will become available for future grant or sale under the Restated Plan. To the extent an award under the Restated Plan is paid out in cash rather than shares, such cash payment will not result in reducing the number of shares available for issuance under the Restated Plan. Notwithstanding the foregoing and, subject to certain adjustments described below, the maximum number of shares that may be issued upon the exercise of incentive stock options will equal the aggregate share number stated in the paragraph above, plus, to the extent allowable under Section 422 of the Code, any shares that become available for issuance under the Restated Plan pursuant to this paragraph.

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Administration of the Restated Plan. Different committees of one or more members of our Board of Directors, or of one or more other individuals satisfying applicable laws appointed by our Board of Directors (each a “committee”), may administer the Restated Plan, including with respect to different groups of eligible participants. If the Restated Plan is administered by a committee other than the Company’s independent Compensation Committee, the Company’s independent Compensation Committee will maintain oversight of, and set a limit on the number of shares covered by awards that may be granted by, such committee, such committee will not have authority to grant awards to members of such committee, and such committee will be constituted to satisfy applicable laws.
Powers of the Administrator. Subject to the provisions of the Restated Plan, and in the case of a committee, the specific duties delegated by our Board of Directors to such committee, the administrator will have the authority, in its discretion, to: determine the fair market value (as defined in the Restated Plan) for purposes of the Restated Plan; select the eligible service providers to whom awards may be granted under the Restated Plan; determine the number of shares to be covered by each award granted under the Restated Plan; approve forms of award agreements for use under the Restated Plan; determine the terms and conditions, not inconsistent with the terms of the Restated Plan, of any award granted under the Restated Plan (including, but not limited to, the exercise price, the time or times when awards may vest or be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any award or the shares relating thereto, based in each case on such factors as the administrator determines; prescribe, amend and rescind rules and regulations relating to the Restated Plan, including rules and regulations relating to sub-plans established for the purpose of accommodating requirements of local law and procedures outside the U.S., facilitating the administration of the Restated Plan in jurisdictions outside the U.S., or for qualifying for favorable tax treatment under applicable non-U.S. laws; construe and interpret the terms of the Restated Plan and awards granted under the Restated Plan; modify or amend each award (subject to limitations contained in the Restated Plan); allow participants to satisfy withholding obligations for taxes (subject to limitations contained in the Restated Plan); authorize any person to execute on behalf of the Company any instrument required to affect the grant of an award previously granted by the administrator; temporarily suspend the exercisability or vesting of an award if the administrator deems such suspension to be necessary or appropriate for administrative purposes; allow a participant to defer the receipt of the payment of cash or the delivery of shares that otherwise would be due to the participant under an award; and make all other determinations deemed necessary or advisable for administering the Restated Plan.
No Repricing; Exchange Program. Without stockholder approval, the administrator may not institute a program under which: outstanding awards are surrendered or canceled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash; and/or the exercise price of an outstanding award is reduced.
Outside Director Award Limitations. No non-employee director may be paid, issued, or granted, in any fiscal year of the Company, (a) cash-settled equity awards, or (b) stock-settled equity awards (including any awards issued under the Restated Plan), in each case, with an aggregate value (the value of which will be based on their grant date fair value determined in accordance with U.S. generally accepted accounting principles) that, in the aggregate, exceed $1,000,000, increased to $2,000,000 for such outside director for the fiscal year in which he or she joins our Board of Directors as an outside director.
Dividends and Other Distributions. Service providers holding an award granted under the Restated Plan will not be entitled to receive any dividends or other distributions paid with respect to a share underlying such award until the portion of such award covering such share has fully vested, and all periods of restriction with respect to such share has lapsed, and such share has been issued pursuant to such award.
Transferability of awards. Unless determined otherwise by the administrator, an award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent and distribution, and may be exercised, during the lifetime of the participant, only by the participant. If the administrator makes an award transferable, such award will contain such additional terms and conditions as the administrator deems appropriate.
Eligibility. Nonstatutory stock options, stock appreciation rights, restricted stock, restricted stock units, performance shares and performance units may be granted to employees, members of our Board of Directors or consultants (each, as defined in the Restated Plan, a “service provider” and, collectively, “service providers”). Incentive stock options may be granted only to employees. As of May 1, 2026, we had approximately

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2,937 employees (including one employee member of our Board of Directors), one consultant and seven non-employee members of our Board of Directors that would be eligible to participate in the Restated Plan. Historically, we have rarely granted equity awards to consultants.
Stock Options. Each option will be evidenced by an award agreement that will specify the exercise price, the number of shares subject to the option, the exercise restrictions, if any, applicable to the option, and such other terms and conditions as the administrator determines. Each option will be designated in the award agreement as either an incentive stock option or a nonstatutory stock option. However, notwithstanding such designation, to the extent that the aggregate fair market value of the shares with respect to which incentive stock options are exercisable for the first time by the participant during any calendar year (under all plans of the Company and any parent or subsidiary) exceeds $100,000, such options will be treated as nonstatutory stock options. The fair market value of the shares will be determined as of the time the option with respect to such shares is granted. The term of each option will be 10 years from the date of grant or such shorter term as may be provided in the award agreement. Moreover, in the case of an incentive stock option granted to a participant who, at the time the incentive stock option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any parent or subsidiary, the term of the incentive stock option will be 5 years from the date of grant or such shorter term as may be provided in the award agreement. The per share exercise price for the shares to be issued pursuant to exercise of an option will be determined by the administrator, subject to the following. In the case of an incentive stock option granted to an employee who, at the time the incentive stock option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any parent or subsidiary, the per share exercise price will be no less than 110% of the fair market value per share on the date of grant. In the case of an incentive stock option granted to any employee other than an employee described in the preceding sentence, the per share exercise price will be no less than 100% of the fair market value per share on the date of grant. In the case of a nonstatutory stock option, the per share exercise price will be no less than 100% of the fair market value per share on the date of grant. Notwithstanding the foregoing, options may be granted with a per share exercise price of less than 100% of the fair market value per share on the date of grant in the case of substitute awards granted in connection with transactions described in, and in a manner consistent with, Section 424(a) of the Code.
At the time an option is granted, the administrator will fix the period within which the option may be exercised and will determine any conditions that must be satisfied before the option may be exercised. The administrator will determine the acceptable form of consideration for exercising an option, including the method of payment.
If a participant ceases to be a service provider, other than as the result of death or disability (as defined in the Restated Plan), the participant may exercise his or her option within such period of time as is specified in the award agreement to the extent that the option is vested on the date of the participant’s termination (but in no event later than the expiration of the term of such option as set forth in the award agreement). In the absence of a specified time in the award agreement, the option will remain exercisable for three months following the participant’s termination.
If a participant ceases to be a service provider as a result of death or disability, the participant may exercise his or her option within such period of time as is specified in the award agreement to the extent the option is vested on the date of termination (but in no event later than the expiration of the term of such option as set forth in the award agreement). In the absence of a specified time in the award agreement, the option will remain exercisable for 12 months following such termination of participant’s service.
Restricted Stock. Each award of restricted stock will be evidenced by an award agreement that will specify any period of restriction, the number of shares granted, and such other terms and conditions as the administrator determines. The administrator may accelerate the time at which any restrictions will lapse or be removed. Except as described below or the award agreement, shares of restricted stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of any applicable period of restriction. During any applicable period of restriction, service providers holding shares of restricted stock granted under the Restated Plan may exercise full voting rights with respect to those shares, unless the administrator determines otherwise. On the date set forth in the award agreement, the restricted stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Restated Plan.
Restricted Stock Units. Each award of restricted stock units will be evidenced by an award agreement that will specify vesting criteria, the number of restricted stock units granted, and such other terms and conditions as the administrator determines. The administrator will set vesting criteria, which, depending on the extent to which the

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criteria are met, will determine the number of restricted stock units that will be paid out to the participant. The administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable U.S. or non-U.S. federal or state securities laws or any other basis determined by the administrator. Upon meeting the applicable vesting criteria, the participant will be entitled to receive a payout as determined by the administrator. Notwithstanding the foregoing, at any time after the grant of restricted stock units, the administrator may reduce or waive any vesting criteria that must be met to receive a payout. The administrator may settle earned restricted stock units only in cash, shares, or a combination of both. On the date set forth in the award agreement, all unearned restricted stock units will be forfeited to the Company.
Stock Appreciation Rights. Each stock appreciation right grant will be evidenced by an award agreement that will specify the exercise price, the term of the stock appreciation right, the conditions of exercise, and such other terms and conditions as the administrator determines. The administrator will have complete discretion to determine the number of stock appreciation rights granted to any service provider.
The per share exercise price for the shares to be issued pursuant to exercise of a stock appreciation right will be determined by the administrator and will be no less than 100% of the fair market value per share on the date of grant. Otherwise, the administrator, subject to the provisions of the Restated Plan, will have complete discretion to determine the terms and conditions of stock appreciation rights granted under the Restated Plan. Notwithstanding the foregoing, a stock appreciation right may be granted with a per share exercise price of less than 100% of the fair market value per share on the date of grant in the case of substitute awards granted in connection with transactions described in, and in a manner consistent with, Section 424(a) of the Code. A stock appreciation right granted under the Restated Plan will expire upon the date as determined by the administrator and set forth in the award agreement. Notwithstanding the foregoing, the provisions described above relating to the maximum term and exercise of options also will apply to stock appreciation rights. Upon exercise of a stock appreciation right, a participant will be entitled to receive payment from the Company in an amount determined as the product of: the difference between the fair market value of a share on the date of exercise over the exercise price; and the number of shares with respect to which the stock appreciation right is exercised. At the discretion of the administrator, the payment upon exercise of a stock appreciation right may be in cash, in shares of equivalent value, or in some combination of both.
Performance Units and Performance Shares. Each performance unit will have an initial value that is established by the administrator on or before the date of grant. Each performance share will have an initial value equal to the fair market value of a share on the date of grant. The administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a service provider) which, depending on the extent to which they are met, will determine the number or value of performance units/shares that will be paid out to the service providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “performance period.” Each award of performance units/shares will be evidenced by an award agreement that will specify the performance period, and such other terms and conditions as the administrator determines. The administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable U.S. or non-U.S. federal or state securities laws, or any other basis determined by the administrator. After the applicable performance period has ended, the holder of performance units/shares will be entitled to receive a payout of the number of performance units/shares earned by the participant over the performance period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a performance unit/share, the administrator may reduce or waive any performance objectives or other vesting provisions for such performance unit/share. Payment of earned performance units/shares will be made as soon as practicable after the expiration of the applicable performance period or as otherwise determined by the administrator and set forth in the award agreement. The administrator may pay earned performance units/shares in the form of cash, in shares or in a combination thereof. On the date set forth in the award agreement, all unearned or unvested performance units/shares will be forfeited to the Company, and again will be available for grant under the Restated Plan.
Adjustments. In the event that any extraordinary dividend or other extraordinary distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, reclassification, repurchase, or exchange of shares or other securities of the Company, or other change in the corporate structure of the Company affecting the shares occurs (other than any ordinary dividends or other ordinary distributions), the administrator, in order to prevent diminution

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or enlargement of the benefits or potential benefits intended to be made available under the Restated Plan, will adjust the number and class of shares of stock that may be delivered under the Restated Plan and/or the number, class, and exercise price of shares of stock covered by each outstanding award, and the numerical share limits set forth in the Restated Plan.
Dissolution or Liquidation. In the event of a proposed dissolution or liquidation of the Company, the administrator will notify each participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised or vested, an award will terminate immediately prior to the consummation of such proposed action.
Merger or Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a change in control (as defined in the Restated Plan), each outstanding award will be treated as the administrator determines subject to the restriction in the following paragraph, including, without limitation, that each award be assumed or an equivalent option or right substituted by the successor corporation or a parent or subsidiary of the successor corporation. The administrator will not be required to treat all awards or participants similarly in the transaction.
To the extent that the successor corporation does not assume or substitute for the award, the participant will vest in and have the right to exercise the portion of the participant’s then-unvested and outstanding options and stock appreciation rights that is not assumed or substituted for, including shares as to which such award would not otherwise be vested or exercisable, all restrictions on restricted stock, restricted stock units, performance shares and performance units not assumed or substituted for will lapse, and, with respect to such awards with performance-based vesting not assumed or substituted for, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met, in each case, unless specifically provided otherwise under the applicable award agreement or other written agreement between the participant and the Company or any of its subsidiaries or parents, as applicable. In addition, to the extent an option or stock appreciation right is not assumed or substituted for in the event of a merger or change in control, the administrator will notify the participant in writing or electronically that such option or stock appreciation right will be exercisable for a period of time determined by the administrator, and the option or stock appreciation right will terminate upon the expiration of such period.
With respect to awards granted to an outside director that are assumed or substituted for, if on the date of or following such assumption or substitution the participant’s status as a director or a director of the successor corporation, as applicable, is terminated other than by a voluntary resignation by the participant (unless such resignation is at the request of the acquirer), then the participant will fully vest in and have the right to exercise options and/or stock appreciation rights as to all of the shares underlying such award, including those shares which would not be vested or exercisable, all restrictions on restricted stock and restricted stock units will lapse, and, with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met.
Death or Disability. If a participant’s status as a service provider ceases as a result of such participant’s death or disability, the participant’s outstanding and unvested awards will accelerate and vest in full. With respect to awards with performance-based vesting, unless specifically provided otherwise under the applicable award agreement, a company policy applicable to the participant, or other written agreement between the participant and us, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met.
Term of Restated Plan. The Restated Plan will continue in effect for a term of 10 years from the Restatement Date, unless terminated earlier by the administrator. The administrator, at any time, may amend, alter, suspend or terminate the Restated Plan. The Company will obtain stockholder approval of any Restated Plan amendment to the extent necessary and desirable to comply with applicable laws.
Forfeiture Events. Awards will be subject to the Company’s clawback policy in effect as of the adoption of the Restated Plan and will be subject to any other clawback policy of the Company as may be established and/or amended from time to time to comply with applicable laws.

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Summary of U.S. Federal Income Tax Consequences
The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the Restated Plan. The summary is based on existing U.S. laws and regulations, and there can be no assurance that those laws and regulations will not change. The summary is not complete and does not discuss the tax consequences upon a participant’s death, or the income tax laws of any municipality, state or foreign country in which the participant may reside. Tax consequences for any particular participant may vary based on individual circumstances.
Incentive Stock Options
A participant recognizes no taxable income for regular income tax purposes because of the grant or exercise of an option that qualifies as incentive stock option under Section 422 of the Code. If a participant exercises the option and then later sells or otherwise disposes of the shares acquired through the exercise the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the exercise, the participant will recognize a capital gain or loss equal to the difference between the sale price of the shares and the exercise price, and we will not be entitled to any deduction for federal income tax purposes.
However, if the participant disposes of such shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise (a “disqualifying disposition”), any gain up to the excess of the fair market value of the shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the shares are disposed of in a transaction in which the participant would not recognize a loss (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by Box for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Code.
For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for purposes.
Nonstatutory Stock Options
A participant generally recognizes no taxable income as the result of the grant of such an option. However, upon exercising the option, the participant normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the shares acquired by exercising a nonstatutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss.
Stock Appreciation Rights
In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income equal to the fair market value of any shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the shares acquired by exercising a stock appreciation right, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss.
Restricted Stock Awards
A participant acquiring shares of restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date, reduced by any amount paid by the participant for such shares. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, under Section 83(b) of the Code to accelerate the ordinary income tax event to

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the date of acquisition by filing an election with the Internal Revenue Service no later than thirty days after the date the shares are acquired. Upon the sale of shares acquired under a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.
Restricted Stock Unit Awards
There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will recognize ordinary income equal to the fair market value of shares issued to such participant on the vesting date or, if later, the settlement date elected by the administrator or a participant. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Any additional gain or loss recognized upon any later disposition of any shares received would be capital gain or loss.
Performance Shares and Performance Unit Awards
A participant generally will recognize no income upon the grant of a performance share or a performance unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.
Section 409A
Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the Restated Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A of the Code, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be before the compensation is actually or constructively received. Also, if an award subject to Section 409A of the Code violates the provisions of Section 409A of the Code, Section 409A of the Code imposes an additional 20% federal income tax on compensation recognized as ordinary income, and interest on such deferred compensation.
Tax Effect for Box
We generally will be entitled to a tax deduction in connection with an award under the Restated Plan equal to the ordinary income realized by a participant when the participant recognizes such income (for example, the exercise of a nonstatutory stock option) except to the extent such deduction is limited by applicable provisions of the Code. Special rules limit the deductibility of compensation paid to our Chief Executive Officer and other “covered employees” as determined under Section 162(m) of the Code and applicable guidance. Under Section 162(m) of the Code, the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.
THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND BOX WITH RESPECT TO AWARDS UNDER THE AMENDED AND RESTATED 2015 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

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Number of Awards Granted to Employees, Consultants and Directors
The number of awards that an employee, director or consultant may receive under the Restated Plan is in the discretion of the Compensation Committee and therefore cannot be determined in advance. Further, since the number of shares subject to the RSUs to be granted to non-employee directors under the Restated Plan depends on the fair market value of our common stock at future dates, it is not possible to determine the exact number of shares that will be subject to such future RSU awards. The following table sets forth, with respect to the individuals and groups named below, the aggregate number of shares subject to awards granted under the 2015 Plan (whether or not currently outstanding, vested, or forfeited, as applicable) during fiscal year 2026:

Name and position	Number of Shares Subject to Options Granted	Weighted Average Per Share Exercise Price of Option	Number of Shares Subject to RSUs and PSUs Granted(1)	Dollar Value of Shares Subject to RSUs and PSUs Granted(2)
Aaron Levie Chief Executive Officer	—	—	1,513	45,314
Dylan Smith Chief Financial Officer	—	—	139,571	4,108,151
Olivia Nottebohm Chief Operating Officer	—	—	138,361	4,143,912
All executive officers as a group	—	—	279,445	8,369,378
All non-employee directors as a group	—	—	45,970	1,562,980
All employees who are not executive officers, as a group	—	—	8,725,947	269,543,416

(1)	PSUs granted shown at target value.
(2)	Reflects the aggregate grant date fair value of awards computed under ASC 718.
Vote Required
Approval of this Proposal 3 requires the affirmative vote of a majority of the votes cast. Abstentions and broker non-votes will have no effect on the outcome of this Proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE BOX, INC. AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN.	✔

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PROPOSAL NO. 4 — RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Our Audit Committee has appointed Ernst & Young LLP (“EY”), independent registered public accountants, to audit our consolidated financial statements for our fiscal year ending January 31, 2027. During our fiscal year ended January 31, 2026, EY served as our independent registered public accounting firm.
Notwithstanding the appointment of EY and even if our stockholders ratify the appointment, our Audit Committee, in its discretion, may appoint another independent registered public accounting firm at any time during our fiscal year if our Audit Committee believes that such a change would be in the best interests of our company and our stockholders. At the Annual Meeting, our stockholders are being asked to ratify the appointment of EY as our independent registered public accounting firm for our fiscal year ending January 31, 2027. Our Audit Committee is submitting the appointment of EY to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. Representatives of EY will be present at the Annual Meeting, and they will have an opportunity to make a statement and will be available to respond to appropriate questions from our stockholders.
If our stockholders do not ratify the appointment of EY, our Board of Directors may reconsider the appointment.
Fees Paid to the Independent Registered Public Accounting Firm
The following table presents fees for professional audit services and other services rendered to our company by EY for our fiscal years ended January 31, 2025 and 2026, respectively.

	2025	2026
Audit Fees(1)	$3,289,181	$3,052,730
Tax Fees(2)	$409,751	$174,637
Total Fees	$3,698,932	$3,227,367

(1)
Audit Fees consist of professional services provided in connection with the audit of our annual consolidated financial statements and the audit of internal control over financial reporting, including the review of our unaudited quarterly consolidated financial statements, and audit services that are normally provided by the independent registered public accounting firm in connection with statutory and regulatory filings or engagements for those fiscal years.

(2)	Tax Fees consist of fees for professional services for tax compliance, tax advisory and tax planning. These services include assistance regarding federal, state and international tax compliance.
Auditor Independence
Pursuant to its charter and the policy described further below, our Audit Committee pre-approves audit and non-audit services rendered by our independent registered public accounting firm, EY. Our Audit Committee has determined that the rendering of non-audit services for tax compliance, tax planning and tax advisory by EY is compatible with maintaining the independence of EY.
Audit Committee Policy on Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm
Our Audit Committee has established a policy governing our use of the services of our independent registered public accounting firm. Under this policy, our Audit Committee is required to pre-approve all audit and non-audit services performed by our independent registered public accounting firm in order to ensure that the provision of such services does not impair the public accountants’ independence. All fees paid to EY for our fiscal years ended January 31, 2025 and 2026 were pre-approved by our Audit Committee.

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Vote Required
The ratification of the appointment of EY as our independent registered public accounting firm requires the affirmative vote of a majority of the voting power of the shares of our Voting Stock present virtually or by proxy at the Annual Meeting and entitled to vote thereon. Abstentions are treated as shares present virtually or by proxy and entitled to vote at the Annual Meeting and, therefore, will have the same effect as a vote “Against” this proposal. Any broker non-votes will have no effect on the outcome of the vote.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG LLP.	✔

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REPORT OF THE AUDIT COMMITTEE
The Audit Committee is a committee of the Board of Directors comprised solely of independent directors as required by the listing standards of the New York Stock Exchange and rules and regulations of the SEC. The Audit Committee operates under a written charter approved by the Board of Directors, which is available on the company’s website at https://www.boxinvestorrelations.com. The composition of the Audit Committee, the attributes of its members and the responsibilities of the Audit Committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The Audit Committee periodically reviews and assesses the adequacy of its charter and the Audit Committee’s performance.
With respect to the company’s financial reporting process, the management of the company is responsible for (1) establishing and maintaining internal controls and (2) preparing the company’s consolidated financial statements. The company’s independent registered public accounting firm, EY, is responsible for performing an independent audit of the company’s consolidated financial statements and of the company’s internal control over financial reporting in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States) (“PCAOB”) and to issue a report thereon. It is the responsibility of the Audit Committee to oversee these activities. It is not the responsibility of the Audit Committee to prepare the company’s financial statements. In the performance of its oversight function, the Audit Committee has:
•	reviewed and discussed the audited financial statements with management and EY;
•	discussed with the independent auditors the matters required to be discussed by the applicable requirements of the PCAOB and the SEC; and
•
received the written disclosures and the letter from EY required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence and has discussed with EY its independence.

Based on the Audit Committee’s review and discussions with management and EY, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Annual Report on Form 10-K for the fiscal year ended January 31, 2026 for filing with the Securities and Exchange Commission.
Respectfully submitted by the members of the Audit Committee of the Board of Directors:
•	Jack Lazar (Chair)
•	Dana Evan
•	Steve Murphy
This report of the Audit Committee is required by the SEC and, in accordance with the SEC’s rules, will not be deemed to be part of or incorporated by reference by any general statement incorporating by reference this proxy statement into any filing under the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference, and will not otherwise be deemed “soliciting material” or “filed” under either the Securities Act or the Exchange Act.

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EXECUTIVE OFFICERS
The following table identifies certain information about our executive officers as of May 1, 2026. Our executive officers are appointed by, and serve at the discretion of, our Board of Directors. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Aaron Levie	41	Chief Executive Officer
Olivia Nottebohm	48	Chief Operating Officer
Dylan Smith	40	Chief Financial Officer

Aaron Levie co-founded our company and has served as our Chief Executive Officer and a member of our Board of Directors since April 2005. Mr. Levie also served as Chair of our Board of Directors from December 2013 to May 2021. Mr. Levie attended the University of Southern California from 2003 to 2005.
Olivia Nottebohm has served as our Chief Operating Officer since November 2023. Prior to joining Box, Ms. Nottebohm was Chief Revenue Officer and Advisor to the CEO at Notion Labs, Inc., a maker of a cloud-based productivity platform, from June 2021 to November 2022. Ms. Nottebohm served as Chief Operating Officer at Dropbox, Inc. from February 2020 to February 2021. Ms. Nottebohm was Vice President of SMB Sales and GTM Operations, Google Cloud at Google, from September 2016 to February 2020. From August 2014 to September 2016, she served as Senior Director, Americas Product and Sales Operations, Google Ads at Google. Prior to joining Google, she was a Partner at McKinsey & Company, where she was focused on technology, sales strategy and operations. Ms. Nottebohm has served on the board of directors of AppFolio, Inc., a provider of cloud business management solutions, since March 2023. Ms. Nottebohm holds a B.A. in Economics from Harvard University and an M.B.A. from Stanford University Graduate School of Business.
Dylan Smith co-founded our company and has served as our Chief Financial Officer since April 2005, leading investor relations and all aspects of financial operations. Mr. Smith holds a B.A. in Economics from Duke University.

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EXECUTIVE COMPENSATION
Compensation Discussion and Analysis
This Compensation Discussion and Analysis describes the material elements of our executive compensation program for our named executive officers. For our fiscal year ended January 31, 2026, our named executive officers were:
•	Aaron Levie, our Chief Executive Officer
•	Olivia Nottebohm, our Chief Operating Officer
•	Dylan Smith, our Chief Financial Officer
Our Company
Box is the leading Intelligent Content Management, or ICM, platform. Box gives organizations a single platform for their unstructured data – which typically represents about 90% of all data within an organization. This data is content – from blueprints to wireframes, videos to documents, proprietary formats to PDFs – and it is the source of an organization’s unique value. The Box ICM platform enables our customers to securely manage the entire content lifecycle, from the moment a file is created or ingested to when it is shared, edited, published, approved, signed, classified, and retained. Box keeps content secure and compliant, while also allowing easy access and sharing of this content from anywhere, on any device – both within the organization and with external partners.
With our Software-as-a-Service (SaaS) platform, customers can work with their content as they need – from secure external collaboration and workspaces to e-signature processes and content workflows – improving employee productivity and accelerating business processes. IT teams can establish a space for compliant content management, and developers can easily create customized portals for white-labeled content collaboration. Administrators have wide range of security, data protection, and compliance features they can activate to help meet legal and regulatory requirements, internal policies, and industry standards. The Box ICM platform enables a broad range of high-value business use cases and integrates with more than 1,500 leading business applications, such as those offered by Adobe, Apple, Cisco, CrowdStrike, Google, Guidewire, IBM, Microsoft, Okta, Oracle-NetSuite, Palo Alto Networks, Salesforce, ServiceNow, Slack, USDM, Workday, and Zoom. With hundreds of file formats and media types supported, Box is compatible with multiple application environments, operating systems, and devices – ensuring that workers can securely access their critical business content whenever and wherever they need it.
Executive Summary
Fiscal 2026 Performance
Our fiscal year ended January 31, 2026 marked substantial progress across all facets of our business – strategically, operationally and financially. Key financial results for our fiscal year 2026 included the following:
•	Revenue: Our revenue in fiscal year 2026 was $1.177 billion, an increase of 8% from fiscal year 2025.
•
Non-GAAP Operating Income: Our non-GAAP operating income in fiscal year 2026 was $333.6 million, or 28.3% of revenue, an improvement over our prior fiscal year non-GAAP operating income of $303.6 million, or 27.9% of revenue.

Revenue and non-GAAP operating income were elements of our incentive compensation plan for fiscal year 2026. Please see the section titled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on Form 10-K included with your proxy materials, for a more detailed discussion of our fiscal year 2026 financial results and, beginning on page 66 of that Annual Report on Form 10-K, a discussion regarding, and reconciliation of, our non-GAAP to GAAP financial measures.

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Fiscal 2026 Executive Compensation Highlights
For our fiscal year ended January 31, 2026, the key highlights of our executive compensation program included:
•
Below-Market CEO Compensation. Throughout his tenure as our Chief Executive Officer, Mr. Levie has expressed to our Compensation Committee his preference that his compensation remain modest so that we could invest in other areas of the business. Mr. Levie maintained this preference in fiscal year 2026. As a result, his total compensation for fiscal year 2026 consisted of modest cash compensation, positioned below the 10th percentile of our compensation peer group, and he did not receive any long-term incentive awards. In connection with the decision not to grant Mr. Levie an additional long-term incentive award in fiscal year 2026, our Compensation Committee determined that the PSUs granted to Mr. Levie in fiscal year 2025, which remain subject to stock price thresholds of $40, $50 and $60 before becoming eligible to vest, continue to motivate Mr. Levie and align his interests with those of our stockholders in driving long-term stockholder value.

•
No Changes to Base Salaries and Target Short-Term Compensation of our Named Executive Officers. In fiscal year 2026, to help ensure we meet our operating margin commitments while reinvesting additional cash in our growth initiatives, our Compensation Committee maintained the base salaries and target bonus percentages of our named executive officers.

•
Pay for Performance – Fiscal 2026 Executive Bonus Plan Payouts. Our named executive officers participated in the Fiscal 2026 Executive Bonus Plan (as defined below), which we believe reinforces our pay for performance philosophy because payouts were 100% at-risk and tied to the achievement of challenging revenue and non-GAAP operating income goals. These goals required approximately 6.1% revenue growth and 6.7% non-GAAP operating income growth over fiscal year 2025 results. Based on actual fiscal year 2026 performance, our named executive officers earned 105.5% of their target annual incentives. Awards earned under this plan were paid out in an equal mix of cash and fully vested RSUs with equivalent cash value.

•
Grant of an Equal Mix of PSUs and RSUs to other NEOs as Merit Equity. To further align Ms. Nottebohm’s and Mr. Smith’s interests with our stockholders’ interests, our Compensation Committee granted each executive an equal mix of PSUs and RSUs in fiscal year 2026. The PSUs vest only if both performance-based and time-based vesting conditions are satisfied. Our Compensation Committee established revenue and non-GAAP operating income goals for these awards at levels significantly above our results for the fiscal year ended January 31, 2025, mirroring the goals set for the Fiscal 2026 Executive Bonus Plan. Our Compensation Committee selected these metrics because it believes they are key drivers of long-term stockholder value creation and should represent a meaningful portion of the total compensation opportunity for senior leaders. Based on actual fiscal year 2026 performance, the PSUs became eligible to vest at 107.9% of target.

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Overview
The Compensation Committee reviews on an ongoing basis the company’s executive compensation program to evaluate whether it supports the company’s executive compensation philosophies and objectives and is aligned with stockholder interests. Our executive compensation practices include the following, each of which the Compensation Committee believes reinforces our executive compensation objectives and are aligned with stockholder interests:

What we do		What we don’t do
✔
Significant amount of compensation at-risk and capped. A significant portion of our named executive officers’ compensation is at-risk compensation that is tied to achievement of corporate goals pursuant to our Executive Bonus Plan or our PSUs, and subject to maximum payout caps.
		✗	No single-trigger benefits. We do not provide our named executive officers with any payments or benefits that vest or are paid solely upon a change in control.
✔	Annual Say-on-Pay votes. We hold an annual Say-on-Pay vote, and our Compensation Committee considers the results of the vote when evaluating our executive compensation program.	✗	No guaranteed salary increases. We do not guarantee our named executive officers any salary increases.
✔	Stock ownership requirements. We have adopted policies with respect to minimum stock ownership requirements for our named executive officers and members of our Board of Directors.	✗	No perquisites or special benefits. We do not provide our named executive officers with perquisites or other personal benefits that are not generally offered to all other employees.
✔	Clawback policy. We adopted a policy that allows us to recover certain incentive-based compensation from our named executive officers in the event of certain restatements of our financial statement.	✗	No tax gross-ups. We do not provide our named executive officers with any tax gross-ups.
✔
Independent Advisory Support. Our Compensation Committee retains the services of Compensia as an outside, independent consultant to advise on compensation matters related to our executive and director compensation programs. Compensia does not perform any other services for Box.
		✗	No special retirement plans. We do not provide our named executive officers with any special executive retirement plans.

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Compensation Philosophy
Our executive compensation program is structured to provide compensation plans, policies, and programs that attract and retain the best talent for positions of substantial responsibility, provide incentives for such persons to perform to the best of their abilities, and to promote the success of our business. The following table identifies the main elements of our fiscal year 2026 executive compensation program and the reasons for each:

Element	Reasons for Providing Element
Base Salary	Provide our named executive officers compensation for their services based on their knowledge, skills, past performance, and experience
Performance-based Bonuses	Encourage our named executive officers to achieve short-term individual and company goals that drive our growth
Performance-based and Time-based Equity Awards	Provide long-term retention and incentives to our named executive officers that align their interests with our stockholders’ interests
Welfare and Other Employee Benefits	Provide for our named executive officers’ health and well-being consistent with the benefits received by our other employees
Change in Control and Severance Benefits
Provide our named executive officers with a measure of security in order to minimize any distractions related to termination of employment and/or change in control and allow our named executive officers to focus on their duties and responsibilities to maximize stockholder value

Processes and Procedures for Compensation Decisions
Our Compensation Committee is responsible for the compensation program for our executive officers and reports to our Board of Directors on its discussions, decisions and other actions.
Involvement of Management
In fiscal year 2026, our Chief Executive Officer, Chief People Officer, and certain other management team members typically attended Compensation Committee meetings and were involved in the determination of compensation for our other executives. These senior executives made recommendations to our Compensation Committee regarding short-term and long-term compensation for all executives (other than with respect to their own compensation) based on our financial results, an individual executive’s contribution toward these results, and each individual’s performance against their individual goals. Our Compensation Committee then reviewed the recommendations and other data provided by outside compensation advisors and management and made decisions as to the compensation for each executive.
Use of Outside Advisors
Our Compensation Committee is authorized to retain the services of executive compensation advisors, as it sees fit, for the establishment of our compensation programs and related policies and adjustments to the compensation elements and amounts. For our fiscal year ended January 31, 2026, our Compensation Committee retained Compensia, a national compensation consulting firm, to provide it with information, recommendations, and other advice relating to executive compensation on an ongoing basis. Compensia serves at the discretion of our Compensation Committee. Among other things, our Compensation Committee engaged Compensia to assist in developing and updating a group of peer companies to help us determine the level of overall compensation for our executives and assess each separate element of compensation, with a goal of providing compensation that is competitive, fair, motivating and retentive. The Compensation Committee reviewed the independence of Compensia under New York Stock Exchange and SEC rules and concluded that the work of Compensia has not raised any conflict of interest.

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Stockholder Engagement
As owners of Box, we value our stockholders’ opinions and feedback on topics of interest to our stockholders, including on our executive officer and director compensation program and environmental, social and governance matters. Maintaining an active dialogue with our stockholders is consistent with our corporate values of transparency and accountability, and we intend to continue these efforts in the future.
The feedback we receive from stockholders from our outreach program helps our Board of Directors, leadership team, and employees develop a mutual understanding and trust with our stockholders. Members of our Board of Directors and senior executives directly engage from time to time with stockholders to hear unfiltered concerns and perspectives that shape our core strategy and other decisions on matters of interest to our stockholders. Based on such feedback, we believe our stockholders are supportive of the elements of our executive compensation program overall.
Impact of 2025 Stockholder Advisory Vote on Compensation of Named Executive Officers
We conducted a Say-on-Pay vote at our 2025 annual meeting of stockholders. Approximately 96% of the votes cast by stockholders were in favor of approving the compensation of our named executive officers. While evaluating our executive compensation program in fiscal year 2026, our Compensation Committee considered the results of the Say-on-Pay vote as well as stockholder feedback. Given very strong stockholder support of our fiscal 2025 executive compensation program, our Compensation Committee decided to maintain the compensation philosophy, objectives and general approach to executive compensation from the prior year.
Peer Group Compensation Data
With Compensia’s assistance, our Compensation Committee approved a group of public companies to be used when conducting a competitive market analysis of executive officer compensation. Our compensation peer group entering fiscal year 2026 was made up of publicly traded companies in the software industry that, at the time the peer group was approved by our Compensation Committee in June 2024, generally had revenue between $520 million and $2.1 billion, market capitalization between $1.2 billion and $12.1 billion, and were headquartered in the United States.
In September 2025, our Compensation Committee reassessed our compensation peer group, updating the revenue criteria to between $550 million and $2.2 billion and market capitalization criteria to between $1.5 billion and $14.7 billion. Three companies were removed because they were either acquired or were outside of the target financial selection criteria, and three companies were added. The two compensation peer groups used in fiscal year 2026 were:

Compensation Peer Group Entering Fiscal Year 2026	Changes	Compensation Peer Group Revised for Fiscal Year 2026 Effective September 2025
Asana, Inc.		Asana, Inc.
Blackline, Inc.		Blackline, Inc.
Commvault Systems, Inc.		Commvault Systems, Inc.
Confluent, Inc.		Confluent, Inc.
	Added	DigitalOcean Holdings, Inc.
Dropbox, Inc.		Dropbox, Inc.
Elastic N.V.		Elastic N.V.
Five9, Inc.		Five9, Inc.
Guidewire Software, Inc.		Guidewire Software, Inc.
Informatica Inc.		Informatica Inc.
Nutanix, Inc.		Nutanix, Inc.
PagerDuty, Inc.		PagerDuty, Inc.
	Added	Procore Technologies, Inc.
Qualys, Inc.		Qualys, Inc.
SolarWinds Corporation	Removed
	Added	Tenable Holdings, Inc.
Teradata Corporation	Removed
	Added	Varonis Systems, Inc.
Verint Systems Inc.	Removed

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Our Compensation Committee believed these companies were appropriate for our compensation peer group because they were viewed as similarly sized, operated in the same or similar industries as us, had similar growth trajectories, and reflected our competitive market for senior executives.
In setting the elements of compensation for our named executive officers, our Compensation Committee reviewed base salary, target annual incentive compensation opportunity, target total short-term compensation (i.e., base salary plus target incentive opportunity), annual long-term incentive, and total direct compensation values for our named executive officers and those of similarly situated executives of our compensation peer group. Compensia provided data between the 25th and 75th percentiles of market, and our Compensation Committee used this data as a reference. Our Compensation Committee did not benchmark any compensation element to a specific percentile, and our Compensation Committee instead set our named executive officers’ compensation at levels it deemed appropriate after considering other factors, such as each of our named executive officers’ contributions, our short-term and long-term objectives, and prevailing market conditions.
Executive Compensation Program Elements
The following sections describe each element of our executive compensation program, provide the rationale for each such element, and explain how our Compensation Committee determined compensation amounts and awards for our fiscal year ended January 31, 2026.
Base Salary
Base salary is the main fixed element of our named executive officers’ short-term compensation. Base salary compensates our named executive officers for services they provide to us during the fiscal year. Our Compensation Committee typically performs an annual review during which it considers adjustments to our named executive officers’ base salaries after considering such factors as the prevailing market conditions and the named executive officer’s responsibilities, knowledge, skills, experience, and performance. These adjustments allow us to remain competitive in attracting and retaining executive talent.
In March 2025, to help ensure we meet our operating margin commitments while reinvesting additional cash in our growth initiatives, our Compensation Committee decided to maintain the base salaries of our named executive officers even though our named executive officers has maintained these base salaries since fiscal year 2023 when the Compensation Committee reduced the base salary of Messrs. Levie and Smith by ten percent.
The base salaries of our named executive officers during fiscal year 2026 are listed in the table below.

Named Executive Officer	Base Salary For Fiscal Year 2026
Mr. Levie	$162,000
Ms. Nottebohm	$360,000
Mr. Smith	$382,500

The total base salaries earned by our named executive officers during our fiscal year ended January 31, 2026 are listed in the “Summary Compensation Table for Fiscal Year 2026” section below.
Non-Equity Incentive Plan Compensation
We use performance-based incentives to motivate our named executive officers to achieve our annual financial and operational objectives, while making progress towards our longer-term strategic and growth goals. Typically, near the beginning of each fiscal year, our Compensation Committee adopts the performance criteria and targets for the incentive compensation plan for that fiscal year, which identifies the plan participants and establishes the target incentive opportunity for each participant, the performance measures and the associated target levels for each measure, and the potential payouts based on actual performance for the fiscal year. Payments under our incentive compensation plan for fiscal year 2026 were made in an equal mix of cash and fully-vested RSUs.

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Fiscal Year 2026 Bonus Plan

•
Overview. In March 2025, our Compensation Committee adopted and approved our omnibus Executive Incentive Plan for fiscal year 2026 (the “Fiscal 2026 Executive Bonus Plan”). The Fiscal 2026 Executive Bonus Plan provided for potential performance-based incentive payouts to our named executive officers based on the achievement of pre-established corporate financial objectives. The financial objectives were set at target levels determined to be challenging and requiring substantial skill and effort by senior management to achieve.

•
Target Annual Incentive Compensation Opportunities. In March 2025, in connection with its review of our executive compensation program, our Compensation Committee approved the target annual incentive compensation opportunities of our named executive officers, as set forth in the table below. In setting the target annual incentive compensation opportunities, our Compensation Committee considered each named executive officer’s performance, individual contributions, responsibilities, experience, prior annual incentive compensation amount, and peer group market data. Our Compensation Committee has set the target annual incentive compensation opportunities for our named executive officers as percentages of their base salaries paid throughout the year.

For fiscal year 2026, our Compensation Committee made no changes to the percentages for our named executive officers from those used for fiscal year 2025.
The target annual incentive compensation opportunities established for fiscal year 2026 for our named executive officers were:

Named Executive Officer	Fiscal Year 2026 Target Annual Incentive Compensation Opportunity (as a % of base salary for Fiscal 2026)	Fiscal Year 2026 Target Annual Incentive Compensation Opportunity
Mr. Levie	55%	$89,100
Ms. Nottebohm	55%	$198,000
Mr. Smith	55%	$210,375

•
Corporate Performance Measures. To measure the performance of our named executive officers for the Fiscal 2026 Executive Bonus Plan, our Compensation Committee selected revenue and non-GAAP operating income as those measures were deemed as best supporting the achievement of our annual operating plan and enhancing long-term value creation. We define (i) “revenue” as GAAP revenue as reflected in our quarterly and annual financial statements; and (ii) non-GAAP operating income as GAAP operating income as reflected in our quarterly and annual financial statements adjusted to exclude expenses related to stock-based compensation, intangible assets amortization, and as applicable, other special items. Each element was weighted equally under the Fiscal 2026 Executive Bonus Plan. Our Compensation Committee set the revenue and non-GAAP operating income thresholds to be significantly above our results for the fiscal year ended January 31, 2026, so that our revenue for fiscal year 2026 would have had to increase by at least 6.1% year over year and our non-GAAP operating income would have had to improve by at least 6.7% year over year in order for our named executive officers to earn the target annual incentive compensation under the Fiscal 2026 Executive Bonus Plan.

The targets required for 100% achievement under our Fiscal 2026 Executive Bonus Plan and our results were:

Performance Measure	Target (in millions)	Result (in millions)	Achievement of Target	Calculated Payout
Revenue	$1,157.5	$1,177.3	101.7%	105.1%
Non-GAAP Operating Income	$324.1	$333.6	102.9%	105.9%
Total				105.5%

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•
Methodology. Our Compensation Committee assesses performance and determines payouts under our Fiscal 2026 Executive Bonus Plan. The bonus payout, if any, is based on actual financial performance against the pre-established goals for the annual performance period. However, our Compensation Committee retains authority to modify payments in its discretion. As a threshold matter, our named executive officers were eligible for annual incentive compensation payouts with respect to the revenue component only if we met or exceeded 95% of the revenue target for our fiscal year ended January 31, 2026 and with respect to the non-GAAP operating income component only if we met or exceeded 80% of the non-GAAP operating income target for our fiscal year ended January 31, 2026. High thresholds (in both cases, above fiscal year 2025 actual performance) are required to ensure that significant achievement is a prerequisite to receive any incentive payment. With respect to the revenue performance measure, the payment percentage equals the percentage of the revenue target that was achieved until 100% achievement, and achievement over 100% is rewarded using an “accelerator” where each point of performance above 100% achievement increases the payout percentage by three percentage points, subject to a maximum payout percentage of 160%. With respect to the non-GAAP operating income component, achievement at 80% equals a payout percentage of 25%, and the payout percentage is increased (1) by 3.75 percentage points for each point of performance above 80% (until a payout percentage of 100% for performance at 100%) and (2) by two percentage points for each point of performance above 100%, up to a maximum payout percentage of 160%. The payout curves for the revenue and non-GAAP operating income metrics are illustrated below.

•
Caps on Payment. The caps on total payouts of the revenue and non-GAAP operating income components were set to manage potential incentive compensation costs and maintain appropriate incentives for our named executive officers.

•
Performance in Fiscal Year 2026 and Related Payout. For Fiscal Year 2026, we achieved approximately 101.70% of target revenue and approximately 102.9% of target non-GAAP operating income. The revenue measure achievement resulted in a payout percentage of 105.1% of target and the non-GAAP operating income measure achievement resulted in a payout percentage of 105.9% of target. As each metric was weighted 50%, this resulted in a calculated payout percentage of approximately 105.5%.

The target and actual payouts to our named executive officers under the Fiscal 2026 Executive Bonus Plan were:

Named Executive Officer	Target Annual Incentive Compensation Opportunity	Actual Incentive Compensation
Mr. Levie	$89,100	$94,001
Ms. Nottebohm	$198,000	$208,890
Mr. Smith	$210,375	$221,946

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Fifty percent of the payouts were made in the form of fully vested RSUs and 50% of the payouts were made in cash. The number of RSUs each named executive officer received equaled the dollar value of 50% of the actual incentive compensation shown in the table above divided by the average closing price of a share of our Class A common stock for the 30-trading day period ending the trading day before the grant approval date.
The value of the RSUs received in settlement of these bonuses under the Fiscal 2026 Executive Bonus Plan are listed in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table for Fiscal Year 2026” below. Since the intended payout values above were converted into a number of RSUs based on the 30-trading day average closing price as described above, the values set forth in the Summary Compensation Table for Fiscal Year 2026 (which are required by the disclosure rules to be calculated based on the closing price of our Class A common stock on the date the RSUs were granted, in accordance with FASB ASC Topic 718) are different from the payout values set forth in the table above.
Equity Awards
Our Compensation Committee grants equity awards to our named executive officers in order to align their long-term interests with our stockholders’ interests.
Our Compensation Committee determines the size of the equity awards we grant to our named executive officers in connection with their hire through arm’s-length negotiation, considering such factors as prevailing market conditions, market data for new-hire awards, the named executive officer’s expected short-term compensation, the equity award’s potential incentive and retention value, and the named executive officer’s prospective role and responsibilities.
Our Compensation Committee also periodically grants equity awards to our named executive officers for promotions, as an additional incentive to continue service with us, or to recognize exceptional corporate and individual performance. Our Compensation Committee does not apply a fixed formula when determining the size of these equity awards because it grants an amount of equity that it believes properly rewards the named executive officer for their contributions to the growth in our long-term stockholder value. In doing so, our Compensation Committee considers factors such as the economic value of the named executive officer’s unvested equity awards and the ability of this equity to satisfy our retention objectives; the named executive officer’s performance, contributions, responsibilities, and experience; the equity awards granted by our compensation peer group to similarly situated executives; a compensation analysis performed by Compensia; and other internal equity considerations.
Timing of Equity Awards
Our Compensation Committee has typically granted equity awards to our executive officers in the first quarter of each fiscal year. We have not granted, nor do we intend to grant, equity awards in anticipation of the release of material nonpublic information that is likely to result in changes to the price of our Class A common stock, such as a significant positive or negative earnings announcement. Similarly, we have not timed, nor do we intend to time, the release of material nonpublic information based on equity award grant dates.
No Fiscal Year 2026 Equity Awards to CEO

•
Overview. Our Compensation Committee did not grant any long-term incentive equity award to Mr. Levie in fiscal year 2026. Throughout his tenure as Chief Executive Officer, Mr. Levie has expressed a preference that his compensation remain modest to allow the Company to invest in other areas of the business. Our Compensation Committee determined that the PSUs granted to Mr. Levie in fiscal year 2025, which become eligible to vest only if stock price thresholds of $40, $50 and $60 are achieved, continue to provide an appropriate incentive for Mr. Levie and align his interests with those of our stockholders in driving long-term stockholder value. As of May 1, 2026, none of the stock price thresholds subject to the 600,000 PSUs granted to Mr. Levie in fiscal year 2025 had been met.

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Fiscal Year 2026 Equity Awards to NEOs other than CEO

•
Overview. In the first quarter of fiscal year 2026, our Compensation Committee approved equity incentive awards to Ms. Nottebohm and Mr. Smith, in the form of both PSUs and RSUs. Similar to fiscal year 2025, our Compensation Committee determined that it would grant 50% of the equity value in the form of RSUs that vest solely based on service over a four-year period and 50% of the equity value in the form of PSUs that are tied to achieving revenue and non-GAAP operating income performance goals during our fiscal year 2026. The goal of these PSUs is to align the interests of our named executive officers with those of our stockholders and to incentivize them to meet and exceed our operating targets. Our Compensation Committee selected revenue and non-GAAP operating income as the performance measures for the PSUs as those measures were deemed as best supporting the achievement of our annual operating plan and enhancing long-term value creation. After considering the peer group data provided by Compensia, the unvested equity award holding value and the anticipated future contributions of our named executive officers, our Compensation Committee approved the grant of annual equity awards to Ms. Nottebohm and Mr. Smith at a level deemed competitive with the annual long-term incentives provided by the companies in our compensation peer group to similarly situated executives, as follows:

Named Executive Officer	Number of RSUs Awarded	RSU Value	Number of PSUs Awarded	PSU Value	Total Value
Mr. Levie	—	$0	—	$0	$0
Ms. Nottebohm	67,500	$2,021,625	67,500	2,021,625	$4,043,250
Mr. Smith	68,000	$2,036,600	68,000	2,036,600	$4,073,200

•
Fiscal Year 2026 RSUs. Ms. Nottebohm’s and Mr. Smith’s awards of RSUs were each scheduled to vest as to one-sixteenth of the award on June 20, 2025 and as to one-sixteenth of the award each quarter thereafter, subject to their continued service with us through the applicable vesting date. Our Compensation Committee believes that granting a portion of the awards in the form of time-based RSUs supports the retention and motivation of our named executive officers and aligns their interest with the long-term interests of our stockholders.

•
Fiscal Year 2026 PSUs. The PSUs granted to Ms. Nottebohm and Mr. Smith provide that up to 50% of the target number of shares were earned and therefore become eligible to vest based upon achieving a pre-determined annual revenue goal. The remaining 50% of the target number of shares were eligible to vest based upon achieving a pre-determined non-GAAP operating income goal for fiscal year 2026. Our Compensation Committee established revenue and non-GAAP operating income goals for these awards at levels significantly above the Company’s results for the fiscal year ended January 31, 2025, consistent with the goals used in the Fiscal 2026 Executive Bonus Plan. Our Compensation Committee selected these metrics because it believes they are key drivers of long-term stockholder value creation and should represent a meaningful portion of the total compensation opportunity for senior leaders. The targets required for 100% achievement under our fiscal year 2026 PSUs and our results were as follows:

Performance Measure	Target (in millions)	Result (in millions)	Achievement of Target	Actual Payout
Revenue	$1,157.5	$1,173.3	101.7%	108.5%
Non-GAAP Operating Income	$324.1	$333.66	102.9%	107.3%
Total				107.9%

•
Methodology. As a threshold matter, Ms. Nottebohm and Mr. Smith were eligible to vest under the PSUs with respect to the revenue component only if we met or exceeded 90% of the revenue target and with respect to the non-GAAP operating income component only if we met or exceeded 80% of the non-GAAP operating income target for our fiscal year ended January 31, 2026. High thresholds (in both cases, above fiscal year 2025 actual performance) were required to ensure that significant achievement is a prerequisite to receive any payout under the PSUs. With respect to each of the revenue and non-GAAP operating income performance measures, achievement at 90% of the revenue target and 80% of the non-GAAP operating income target means 50% of the target number of shares subject to the PSUs would become eligible to vest. Moreover, if the target revenue or target non-GAAP operating income goals are exceeded, up to an additional 100% of the target number of PSUs for such component may become eligible to vest, making the maximum payout 200% of the target. The payout percentage

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between threshold and maximum achievement is determined by straight line interpolation until achievement is capped at 120% of the revenue target performance measure and 140% of the non-GAAP operating income performance measure. The payout curves for the revenue and non-GAAP operating income metrics are illustrated below:

•
Caps on Payment. The 200% cap on total payouts of the revenue and non-GAAP operating income components was set to manage potential dilution and incentive compensation costs and maintain appropriate incentives for our named executive officers.

•	PSU Achievement and Related Payouts. The target and actual payouts to Ms. Nottebohm and Mr. Smith under the Fiscal 2026 PSUs were:

Named Executive Officer	Target Number of PSUs Eligible to Vest	Actual Number of Shares Earned and Subject to Time-Based Vesting
Mr. Smith	68,000	73,372
Ms. Nottebohm	67,500	72,832

•
Additional Service-Based Vesting Requirement. The PSUs earned vest based upon continued service to us. One third of earned PSUs vested on April 2, 2026, and the remaining two-thirds shall vest annually thereafter on April 2, 2027 and April 2, 2028, subject to continued service with us through each applicable vesting date. The additional service requirement acts as an additional retention incentive and motivates our named executive officers to contribute to the growth in our long-term stockholder value.

Employee Benefit Plans
Our named executive officers participate in our employee benefits programs on the same terms as our other U.S.-based, full-time employees with no special executive programs.
We have a 401(k) Savings Plan (the “401(k) Plan”). Under the 401(k) Plan, participating employees may elect to contribute up to 100% of their eligible compensation, subject to certain limitations. We have not made any matching contributions to date.
We maintain other welfare benefit plans, including health, dental and vision insurance; medical and dependent care flexible spending accounts; short- and long-term disability insurance; life insurance; and accidental death and dismemberment insurance, which we believe are generally consistent with those offered by companies we compete with for employees. For our fiscal year ended January 31, 2026, we also paid certain amounts on behalf of our named executive officers for basic life insurance, as indicated in the “Summary Compensation Table for Fiscal Year 2026” below.

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Perquisites and Special Personal Benefits
We currently do not provide perquisites or any special personal benefits to our named executive officers, but we may provide perquisites or other personal benefits in the future for purposes of recruitment, motivation, or retention; to assist an individual named executive officer in the performance of their duties; and in other limited circumstances. Our Compensation Committee will periodically review and approve all future practices concerning perquisites and other personal benefits.
Change in Control and Severance Arrangements
We have entered into change in control and severance agreements with our named executive officers, which require us to make specific payments and benefits in connection with the termination of such named executive officers’ employment under certain circumstances. We believe that these change in control agreements provide retention value by encouraging our named executive officers to continue service with us and increase stockholder value by reducing any potential distractions caused by the possibility of an involuntary termination of employment or a potential change in control, allowing our named executive officers to focus on their duties and responsibilities. Under these arrangements, a change in control is generally defined as a change in more than 50% of the total voting power of our stock, certain changes in the majority composition of the Board during a 12-month period, or a change in the ownership of a substantial portion of the company’s assets.
Our 2015 Plan provides that if the service of any plan participant (including each named executive officer) ceases as a result of the participant’s death or disability, the vesting of all of his or her outstanding awards granted under our 2015 Plan will accelerate.
For a summary of the material terms and conditions of these severance and change in control arrangements and this vesting acceleration provision under our 2015 Plan, see the section titled “Potential Payments upon Termination or Change in Control” contained in this proxy statement.
Stock Ownership Guidelines
Our Board of Directors believes that our named executive officers should hold a meaningful financial stake in the company in order to further align their interests with those of our stockholders. As such, our Board of Directors has adopted stock ownership guidelines that require our executive officers to achieve specified ownership levels by the later of (i) five years of such individual’s appointment or promotion date, as applicable, and (ii) July 2, 2024. Vested and unvested stock options and unearned PSUs are not considered qualifying stock ownership holdings counted towards compliance with the guidelines. A full description of our current stock ownership guidelines, as amended, is available on our website at https://www.boxinvestorrelations.com and is summarized as follows:
•	our Chief Executive Officer must own company stock with a value of five times his annual base salary; and
•	all other named executive officers (except for the Chief Executive Officer) must own company stock with a value of two times their annual base salary.
As of May 1, 2026, all of our named executive officers met, exceeded, or were on track to meet these ownership guidelines within the time frames set out above based on their respective rates of stock accumulation.
Clawback Policy
Our Board of Directors first adopted a compensation recovery policy (the “Prior Clawback Policy”) in December 2019. In September 2023, our Board adopted a new compensation recovery policy (the “Current Clawback Policy”) providing for the reasonably prompt recovery of certain incentive-based compensation received by our covered executives, which includes our Named Executive Officers as well as certain current and former officers of the company who are subject to Section 16 of the Exchange Act. Our Current Clawback Policy replaced the Prior Clawback Policy and any other clawback policies of ours to the extent those policies applied with respect to the individuals covered by our Current Clawback Policy. Our Current Clawback Policy is intended to comply with, and will be interpreted in a manner consistent with, the Exchange Act and the New York Stock Exchange listing standards. Under the terms of the Current Clawback Policy, in the event of a restatement of our financial statements due to material non-compliance with any financial reporting requirement under applicable securities laws, the Compensation Committee shall take reasonably prompt action to recover from any covered executive

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the incentive-based compensation received by any covered executive during the prior three fiscal years that exceeds the amount the executive otherwise would have received had the incentive-based compensation been determined based on the restated financial statement. The Current Clawback Policy was filed as an exhibit to our Form 10-K for the year ended January 31, 2024.
Insider Trading Policy and Use of 10b5-1 Trading Plans
Our Board of Directors has adopted an Insider Trading Policy governing the purchase, sale, and/or other disposition of securities by our directors, officers, employees and other covered persons. We believe this policy is reasonably designed to promote compliance with insider trading laws, rules, and regulations, and the exchange listing standards applicable to us. Our Insider Trading Policy prohibits all directors, officers and employees (including our named executive officers) from engaging in the following activities with respect to our common stock: trading in derivative securities, hedging transactions, short sales, pledging stock as collateral, or holding stock in a margin account. A copy of our Insider Trading Policy is filed as Exhibit 19.1 to our Annual Report on Form 10-K for our fiscal year ended January 31, 2026.
From time to time, our officers and directors may elect to enter into 10b5-1 trading plans. As of the date of this proxy statement, Mses. Mayer and Nottebohm and Messrs. Levie, Lazar and Smith had active 10b5-1 trading plans. Further, we periodically engage in transactions in our own securities. With regard to trading in our own securities, it is our practice to comply with the federal securities laws and the applicable exchange listing requirements.
Accounting Considerations
Authoritative accounting guidance on stock compensation requires measurement of the compensation expense for all share-based awards made to employees (such as our named executive officers) and directors based on the grant date “fair value” of the awards. Our Compensation Committee considers the accounting expense associated with equity awards. Even though our named executive officers and directors may realize no value from their equity awards, these values have been calculated for accounting purposes and reported in the tables below. This guidance also requires us to recognize the compensation cost of share-based awards in our income statements over the period that the named executive officer or director is required to continue service with us in order for the equity award to vest.
Risk Considerations
Our Compensation Committee reviews and discusses with management the risks arising from our compensation philosophy and practices applicable to all employees to determine whether they encourage excessive risk-taking and to evaluate compensation policies and practices that could mitigate such risks. In addition, our Compensation Committee has engaged Compensia to independently review the risks associated with our executive compensation program. Based on these reviews, our Compensation Committee structures our executive compensation program to encourage our named executive officers to focus on both short-term and long-term success. We do not believe that our executive compensation program creates risks that are reasonably likely to have a material adverse effect on us.

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How We Manage Risks Related to Our Compensation Program
Incentive compensation designed to be aligned with creation of long-term value for stockholders
•
Payouts under our Fiscal 2026 Executive Bonus Plan are based on achievement of revenue and non-GAAP operating income targets. PSUs to CEO are based on achievement of stock price targets and PSUs to other Named Executive Officers are based on achievement of revenue and non-GAAP operating income targets. These performance measures are viewed as supportive of our annual operating plan and create incentives for our named executive officers to create long-term value for our stockholders.

Compensation recovery policy	• Our Clawback Policy applies to certain current and former officers of the company who are subject to Section 16 of the Exchange Act.
• Under the Clawback Policy, incentive-based compensation may be recovered from covered executives if:
○ the company is required to restate all or a portion of its financial statements due to material non-compliance with any financial reporting requirement under applicable securities law;

○
the amount of incentive-based compensation that was received by the covered executive during the three preceding completed fiscal years exceeds the amount of incentive-based compensation that would have been received had the financial statements been in compliance with the financial reporting requirements; and

○ the incentive-based compensation was received after October 2, 2023.

Hedging and pledging policies
•
Our Insider Trading Policy prohibits all directors and employees, including our named executive officers, from engaging in the following activities with respect to our common stock: trading in derivative securities, hedging transactions, short sales, pledging stock as collateral, or holding stock in a margin account.

• These policies are intended to prevent a misalignment, or appearance of misalignment, of interests with stockholders.

Stock ownership guidelines
•
Our executive officers and non-employee directors are required to achieve levels of ownership of company stock with the following values within the later of (i) five years of such individual’s appointment, election or promotion date, as applicable, and (ii) July 2, 2024:

○ Non-employee directors: five times the annual cash retainer for Board service
○ Chief Executive Officer: five times annual base salary
○ Other named executive officers: two times annual base salary.

○
As of January 31, 2026, all of our directors and named executive officers met, exceeded, or were on track to meet these ownership guidelines within the time frames set out above based on their respective rates of stock accumulation.

Compensation Committee Report
Our Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis provided above with management. Based on such review and discussion, our Compensation Committee has recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement and our Annual Report on Form 10-K for our fiscal year ended January 31, 2026.
Respectfully submitted by the members of our Compensation Committee of the Board of Directors:
•	Bethany Mayer (Chair)
•	Sue Barsamian
•	Dana Evan

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Summary Compensation Table for Fiscal Year 2026

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)(1)	Non-Equity Incentive Plan Compensation ($)(2)	All Other Compensation ($)(3)	Total Compensation ($)
Aaron Levie Chief Executive Officer	2026	162,000	—	—	94,912	164	257,076
	2025	162,000	—	12,353,800(4)	92,070	276	12,608,146
	2024	163,500	—	—	47,506	263	211,269
Olivia Nottebohm Chief Operating Officer	2026	360,000	—	4,043,250	210,935	387	4,614,572
	2025	360,000	100,000	4,173,000	204,562	705	4,838,267
	2024	85,909	100,000	11,178,000	24,974	83	11,388,966
Dylan Smith Chief Financial Officer	2026	382,500	—	4,073,200	224,108	417	4,680,225
	2025	382,500	—	4,451,200	217,346	650	5,051,696
	2024	386,042	—	4,344,450	112,160	619	4,843,271

(1)
The amounts reported represent the grant date fair value of the awards granted to the named executive officers during fiscal years 2026, 2025 and 2024 (other than the RSUs granted in settlement of incentive compensation awards under the Executive Bonus Plan for fiscal years 2025 and 2024, which, in the case of such RSUs granted in fiscal years 2026 and 2025, are included in the “Non-Equity Incentive Plan Compensation” column for the prior fiscal year) as computed in accordance with FASB ASC Topic 718. Mr. Levie declined to receive any equity awards in fiscal years 2024 and 2026, other than RSUs granted in settlement of incentive compensation awards under the Executive Bonus Plan.

The grant date fair value of RSUs and PSUs with service-based and/or performance-based vesting conditions (other than those granted to Mr. Levie and described in footnote 4 below) is computed in accordance with FASB ASC Topic 718 based on the closing stock price on the date of grant, and for PSUs assumes achievement of the performance conditions at target levels and are (i) $2,021,625 for Ms. Nottebohm and (ii) $2,036,600 for Mr. Smith. The values of the PSUs at the grant date assuming that the highest level of performance conditions will be achieved are (i) $4,043,250 for Ms. Nottebohm and $4,073,200 for Mr. Smith.
(2)
The amounts reported represent incentive compensation awards earned in fiscal years 2026, 2025 and 2024 by the named executive officers under the Executive Bonus Plan. The material terms of the incentive compensation awards are described in the section titled “Executive Compensation Program Elements—Non-Equity Incentive Plan Compensation.” The incentive compensation awards were paid in the form of cash and fully vested RSUs, and the amounts reported reflect the grant date fair value of such RSUs, as computed in accordance with FASB ASC Topic 718 based on the closing stock price on the date of grant. The number of such RSUs granted in fiscal 2026 (in settlement of the incentive awards granted under the Fiscal 2025 Executive Bonus Plan) is set forth in “Grants of Plan-Based Awards in Fiscal Year 2026” table below.

(3)	The amounts reported represent amounts paid on behalf of the named executive officers for basic life insurance coverage.
(4)
Represents 600,000 PSUs granted to Mr. Levie on December 8, 2024. The grant date fair value of these PSUs with service-based and market-based vesting conditions is computed in accordance with FASB ASC Topic 718 using a Monte Carlo simulation, which requires the use of various assumptions, including the stock price volatility and risk-free interest rate as of the grant date corresponding to the length of the performance period. Information regarding the assumptions used to estimate the fair value of these PSUs is set forth in Note 11 to our consolidated financial statements included in our Annual Report on Form 10-K for our fiscal year ended January 31, 2026.

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Grants of Plan-Based Awards in Fiscal Year 2026
The following table sets forth information regarding grants of plan-based awards made to our named executive officers during fiscal year 2026.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards ($)(2)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Aaron Levie	—	—	89,100	142,400	—	—	—	—	—	—	—
	04/15/2025	—	—	—	—	—	—	1,513(3)	—	—	45,314(4)
Olivia Nottebohm	—	—	198,000	316,800	—	—	—	—	—	—	—
	04/15/2025	—	—	—	—	—	—	3,361 (3)	—	—	100,662(4)
	04/15/2025	—	—	—	—	—	—	67,500 (5)	—	—	2,021,625
	04/15/2025	—	—	—	33,750	67,500 (6)	135,000	—	—	—	2,021,625
Dylan Smith	—	—	210,375	336,600	—	—	—	—	—	—	—
	04/15/2025	—	—	—	—	—	—	3,571 (3)	—	—	106,951(4)
	04/15/2025	—	—	—	—	—	—	68,000 (5)	—	—	2,036,600
	04/15/2025	—	—	—	34,000	68,000 (6)	136,000	—	—	—	2,036,600

(1)
The amounts reported represent the target and maximum values of the named executive officers’ bonuses under our Fiscal 2026 Executive Bonus Plan. There are no threshold amounts under our Fiscal 2026 Executive Bonus Plan because our Compensation Committee exercises discretion to determine the actual payouts and, therefore, there is no minimum amount payable for a certain level of performance.

(2)
The amounts reported represent the grant date fair value of the awards granted to the named executive officers as computed in accordance with FASB ASC Topic 718, calculated based on the closing stock price on the date of grant.

(3)
The amounts reported represent the number of fully vested RSUs issued to Ms. Nottebohm and Messrs. Levie and Smith in our fiscal year ended January 31, 2026 in settlement of the incentive awards granted under the Fiscal 2025 Executive Bonus Plan.

(4)
The amounts reported represent the grant date fair value of the fully vested RSUs issued to Ms. Nottebohm and Messrs. Levie and Smith in our fiscal year ended January 31, 2026 in settlement of the incentive awards granted under the Fiscal 2025 Executive Bonus Plan, as computed in accordance with FASB ASC Topic 718 based on the closing stock price on the date of grant. These amounts, along with the cash amounts paid in settlement of the incentive awards granted under the Fiscal 2025 Executive Bonus Plan, are reflected as fiscal year 2025 compensation in the Summary Compensation Table for Fiscal Year 2026.

(5)	The amounts reported represent the number of RSUs issued as merit awards to Ms. Nottebohm and Mr. Smith in our fiscal year ended January 31, 2026.
(6)	The amounts reported represent the number of PSUs issued as merit awards to Ms. Nottebohm and Mr. Smith in our fiscal year ended January 31, 2026.

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Outstanding Equity Awards at 2026 Fiscal Year-End
The following table provides information regarding equity awards held by our named executive officers as of January 31, 2026.

		Option Awards				Stock Awards
Name	Grant Date	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares of Stock that Have Not Vested (#)	Market Value of Shares of Stock That Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)(1)
Aaron Levie	12/18/2024(2)	—	—	—	—	—	—	600,000	15,210,000
Olivia Nottebohm	12/13/2023(3)	—	—	—	—	225,000	5,703,750	—	—
	04/03/2024(4)	—	—	—	—	42,188	1,069,466	—	—
	04/03/2024(5)	—	—	—	—	53,314	1,351,510	—	—
	04/15/2025(6)	—	—	—	—	54,844	1,390,295	—	—
	04/15/2025(7)	—	—	—	—	—	—	67,500	1,711,125
Dylan Smith	04/09/2017(8)	450,000	—	16.68	04/09/2027	—	—	—	—
	04/03/2019(8)	300,000	—	20.12	04/03/2029	—	—	—	—
	04/04/2022(9)	—	—	—	—	5,157	130,730	—	—
	04/03/2023(10)	—	—	—	—	25,782	653,574	—	—
	04/03/2023(11)	—	—	—	—	25,461	645,436	—	—
	04/03/2024(4)	—	—	—	—	45,000	1,140,750	—	—
	04/03/2024(5)	—	—	—	—	56,870	1,441,655	—	—
	04/15/2025(6)	—	—	—	—	55,250	1,400,588	—	—
	04/15/2025(7)	—	—	—	—	—	—	68,000	1,723,800

(1)
This column represents the market value of the shares underlying the PSUs and RSUs as of January 31, 2026, based on the closing price of our Class A common stock, as reported on the New York Stock Exchange, of $25.35 per share on January 30, 2026, the last trading day of fiscal year 2026.

(2)
The PSUs are eligible to vest based on the Company’s stock price achievement over a performance period that ends on the fourth anniversary of the grant date. The total number of PSUs is divided into three equal tranches with each tranche subject to both a stock price achievement price hurdle and a minimum vesting requirement. Achievement of a stock price hurdle is based on the average closing price of the Company’s Class A common stock over a 45 trading-day period. Once both the stock price hurdle for a tranche and the minimum vesting requirement for such tranche are achieved, the number of PSUs in that tranche will vest and the vested PSUs will be settled through the issuance of shares of Class A common on the Company’s next regular quarterly vesting date (March 20, June 20, September 20, and December 20), subject to continued service through each vesting date.

(3)	One fourth of the shares underlying the RSUs vested on December 20, 2024 and one sixteenth of the shares vest quarterly thereafter, subject to continued service to us.
(4)	One sixteenth of the shares underlying the RSUs vested on June 20, 2024 and one sixteenth of the shares vest quarterly thereafter, subject to continued service to us.
(5)
The number of PSUs earned per the applicable grant was determined by our Compensation Committee after our fiscal year end on March 25 2025, based on the company’s achievement of revenue and non-GAAP operating income performance criteria for the fiscal year that ended January 31, 2025. The number of shares shown reflect the actual number of shares determined by our Compensation Committee as earned and eligible for time-based vesting. One third of the shares underlying these PSUs vested on April 2, 2025 and April 2, 2026, and the remaining one-third shall on April 2, 2027, subject to continued service to us.

(6)	One sixteenth of the shares underlying the RSUs vested on June 20, 2025 and one sixteenth of the shares vest quarterly thereafter, subject to continued service to us.
(7)
The number of PSUs earned per the applicable grant was determined by our Compensation Committee after our fiscal year end on March 11, 2026, based on the company’s achievement of revenue and non-GAAP operating income performance criteria for the fiscal year that ended January 31, 2026. The number of shares shown reflect the actual number of shares determined by our Compensation Committee as earned and eligible for time-based vesting. One third of the shares underlying these PSUs vested on April 2, 2026, and the remaining two-thirds shall vest annually thereafter on April 2, 2027 and April 2, 2028, subject to continued service to us.

(8)	The stock option is fully vested and exercisable.
(9)	One sixteenth of the shares underlying the RSUs vested on June 20, 2022 and one sixteenth of the shares vest quarterly thereafter, subject to continued service to us.
(10)	One sixteenth of the shares underlying the RSUs vested on June 20, 2023 and one sixteenth of the shares vest quarterly thereafter, subject to continued service to us.
(11)
The number of PSUs earned per the applicable grant was determined by our Compensation Committee after our fiscal year end on March 22, 2024 based on the company’s achievement of revenue and non-GAAP operating income performance criteria for the fiscal year that ended January 31, 2024. The number of shares shown reflect the actual number of shares determined by our Compensation Committee as earned and eligible for time-based vesting. One third of the shares underlying these PSUs vested on March 22,2024, and the remaining shares vested annually thereafter on March 20, 2025 and March 20, 2026.

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Option Exercises and Stock Vested in Fiscal Year 2026
The following table sets forth the number of shares of Class A common stock acquired during our fiscal year 2026 by our named executive officers upon the exercise of stock options and the vesting of RSU awards and the value realized upon such exercise or vesting.

	Options Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)(2)
Aaron Levie	—	—	1,513	45,072
Olivia Nottebohm	—	—	173,925	5,519,703
Dylan Smith	34,000	622,540	171,495	5,327,118

(1)	The value realized on exercise is the difference between the market price of the shares of our Class A common stock underlying the options when exercised and the applicable exercise price.
(2)
Calculated by multiplying (i) the fair market value of our Class A common stock on the date of vesting, which was determined using the closing price on the New York Stock Exchange of a share of our Class A common stock on the date of vesting, or if such day is a holiday, on the immediately preceding trading day, by (ii) the number of shares of our Class A common stock acquired upon vesting.

Pension Benefits and Nonqualified Deferred Compensation
We did not provide any defined benefit pension plans or nonqualified deferred compensation plans during our fiscal year ended January 31, 2026.
Potential Payments upon Termination or Change in Control
We have entered into amended and restated change in control and severance agreements (“change in control agreements”) with our current named executive officers, which require us to make specific payments and benefits in connection with the termination of such named executive officers’ employment under certain circumstances. These change in control agreements superseded any other agreement or arrangement relating to severance benefits with these named executive officers.
The descriptions that follow describe such payments and benefits that may be owed by us to each of our named executive officers upon the named executive officer’s termination under certain circumstances, pursuant to the named executive officer’s change in control agreement. The change in control agreements acknowledge that each of these named executive officers is an at-will employee, whose employment can be terminated at any time.
In order to receive the severance benefits described below, each of these named executive officers is obligated to execute a release of claims against us, provided such release of claims becomes effective and irrevocable no later than 60 days following such named executive officer’s termination date, and to continue to comply with the terms of the named executive officer’s confidential information and intellectual property assignment agreement with us.
In the event of a termination of employment without “cause” (as generally defined below) outside of the “change in control period” (as generally defined below), Mr. Levie will receive the following:
•	continuing payments of base salary for 12 months; and
•	paid COBRA benefits for 12 months.

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In the event of a termination of employment without “cause” outside of the “change in control period”, Ms. Nottebohm or Mr. Smith will receive the following:
•	continuing payments of base salary for nine months; and
•	paid COBRA benefits for nine months.
In the event of a termination of employment without “cause” or a resignation for “good reason” (as generally defined below) during the “change in control period,” Mr. Levie will receive the following:
•	continuing payment of base salary for 18 months;
•	a lump-sum payment equal to 150% of his target bonus;
•	paid COBRA benefits for 18 months; and
•
100% acceleration of equity awards; provided, however, that unearned PSUs will either (a) vest in accordance with the terms set forth in the applicable equity award agreement, or (b) in the absence of any specific vesting terms in the applicable award agreement, vest as to 100% of the unearned PSUs at target level.

In the event of a termination of employment without “cause” or a resignation for “good reason” during the “change in control period,” Ms. Nottebohm or Mr. Smith will receive the following:
•	continuing payment of base salary for 12 months;
•	a lump-sum payment equal to 100% of his or her target bonus;
•	paid COBRA benefits for 12 months; and
•
100% acceleration of equity awards, provided, however, that unearned PSUs will either (a) vest in accordance with the terms set forth in the applicable equity award agreement, or (b) in the absence of any specific vesting terms in the applicable award agreement, vest as to 100% of the unearned PSUs at target level.

In the event any payment to one of these named executive officers is subject to the excise tax imposed by Section 4999 of the Code (as a result of a payment being classified as a “parachute payment” under Section 280G of the Code), the named executive officer will be entitled to receive such payment as would entitle the named executive officer to receive the greatest after-tax benefit of either the full payment or a lesser payment which would result in no portion of such severance benefits being subject to excise tax.
For the purpose of the change in control agreements, “cause” means generally the occurrence of any of the following:
•	an act of dishonesty by the named executive officer in connection with the named executive officer’s responsibilities as an employee;
•	the named executive officer’s conviction of, or entry of a plea of guilty or nolo contendere to, a felony or any crime involving fraud or embezzlement;
•	the named executive officer’s gross misconduct;
•
the unauthorized use or disclosure by the named executive officer of our proprietary information or trade secrets or those of any other party to whom the named executive officer owes an obligation of nondisclosure as a result of the named executive officer’s relationship with us;

•	the named executive officer’s willful breach of any obligations under any written agreement or covenant with us;
•	the named executive officer’s failure to cooperate with an investigation by a governmental authority; or
•	the named executive officer’s continued failure to perform his or her duties after notice and a cure period.
For the purpose of the change in control agreements with Messrs. Levie and Smith, “good reason” means generally the named executive officer’s voluntary termination of employment following the expiration of any cure period following the occurrence of one or more of the following without the named executive officer’s consent:
•
a material reduction of the named executive officer’s duties, authorities or responsibilities other than a reduction following a change in control where the named executive officer assumes similar functional duties for a stand-alone business unit due to the company becoming part of a larger entity; provided that a reduction resulting from the company not being a stand-alone business unit following a change in control will affirmatively be grounds for good reason;

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•	a material reduction of the named executive officer’s base salary; or
•	a material change in the geographic location of the named executive officer’s primary work facility or location.
For the purpose of the change in control agreement with Ms. Nottebohm, “good reason” means generally the named executive officer’s voluntary termination of employment following the expiration of any cure period following the occurrence of one or more of the following without the named executive officer’s consent:
•
a material reduction of the named executive officer’s duties, authorities or responsibilities other than a reduction following a change in control due to the company being part of a larger entity where the named executive officer assumes similar functional duties;

•	a material reduction of the named executive officer’s base salary; or
•	a material change in the geographic location of the named executive officer’s primary work facility or location.
For the purpose of the change in control agreements, “change in control period” means generally the period beginning three months prior to, and ending 12 months following, a change in control of the company. In addition, under these arrangements, a change in control is generally defined as a change in more than 50% of the total voting power of our stock, certain changes in the majority composition of the Board of Directors during a 12-month period, or a change in the ownership of a substantial portion of the company’s assets.

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The following table provides information concerning the estimated payments and benefits that would be provided in the circumstances described above for each of the named executive officers serving as of the end of fiscal year 2026 pursuant to the change in control agreements in effect at that time. Payments and benefits are estimated assuming that the triggering event took place on the last business day of our fiscal year ended January 31, 2026, and the price per share of our Class A common stock is the closing price of the New York Stock Exchange as of that date. There can be no assurance that a triggering event would produce the same or similar results as those estimated below if such event occurs on any other date or at any other price, or if any other assumption used to estimate potential payments and benefits is not correct. Due to the number of factors that affect the nature and amount of any potential payments of benefits, any actual payments and benefits may be different.

Executive	Payment Elements	Termination Without Cause or Termination for Good Reason Within Change in Control Period ($)	Termination Without Cause Outside of Change in Control Period ($)
Aaron Levie	Salary	243,000	162,000
	Bonus	133,650	—
	Stock Awards(1)	—	—
	Health Coverage(2)	53,401	35,601
	Total	15,640,051	197,601
Olivia Nottebohm	Salary	360,000	270,000
	Bonus	198,000	—
	Stock Awards(1)	11,226,146	—
	Health Coverage(2)	—	—
	Total	11,784,146	270,000
Dylan Smith	Salary	382,500	286,875
	Bonus	210,375	—
	Stock Awards(1)	7,136,532	—
	Health Coverage(2)	36,015	27,012
	Total	7,765,422	313,887

(1)
Value represents the estimated benefit amount of unvested RSUs and PSUs calculated by multiplying the number of RSUs and PSUs subject to acceleration held by the applicable named executive officer by the based on the closing price of our Class A common stock, as reported on the New York Stock Exchange, of $25.35 per share on January 30, 2026, the last trading day of fiscal year 2026.

(2)
Represents the estimated cost of Company-paid COBRA continuation coverage. In the case of termination without cause or for good reason within the change in control period, Mr. Levie is entitled to 18 months and Mr. Smith is entitled to 12 months of COBRA benefits. In the case of termination without cause outside of the change in control period, Mr. Levie is entitled to 12 months and Mr. Smith is entitled to 9 months of COBRA benefits. Ms. Nottebohm does not participate in the Company’s health coverage program.

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CEO Pay Ratio
Under SEC rules, we are required to provide the following information regarding the relationship between the annual total compensation of Mr. Levie, our Chief Executive Officer, and the median annual total compensation of our employees (other than Mr. Levie) for fiscal year 2026:
•	Mr. Levie’s annual total compensation, as reported in the “Summary Compensation Table for Fiscal Year 2026” table included in this proxy statement, was $257,076.
•	The median of the annual total compensation of all employees (other than Mr. Levie) of the company (including our consolidated subsidiaries) was $177,128.
•	Based on the above, for fiscal year 2026, the ratio of Mr. Levie’s annual total compensation to the median of the annual total compensation of all employees was 1.45 to 1.
We believe that this pay ratio is a reasonable estimate calculated in a manner consistent with Item 402(u) of Regulation S-K under the Securities Act of 1933, as amended.
We determined the employee with the median annual total compensation of our employees, other than Mr. Levie, as of January 31, 2026, at which time we had approximately 2,912 full-time and part-time regular employees globally, approximately 62% of whom are U.S.-based employees, and approximately 38% of whom are located outside of the United States. To determine the median annual total compensation, we compared the base salaries, bonuses earned, commissions earned and equity compensation of these employees (other than Mr. Levie) to determine the median employee for fiscal year 2026, with base salaries annualized for employees employed by the company for less than a year. The median employee’s annual total compensation disclosed above was determined in accordance with the requirements of Item 402(c)(2)(x) of Regulation S-K, yielding the median annual total compensation disclosed above. With respect to the annual total compensation of Mr. Levie, we used the amount reported in the “Total Compensation” column in the “Summary Compensation Table for Fiscal Year 2026” table included in this proxy statement.

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Pay-Versus-Performance
As required by Section 952(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive “compensation actually paid” and certain measures of company performance for each of the last five completed fiscal years. The material that follows is provided in compliance with these rules, however, additional information regarding our compensation philosophy, the structure of our performance-based compensation programs, and compensation decisions made this year is described above in our “Compensation Discussion and Analysis.”
In determining the “compensation actually paid” to our named executive officers (or “NEOs”), we are required to make various adjustments to amounts that have been previously reported in the Summary Compensation Table as the SEC’s rules for this disclosure differ from those required in the Summary Compensation Table. For our NEOs other than our principal executive officer (the “PEO”), amounts disclosed are reported as an average.

					Value of initial fixed $100 Investment based on:
Fiscal Year	Summary Compensation Table Total for PEO($)(1)	Compensation Actually Paid to PEO($)(2)	Average Summary Compensation Table Total for Non-PEO NEO($)(3)	Average Compensation Actually Paid to Non-PEO NEO($)(4)	Total Shareholder Return($)(5)	Peer Group Total Shareholder Return($)(6)	Net Income($)(7)	Company Selected Measure (Non-GAAP Operating Income)($)(8)
2026	257,076	(9,154,524)	4,647,399	1,982,294	146	257	115,383,000	333,583,000
2025	12,608,146	13,289,146	4,944,982	8,361,326	193	198	244,621,000	303,648,000
2024	211,269	211,269	6,883,737	3,738,831	150	151	129,032,000	256,767,000
2023	273,579	(790,421)	5,219,219	7,108,682	184	97	26,783,000	228,978,000
2022	292,514	252,514	4,499,801	7,932,606	151	125	(41,459,000)	173,422,000

(1)
Our PEO for each year reported is Aaron Levie, our Chief Executive Officer. The dollar amounts reported in this column are the amounts of total compensation reported for Mr. Levie in the “Total” column of the Summary Compensation Table in the applicable fiscal year.

(2)
Compensation actually paid does not mean that our PEO was actually paid these amounts in the listed year, but this is a dollar amount derived from the starting point of Summary Compensation Table total compensation under the methodology prescribed under the SEC’s rules as shown in the adjustments table below.

Description of Adjustment	2026
Summary Compensation Table – Total Compensation PEO	257,076
Subtract grant date fair value of equity awards in Summary Compensation Table ($)	—
Add year end fair value of equity awards granted during year that are outstanding and unvested at fiscal year end ($) *	—
Adjust for year over year change in fair value of outstanding and unvested equity awards granted in prior years ($)	(9,411,600)
Add fair value as of vesting date of equity awards granted and vested in the year ($)	—
Adjust for year over year change in fair value of equity awards granted in prior years that vested in the year ($)	—
Subtract fair value at the end of the prior year of equity awards that failed to meet vesting conditions in the year ($)	—
Total Equity Adjustments (subtotal) ($)	(9,411,600)
Compensation Actually Paid ($)	(9,154,524)

*	The assumptions used for determining the fair values shown in this table are materially consistent with those used to determine the fair values disclosed as of the grant date of such awards.
(3)
The non-PEO NEOs for fiscal years 2026 and 2025 were Olivia Nottebohm and Dylan Smith. The non-PEO NEOs for fiscal year 2024 were Stephanie Carullo, Olivia Nottebohm, and Dylan Smith. The non-PEO NEOs for fiscal years 2023 and 2022 were Stephanie Carullo and Dylan Smith. The dollar amounts reported in this column represent the average of the amounts reported for the non-PEO NEOs in the “Total” column of the Summary Compensation Table in the applicable fiscal year.

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(4)
Compensation actually paid does not mean that that these NEOs were actually paid those amounts in the listed year, but this is a dollar amount derived from the starting point of Summary Compensation Table total compensation under the methodology prescribed under the SEC’s rules as shown in the adjustment table below.

Description of Adjustment	2026
Summary Compensation Table – Total Compensation non-PEO NEOs	4,647,399
Subtract grant date fair value of equity awards in Summary Compensation Table ($)	(4,058,225)
Add year end fair value of equity awards granted during year that are outstanding and unvested at fiscal year end ($) *	3,224,539
Adjust for year over year change in fair value of outstanding and unvested equity awards granted in prior years ($)	(1,924,673)
Add fair value as of vesting date of equity awards granted and vested in the year ($)	410,391
Adjust for year over year change in fair value of equity awards granted in prior years that vested in the year ($)	(317,137)
Subtract fair value at the end of the prior year of equity awards that failed to meet vesting conditions in the year ($)	—
Total Equity Adjustments (subtotal) ($)	(2,665,105)
Compensation Actually Paid ($)	1,982,294

*	The assumptions used for determining the fair values shown in this table are materially consistent with those used to determine the fair values disclosed as of the grant date of such awards.
(5)
Total shareholder return is calculated by assuming that a $100 investment was made on the day prior to the first fiscal year reported below and reinvesting all dividends until the last day of each reported fiscal year.

(6)
The peer group used is the NASDAQ Computer Index, as used in the company’s performance graph in our Annual Report on Form 10-K. Total shareholder return is calculated by assuming that a $100 investment was made on the day prior to the first fiscal year reported below and reinvesting all dividends until the last day of each reported fiscal year.

(7)	The dollar amounts reported represent the amount of net income reflected in our audited financial statements for the applicable year.
(8)
In the company’s assessment, non-GAAP operating income is the financial performance measure that is the most important financial measure used by the company in fiscal 2026 to link compensation actually paid to performance. The dollar amounts reported reflect the amount of non-GAAP operating income for the applicable year.

Compensation Actually Paid and Total Shareholder Return
Our Compensation Committee makes executive compensation decisions independent of SEC disclosure requirements. For a discussion of our decision-making process, please see the “Compensation Discussion and Analysis” section above.
The following graph reflects the relationship between the PEO and average non-PEO NEO “compensation actually paid” (“CAP”), our cumulative Total Shareholder Return (“TSR”) and the TSR of the NASDAQ Computer Index (“Peer TSR”), assuming an initial fixed investment on January 31, 2021 of $100, for the fiscal years ended January 31, 2026, 2025, 2024, 2023, and 2022.

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Compensation Actually Paid and Net Income
The following graph reflects the relationship between the PEO and average non-PEO NEO CAP, and our net income (loss) for the fiscal years ended January 31, 2026, 2025, 2024, 2023, and 2022. While we are required by SEC rules to disclose the relationship between our net income and “compensation actually paid” to our NEOs, this is not a metric our Compensation Committee currently uses in evaluating our NEOs’ compensation.

Compensation Actually Paid and Non-GAAP Operating Income
The following graph reflects the relationship between the PEO and average non-PEO NEO CAP, and our non-GAAP operating income for the fiscal years ended January 31, 2026, 2025, 2024, 2023, and 2022.

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Tabular List of Performance Measures
Every year our Board of Directors sets a list of corporate goals as part of our annual business plan. These goals are used to evaluate our performance and the performance of our executive officers. These goals are used in our executive compensation programs, in particular in our annual executive bonus program. The list below includes the three financial performance measures that in our assessment represent the most important financial performance measures used in fiscal year 2026 to link compensation actually paid to company performance.
•	Non-GAAP operating income
•	Revenue
•	Stock price

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EQUITY COMPENSATION PLAN INFORMATION
The following table summarizes our equity compensation plan information as of January 31, 2026. Information is included for equity compensation plans approved by our stockholders. We do not have any equity compensation plans not approved by our stockholders.

Plan Category	Class of Common Stock	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights	(b) Weighted Average Exercise Price of Outstanding Options, Warrants and Rights(1)	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))(2)
Equity compensation plans approved by stockholders	Class A	15,061,565	$17.94	16,613,077
Equity compensation plans not approved by stockholders	—	—	—	—
Total	Class A	15,061,565	$17.94	16,613,077

(1)	The weighted average exercise price is calculated based solely on outstanding stock options. It does not take into account the shares of our common stock underlying RSUs, which have no exercise price.
(2)	Includes: 9,021,758 shares from the 2015 Equity Incentive Plan and 7,591,319 shares from the 2015 Employee Stock Purchase Plan.

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SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The table on the following page sets forth certain information with respect to the beneficial ownership of our capital stock as of May 1, 2026 for:
•	each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our Class A common stock or Series A Preferred Stock;
•	each of our named executive officers;
•	each of our directors; and
•	all of our current executive officers and directors as a group.
We have determined beneficial ownership in accordance with the rules and regulations of the SEC, and thus it represents sole or shared voting or investment power with respect to our securities. Unless otherwise indicated below, to our knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to applicable community property laws.
Applicable percentage ownership is based on 138,532,634 shares of our Class A common stock outstanding as of May 1, 2026. In computing the number of shares of capital stock beneficially owned by a person and the percentage ownership of such person, we deemed to be outstanding all shares of our capital stock subject to options held by the person that are currently exercisable or exercisable within 60 days of May 1, 2026 and issuable upon the vesting of RSUs held by the person within 60 days of May 1, 2026. However, we did not deem such shares of our capital stock outstanding for the purpose of computing the percentage ownership of any other person. There were 500,000 shares of our Series A Preferred Stock outstanding as of May 1, 2026.
Unless otherwise indicated, the address of each beneficial owner listed in the table below is c/o Box, Inc., 900 Jefferson Ave., Redwood City, California 94063. The information provided in the table is based on our records, information filed with the SEC and information provided to us, except where otherwise noted.

Name of Beneficial Owner	Number of Class A Common Stock Beneficially Owned	Percent of Class A Common Stock Beneficially Owned	Number of Series A Preferred Shares Beneficially Owned+	Percent of Series A Preferred Shares Beneficially Owned
5% Stockholders:
BlackRock, Inc.(1)	23,362,713	16.9%	—	—
Vanguard Portfolio Management(2)(3)	11,413,812	8.2%	—	—
Vanguard Capital Management(2)(4)	7,311,369	5.3%	—	—
Earnest Partners, LLC(5)	7,734,494	5.6%	—	—
Entities Affiliated with KKR(6)	—	—	142,749	28.5%
Entities Affiliated with Soros Fund Management(7)	—	—	66,667	13.3%
Entities Affiliated with Hudson Bay Capital Management, LP(8)	—	—	40,000	8.0%

Named Executive Officers and Directors:
Aaron Levie(9)	2,908,193	2.1%	—	—
Dylan Smith(10)	1,898,169	1.4%	—	—
Olivia Nottebohm(11)	165,996	*	—	—
Sue Barsamian(12)	89,671	*	—	—
Dana Evan(13)	142,319	*	—	—
Jack Lazar(14)	57,021	*	—	—
Dan Levin(15)	130,820	*	—	—
Bethany Mayer(16)	74,015	*	—	—
Steve Murphy(17)	19,580	*	—	—
Amit Walia(18)	34,949	*	—	—
All current executive officers and directors as a group (10 persons)(19)	5,520,733	4.0%	—	—

*	Represents beneficial ownership of less than one percent (1%).
+	None of the holders of Series A Preferred Shares beneficially owns more than 5% of the Class A Shares.

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(1)
According to a Schedule 13G/A filed with the SEC on April 28, 2025, BlackRock, Inc. (“BlackRock”), has sole voting power with respect to 23,176,523 of the reported shares, shared voting power with respect to none of the reported shares, sole dispositive power with respect to 23,362,713 of the reported shares and shared dispositive power with respect to none of the reported shares. BlackRock’s business address is 50 Hudson Yards, New York, NY 10001.

(2)
On March 26, 2026, The Vanguard Group Inc. (“Vanguard”) filed a Schedule 13G/A reporting that Vanguard went through an internal realignment, and that certain subsidiaries or business divisions now report beneficial ownership on a disaggregated basis, independent of Vanguard. Consequently, Vanguard no longer claims beneficial ownership over securities held by these separate entities.

(3)
According to a Schedule 13G filed with the SEC on April 29, 2026, Vanguard Portfolio Management LLC together with its affiliates Vanguard Fiduciary Trust Company and Vanguard Global Advisers, LLC (collectively, “Vanguard Portfolio Management”), has sole voting power with respect to 168,353 of the reported shares, shared voting power with respect to none of the reported shares, sole dispositive power with respect to 11,413,812 of the reported shares and shared dispositive power with respect to none of the reported shares. The business address of Vanguard Portfolio Management is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(4)
According to a Schedule 13G filed with the SEC on April 29, 2026, Vanguard Capital Management LLC, together with its affiliates Vanguard Asset Management Limited, Vanguard Fiduciary Trust Company, Vanguard Global Advisers, LLC and Vanguard Investments Australia Ltd. (collectively, “Vanguard Capital Management”), has sole voting power with respect to 1,094,457 of the reported shares, shared voting power with respect to none of the reported shares, sole dispositive power with respect to 7,311,369 of the reported shares and shared dispositive power with respect to none of the reported shares. The business address of Vanguard Capital Management is 100 Vanguard Blvd., Malvern, Pennsylvania 19355.

(5)
According to a Schedule 13G filed with the SEC on November 13, 2024, Earnest Partners, LLC (“Earnest”), as an investment advisor, has sole voting power with respect to 5,393,762 of the reported shares, shared voting power with respect to 1,366,969 of the reported shares, sole dispositive power with respect to 7,734,494 of the reported shares, and shared dispositive power with respect to none of the reported shares. The business address of Earnest is 1180 Peachtree Street NE, Suite 2300, Atlanta, GA 30309.

(6)
Reflects beneficial ownership known to us through transfer agent records as of May 1, 2026. Represents 107,767 shares held by Powell Investors III L.P., 19,313 shares held by Tailored Opportunistic Credit Fund, 7,022 shares held by KKR-NYC Credit C L.P., 5,793 shares held by KKR-Milton Credit Holdings L.P. and 2,854 shares held by CPS Holdings (US) L.P. As of May 1, 2026, the Series A Preferred Shares held by these KKR-affiliated entities are convertible into 5,300,501 shares of Class A common stock. KKR Special Situations Fund III Limited is the general partner of Powell Investors III L.P. KKR Dislocation Opportunities (EEA) Fund SCSp is the sole shareholder of KKR Special Situations Fund III Limited. KKR Associates Dislocation Opportunities SCSp is the general partner of KKR Dislocation Opportunities (EEA) Fund SCSp. KKR Dislocation Opportunities S.a r.l. is the general partner of KKR Associates Dislocation Opportunities SCSp. KKR Dislocation Opportunities Limited is the sole shareholder of KKR Dislocation Opportunities S.a r.l. KKR-NYC Credit C GP LLC is the general partner of KKR-NYC Credit C L.P. KKR-NYC SL GP MH LLC is the sole member of KKR-NYC Credit C GP LLC. KKR Associates Milton Strategic L.P. is the general partner of KKR-Milton Credit Holdings L.P. KKR Milton Strategic Limited is the general partner of KKR Associates Milton Strategic L.P. CPS Holdings (US) GP LLC is the general partner of CPS Holdings (US) L.P. CPS Managers Fund (US) L.P. is the sole member of CPS Holdings (US) GP LLC. CPS Associates (US) L.P. is the general partner of CPS Managers Fund (US) L.P. CPS (US) LLC is the general partner of CPS Associates (US) L.P. KKR Credit Fund Advisors LLC is an investment advisor to Powell Investors III L.P. and KKR-NYC Credit C L.P. and is a wholly-owned subsidiary of KKR Credit Advisors (US) LLC., which, along with KKR Australia Investment Management Pty Limited, is the investment advisor to Tailored Opportunistic Credit Fund and KKR-Milton Credit Holdings L.P. KKR Australia Pty Limited is the sole shareholder of KKR Australia Investment Management Pty Limited. KKR Asia LLC is the sole shareholder of KKR Australia Pty Limited. Kohlberg Kravis Roberts & Co. L.P. is the holder of all of the outstanding equity interests in KKR Credit Advisors (US) LLC and KKR Asia LLC and is the investment advisor to CPS Managers Fund (US) L.P. KKR & Co. GP LLC is the general partner of Kohlberg Kravis Roberts & Co. L.P. KKR Holdco LLC is the sole member of KKR & Co. GP LLC. KKR Group Partnership L.P. is the sole shareholder of each of KKR Dislocation Opportunities Limited and KKR Milton Strategic Limited and the sole member of each of KKR-NYC SL GP MH LLC, CPS (US) LLC and KKR Holdco LLC. KKR Group Holdings Corp. is the general partner of KKR Group Partnership L.P. KKR & Co. Inc. is the sole shareholder of KKR Group Holdings Corp. KKR Management LLP is the Series I preferred stockholder of KKR & Co. Inc. Messrs. Henry R. Kravis and George R. Roberts are the founding partners of KKR Management LLP. The principal business address of each of the entities and persons identified above, other than Kohlberg Kravis Roberts & Co. L.P., KKR & Co. GP LLC, KKR Holdco LLC, KKR Group Partnership L.P., KKR Group Holdings Corp., KKR & Co. Inc., KKR Management LLP and Messrs. Kravis and Roberts is 555 California Street, 50th Floor, San Francisco, CA 94104, the principal business address of the other entities and Mr. Kravis is c/o Kohlberg Kravis Roberts & Co. L.P., 30 Hudson Yards, New York, NY 10001 and the principal business address of Mr. Roberts is c/o Kohlberg Kravis Roberts & Co. L.P., 2800 Sand Hill Road, Suite 200, Menlo Park, CA 94025.

(7)
Reflects beneficial ownership known to us through transfer agent records as of May 1, 2026. Interests shown are held by entities advised and/or managed by Soros Fund Management LLC or its affiliates (each, a “Soros Fund Management Entity”). The interests shown consist of 61,834 shares held by Quantum Partners LP and 4,833 shares held by Palindrome Master Fund LP. As of May 1, 2026, the Series A Preferred Shares held by these Soros Fund Management Entities are convertible into 2,475,454 shares of Class A common stock. The business address for Soros Fund Management LLC is 250 West 55th Street, 36th Floor, New York, NY 10019.

(8)
Reflects beneficial ownership known to us through transfer agent records as of May 1, 2026. Interests shown are held by entities advised and/or managed by Hudson Bay Capital Management, LP or its affiliates (each, an “Hudson Bay Capital Management Entity”). The interests shown consist of 32,636 shares held by Hudson Bay Capital Structure Opportunities Master Fund Ltd and 7,364 shares held by HB Fund LLC. As of May 1, 2026, the Series A Preferred Shares held by these Hudson Bay Capital Management Entities are convertible into 1,485,264 shares of Class A common stock. The business address for Hudson Bay Capital Management, LP is 28 Havemeyer Place, 2nd Floor, Greenwich, CT 06830.

(9)	Consists of 2,908,193 shares held by Mr. Levie.
(10)
Consists of (i) 1,128,295 shares held by Mr. Smith, (ii) 750,000 shares subject to options held by Mr. Smith that are exercisable within 60 days of May 1, 2026, and (iii) 19,874 shares issuable upon the vesting of RSUs within 60 days of May 1, 2026.

(11)	Consists of (i) 123,498 shares held by Ms. Nottebohm and (ii) 42,498 shares issuable upon the vesting of RSUs within 60 days of May 1, 2026.
(12)
Consists of (i) 54,787 shares held by Ms. Barsamian, (ii) 28,726 shares subject to options held by Ms. Barsamian that are exercisable within 60 days of May 1, 2026, and (iii) 6,158 shares issuable upon the vesting of RSUs within 60 days of May 1, 2026.

(13)
Consists of (i) 107,367 shares held by Ms. Evan, (ii) 28,794 shares subject to options held by Ms. Evan that are exercisable within 60 days of May 1, 2026, and (iii) 6,158 shares issuable upon the vesting of RSUs within 60 days of May 1, 2026.

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(14)
Consists of (i) 19,197 shares held by Mr. Lazar, (ii) 31,666 shares subject to options held by Mr. Lazar that are exercisable within 60 days of May 1, 2026, and (iii) 6,158 shares issuable upon the vesting of RSUs within 60 days of May 1, 2026.

(15)
Consists of (i) 51,530 shares held by Mr. Levin, (ii) 73,132 shares subject to options held by Mr. Levin that are exercisable within 60 days of May 1, 2026, and (iii) 6,158 shares issuable upon the vesting of RSUs within 60 days of May 1, 2026.

(16)	Consists of (i) 64,993 shares held by Ms. Mayer, as Trustee of The Jantzen/Mayer Family 2002 Trust and (ii) 9,022 shares issuable upon the vesting of RSUs within 60 days of May 1, 2026.
(17)	Consists of (i) 10,935 shares held by Mr. Murphy and (ii) 8,645 shares issuable upon the vesting of RSUs within 60 days of May 1, 2026.
(18)	Consists of (i) 28,791 shares held by Mr. Walia and (ii) 6,158 shares issuable upon the vesting of RSUs within 60 days of May 1, 2026.
(19)
Consists of (i) 4,497,586 shares outstanding as of May 1, 2026, (ii) 912,318 shares subject to options exercisable within 60 days of May 1, 2026, and (iii) 110,829 shares issuable upon the vesting of RSUs within 60 days of May 1, 2026.

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RELATED PERSON TRANSACTIONS
We describe below transactions and series of similar transactions, since the beginning of our last fiscal year, to which we were a party or will be a party, in which:
•	the amounts involved exceeded or will exceed $120,000; and
•
any of our directors, nominees for director, executive officers or beneficial holders of more than 5% of any class of our outstanding capital stock, or any immediate family member of, or person sharing the household with, any of these individuals or entities (each, a related person), had or will have a direct or indirect material interest.

Arrangements with Executive Officers and Directors
We have entered into change in control and severance agreements with certain of our executive officers that, among other things, provide for certain severance and change in control benefits. See the section titled and “Executive Compensation—Potential Payments upon Termination or Change in Control.”
We have entered into indemnification agreements with our directors and executive officers. The indemnification agreements and our Charter and Bylaws require us to indemnify our directors and executive officers to the fullest extent permitted by Delaware law.
Other than as described above, since February 1, 2025, we have not entered into any transactions, nor are there any currently proposed transactions, between us and a related party where the amount involved exceeds, or would exceed, $120,000, and in which any related person had or will have a direct or indirect material interest. We believe the terms of the transactions described above were comparable to terms we could have obtained in arm’s-length dealings with unrelated third parties.
Policies and Procedures for Related Party Transactions
Our Audit Committee has the primary responsibility for reviewing and approving transactions with related persons. Our Audit Committee charter provides that our Audit Committee shall review any related person transactions. Our Board of Directors has adopted a formal written policy providing that we are not permitted to enter into any transaction that exceeds $120,000 and in which any related person has a direct or indirect material interest without the consent of our Audit Committee. In approving or rejecting any such transaction, our Audit Committee is to consider the relevant facts and circumstances available and deemed relevant to our Audit Committee, including whether the transaction is on terms no less favorable than terms generally available to an unaffiliated third party under the same or similar circumstances and the extent of the related person’s interest in the transaction.
The company is not aware of any related person transactions required to be reported under applicable SEC rules since the beginning of the last fiscal year where our policies and procedures did not require review, or where such policies and procedures were not followed.

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OTHER MATTERS
Stockholders Sharing the Same Address
The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders.
Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to:
Box, Inc.
Attention: Investor Relations
900 Jefferson Ave.
Redwood City, California 94063
Tel: (650) 209-3463
Stockholders who currently receive multiple copies of this proxy statement at their address and would like to request householding of their communications should contact their bank or broker.
Stockholder List
We will make available a list of stockholders of record as of the Record Date for inspection by stockholders for any purpose germane to the Annual Meeting from June 15, 2026 through June 24, 2026 at our headquarters located at 900 Jefferson Ave., Redwood City, California 94063. If you wish to inspect the list, please submit your request, along with proof of ownership, by email to ir@box.com.
Stockholder Proposals and Director Nominations for the 2027 Annual Meeting of Stockholders
Stockholder Proposals
Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at next year’s annual meeting of stockholders pursuant to Rule 14a-8 under the Exchange Act by submitting their proposals in writing to our Secretary in a timely manner. For a Rule 14a-8 stockholder proposal to be considered for inclusion in our proxy statement for the 2027 annual meeting of stockholders, our Secretary must receive the written proposal at our principal executive offices not later than January 13, 2027. In addition, such stockholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals should be addressed to:
Box, Inc.
Attention: Corporate Secretary
900 Jefferson Ave.
Redwood City, California 94063
Our Bylaws also establish an advance notice procedure for stockholders who wish to present a proposal before an annual meeting of stockholders but do not intend for the proposal to be included in our proxy statement pursuant to Rule 14a-8 under the Exchange Act. Our Bylaws, in general, provide that the only business that may be conducted at an annual meeting of stockholders is business that is (i) specified in our proxy materials with respect to such annual meeting, (ii) otherwise properly brought before such annual meeting by or at the direction of our Board of Directors, or (iii) properly brought before such meeting by a stockholder of record entitled to vote at such annual meeting who has delivered timely written notice to our Secretary at the address set forth above, which notice must contain the information specified in our Bylaws. To be timely for our 2027 annual meeting of stockholders, our Secretary must receive the written notice at the address set forth above:
•	not earlier than 8:00 a.m. Pacific time on February 27, 2027; and
•	not later than 5:00 p.m. Pacific time on March 29, 2027.

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In the event that we hold the 2027 annual meeting of stockholders more than 30 days before or more than 60 days after the one-year anniversary of the Annual Meeting, notice of a stockholder proposal that is not intended to be included in our proxy statement must be received to our Secretary at the address set forth above not earlier than 8:00 a.m. Pacific time on the 120th day before the 2027 annual meeting of stockholders and not later than 5:00 p.m. Pacific Time on the later of the following two dates:
•	the 90th day prior to the 2027 annual meeting of stockholders; or
•	the 10th day following the day on which public announcement of the date of our 2027 annual meeting of stockholders is first made.
If a stockholder who has notified us of his, her, or its intention to present a proposal at an annual meeting of stockholders does not appear to present his, her, or its proposal at such annual meeting and otherwise comply with our Bylaws, we are not required to present the proposal for a vote at such annual meeting.
Nomination of Director Candidates
Holders of our Class A common stock may propose director candidates for consideration by our Nominating and Corporate Governance Committee. Any such recommendations should include the nominee’s name and qualifications for membership on our Board of Directors and should be directed to our Secretary at the address set forth above. For additional information regarding stockholder recommendations for director candidates, see the section titled “Board of Directors and Corporate Governance—Stockholder Recommendations for Nominations to the Board of Directors” beginning on page 21 of this proxy statement.
In addition, our Bylaws permit stockholders to nominate directors for election at an annual meeting of stockholders. To nominate a director, the stockholder must provide the information required by our Bylaws which includes information required by Rule 14a-19 under the Exchange Act. In addition, the stockholder must give timely notice to our Secretary in accordance with our Bylaws, which, in general, require that the notice be received at the address set forth above within the time periods described above under the section titled “Stockholder Proposals” for stockholder proposals that are not intended to be included in a proxy statement.
In 2021, our Board of Directors amended our bylaws to provide our stockholders with proxy access provisions. Under our bylaws, a stockholder, or a group of up to 20 stockholders, owning at least 3% of our outstanding common stock continuously for at least three years, may nominate and include in our proxy materials director nominees constituting up to the greater of two individuals or 20% of our Board of Directors, subject to certain limitations and provided that the stockholders and the nominees satisfy the requirements specified in our Bylaws. To be timely for our 2027 annual meeting of stockholders, our Secretary must receive the written notice at the address set forth above not earlier than 8:00 a.m. Pacific time on December 14, 2026 and not later than 5:00 p.m. Pacific time on January 13, 2027.
Availability of Bylaws
A copy of our Bylaws is available on our website at https://www.boxinvestorrelations.com. You may also contact our Corporate Secretary at the address set forth above for a copy of the relevant Bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.
Fiscal Year 2026 Annual Report and SEC Filings
Our financial statements for our fiscal year ended January 31, 2026 are included in our Annual Report on Form 10-K, which we will make available to stockholders at the same time as this proxy statement. This proxy statement and our annual report are posted on our website at https://www.boxinvestorrelations.com and are available from the SEC at its website at www.sec.gov. You may also obtain a copy of our annual report without charge by sending a written request to Box, Inc., Attention: Investor Relations, 900 Jefferson Ave., Redwood City, California 94063.
Forward-Looking Statements
This proxy statement, along with the accompanying stockholder letter, contains forward-looking statements within the meaning of Section 27A of the Securities Act, Section 21E of the Exchange Act and the Private Securities Litigation Reform Act of 1995. All statements relating to events or results that may occur in the future, including, but not limited to, statements in the stockholder letter regarding our market opportunity and business plan,

82

including our expectations regarding future expansion within certain geographic and industry sectors; the competitive positioning of our product portfolio; our expectations regarding new products, features, and integrations with third-party partners as well as potential impacts upon, and benefits provided to, our customers, and underlying assumptions of any of the foregoing are forward-looking statements.
When used in this proxy statement, terms such as “anticipates,” “believes,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should” or “will” or the negative of those terms or other comparable terms are intended to identify forward-looking statements. These statements involve known and unknown risks, uncertainties and other factors that may cause us to fall short of our expectations or may cause us to deviate from our current plans, as expressed or implied by these statements. The known risks that could cause our results to differ, or may cause us to take actions that are not currently planned or expected, are described in the company’s reports and filings with the SEC including, without limitation, the company’s Annual Report on Form 10-K for the fiscal year ended January 31, 2026, under the heading Item 1A – “Risk Factors.” Unless required by law, the company does not intend, and undertakes no obligation, to update or publicly release any revision to any forward-looking statements, whether as a result of the receipt of new information, the occurrence of subsequent events, the change of circumstance or otherwise. Each forward-looking statement contained in this proxy statement is specifically qualified in its entirety by the aforementioned factors. Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this proxy statement.
*  *  *
The Board of Directors does not know of any other matters to be presented at the Annual Meeting. If any additional matters are properly presented at the Annual Meeting, the persons named in the enclosed proxy card will have discretion to vote the shares of our Voting Stock they represent in accordance with their own judgment on such matters.
It is important that your shares of our Class A common stock and/or Series A Preferred Stock be represented at the Annual Meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote by telephone or by using the Internet as instructed on the enclosed proxy card or execute and return, at your earliest convenience, the enclosed proxy card in the envelope that has also been provided.

THE BOARD OF DIRECTORS Redwood City, California May 13, 2026

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APPENDIX A
BOX, INC. AMENDED AND RESTATED 2015 EQUITY INCENTIVE PLAN
1. Purposes of the Plan. The purposes of this Plan are:
•	to attract and retain the best available personnel for positions of substantial responsibility,
•	to provide additional incentive to Employees, Directors, and Consultants, and
•	to promote the success of the Company’s business.
The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.
2. Definitions. As used herein, the following definitions will apply:
(a) “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.
(b) “Applicable Laws” means the requirements relating to the administration of equity-based awards under U.S. state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.
(c) “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.
(d) “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.
(e) “Board” means the Board of Directors of the Company.
(f) “Change in Control” means the occurrence of any of the following events:
(i) A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than 50% of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than 50% of the total voting power of the stock of the Company will not be considered a Change in Control; or
(ii) A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any 12-month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this subsection (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or
(iii) A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the 12-month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than 50% of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, 50% or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, 50% or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least 50% of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

A-1

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.
Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.
Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.
(g) “Code” means the U.S. Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder shall include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.
(h) “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.
(i) “Common Stock” means the Class A common stock of the Company.
(j) “Company” means Box, Inc., a Delaware corporation, or any successor thereto.
(k) “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act, and provided, further, that a Consultant will include only those persons to whom the issuance of Shares may be registered under Form S-8 promulgated under the Securities Act.
(l) “Director” means a member of the Board.
(m) “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.
(n) “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.
(o) “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended.
(p) “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is reduced. Pursuant to the provisions of Section 4(d), the Administrator may not institute an Exchange Program.
(q) “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:
(1) The closing sales price for Common Stock as quoted on the New York Stock Exchange on the date of determination (or the closing bid, if no sales were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable; or
(2) In the absence of an established market for the Common Stock, the Fair Market Value thereof will be determined in good faith by the Administrator.
Notwithstanding the foregoing, if the determination date for the Fair Market Value occurs on a non-trading day (i.e., a weekend or holiday), the Fair Market Value will be the price as determined under subsection (i) above on

A-2

the immediately preceding trading day, unless otherwise determined by the Administrator. Note that the determination of fair market value for purposes of tax withholding may be made in the Administrator’s discretion subject to Applicable Laws and is not required to be consistent with the determination of Fair Market Value for other purposes.
(r) “Fiscal Year” means the fiscal year of the Company.
(s) “Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.
(t) “Inside Director” means a Director who is an Employee.
(u) “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.
(v) “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.
(w) “Option” means a stock option granted pursuant to the Plan.
(x) “Outside Director” means a Director who is not an Employee.
(y) “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.
(z) “Participant” means the holder of an outstanding Award.
(aa) “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.
(bb) “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.
(cc) “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.
(dd) “Plan” means this Amended and Restated 2015 Equity Incentive Plan.
(ee) “Restatement Date” means July 2, 2024, the date on which the amended and restated plan was approved by the Company’s stockholders at the 2024 Annual Meeting of Stockholders.
(ff) “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.
(gg) “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.
(hh) “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.
(ii) “Section 16(b)” means Section 16(b) of the Exchange Act.
(jj) “Securities Act” means the U.S. Securities Act of 1933, as amended.
(kk) “Service Provider” means an Employee, Director or Consultant.
(ll) “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.
(mm) “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.
(nn) “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

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(oo) “Substituted Award” means an Award granted in substitution for an equity award of an acquired entity in connection with a transaction described in Section 424(a) of the Code.
3. Stock Subject to the Plan.
(a) Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan pursuant to Awards granted after the Restatement Date is (i) 21,200,000 Shares, plus (ii) a number of Shares equal to the number of Shares subject to stock options or similar awards granted under each of the 2011 Equity Incentive Plan, as amended (the “2011 Plan”) and this Plan on or prior to the Restatement Date that, after the Restatement Date, expire or otherwise terminate without having been exercised in full, and (iii) a number of Shares equal to the number of Shares issued pursuant to awards granted under each of the 2011 Plan and this Plan on or prior to the Restatement Date that, after the Restatement Date, are forfeited to or repurchased by the Company, with the maximum number of Shares to be added to the Plan pursuant to (ii) and (iii) equal to 20,228,040 Shares. The Shares may be authorized, but unissued, or reacquired Common Stock. For the avoidance of doubt, the Company is permitted to issue Shares pursuant to the exercise or settlement of Awards outstanding on or prior to the Restatement Date.
(b) Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to or repurchased by the Company due to failure to vest, the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights and Options exercised through net settlement or a tender of Shares, the gross Shares subject to the portion of a Stock Appreciation Right exercised and the Shares withheld for payment of Option exercise price will cease to be available for future grant or sale under the Plan. Shares that have actually been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code and the Treasury Regulations promulgated thereunder, any Shares that become available for issuance under the Plan pursuant to this Section 3(b).
(c) Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.
4. Administration of the Plan.
(a) Procedure.
(i) Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.
(ii) Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.
(iii) Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.
(b) Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:
(i) to determine the Fair Market Value;
(ii) to select the Service Providers to whom Awards may be granted hereunder;
(iii) to determine the number of Shares to be covered by each Award granted hereunder;

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(iv) to approve forms of Award Agreements for use under the Plan;
(v) to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;
(vi) to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;
(vii) to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;
(viii) to modify or amend each Award (subject to Section 19 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(b) of the Plan regarding Incentive Stock Options);
(ix) to allow Participants to satisfy withholding tax obligations in such manner as prescribed in Section 15 of the Plan;
(x) to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;
(xi) to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant under an Award; and
(xii) to make all other determinations deemed necessary or advisable for administering the Plan.
(c) Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.
(d) Exchange Program. The Administrator may not institute an Exchange Program (including “repricing” Options or Stock Appreciation Rights) without stockholder approval.
5. Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.
6. Stock Options.
(a) Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds $100,000, such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.
(b) Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be 10 years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be 5 years from the date of grant or such shorter term as may be provided in the Award Agreement.
(c) Option Exercise Price and Consideration.
(i) Exercise Price. The per Share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:
(1) In the case of an Incentive Stock Option
(A) granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than 10% of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than 110% of the Fair Market Value per Share on the date of grant.

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(B) granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.
(2) In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than 100% of the Fair Market Value per Share on the date of grant.
(3) Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than 100% of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.
(ii) Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.
(iii) Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws, (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.
(d) Exercise of Option.
(i) Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.
An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.
Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.
(ii) Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

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(iii) Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for 12 months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(iv) Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for 12 months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.
(v) Tolling Expiration. A Participant’s Award Agreement may also provide that:
(1) if the exercise of the Option following the cessation of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would result in liability under Section 16(b), then the Option will terminate on the earlier of (A) the expiration of the term of the Option set forth in the Award Agreement, or (B) the 10th day after the last date on which such exercise would result in liability under Section 16(b); or
(2) if the exercise of the Option following the cessation of the Participant’s status as a Service Provider (other than upon the Participant’s death or Disability) would be prohibited at any time solely because the issuance of Shares would violate the registration requirements under the Securities Act, then the Option will terminate on the earlier of (A) the expiration of the term of the Option or (B) the expiration of a period of 30 days after the cessation of the Participant’s status as a Service Provider during which the exercise of the Option would not be in violation of such registration requirements.
7. Restricted Stock.
(a) Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.
(b) Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.
(c) Transferability. Except as provided in this Section 7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.
(d) Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

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(e) Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.
(f) Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.
(g) Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.
8. Restricted Stock Units.
(a) Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.
(b) Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.
(c) Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.
(d) Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.
(e) Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.
9. Stock Appreciation Rights.
(a) Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.
(b) Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.
(c) Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than 100% of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.
(d) Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.
(e) Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire upon the date determined by the Administrator, in its sole discretion, and set forth in the Award Agreement. Notwithstanding the foregoing, the rules of Section 6(b) relating to the maximum term and Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.

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(f) Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:
(i) The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; multiplied by
(ii) The number of Shares with respect to which the Stock Appreciation Right is exercised.
At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.
10. Performance Units and Performance Shares.
(a) Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.
(b) Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.
(c) Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.
(d) Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.
(e) Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.
(f) Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.
11. Award Limitations.
(a) Outside Director Award Limitations:
(i) Cash-Settled Awards. No Outside Director may be granted, in any Fiscal Year, cash-settled Awards with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of more than $1 million, increased to $2 million in connection with his or her initial service.
(ii) Stock-Settled Awards. No Outside Director may be granted, in any Fiscal Year, stock-settled Awards with a grant date fair value (determined in accordance with U.S. generally accepted accounting principles) of more than $1 million, increased to $2 million in connection with his or her initial service.
(b) Dividends and Other Distributions. Service Providers holding an Award granted under the Plan will not be entitled to receive any dividends or other distributions paid with respect to a Share underlying such

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Award until the portion of such Award covering such Share has fully vested, and all Periods of Restriction with respect to such Share have lapsed, and such Share has been issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company) pursuant to such Award.
12. Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed 3 months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then 6 months following the 1st day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.
13. Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.
14. Adjustments; Dissolution or Liquidation; Merger or Change in Control.
(a) Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limits in Section 3 of the Plan.
(b) Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it has not been previously exercised, an Award will terminate immediately prior to the consummation of such proposed action.
(c) Change in Control. In the event of a merger of the Company with or into another corporation or other entity or a Change in Control, each outstanding Award will be treated as the Administrator determines subject to the restriction in the following paragraph, including, without limitation, that each Award be assumed or an equivalent option or right substituted by the successor corporation or a Parent or Subsidiary of the successor corporation. The Administrator will not be required to treat all Awards or Participants similarly in the transaction.
If the successor corporation does not assume or substitute for the Award, the Participant will vest in and have the right to exercise 100% of his or her then-unvested and outstanding Options and Stock Appreciation Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, restrictions on Restricted Stock and Restricted Stock Units will lapse with respect to 100% of the outstanding and unvested Restricted Stock and Restricted Stock Units, and Awards with performance-based vesting will vested in a number of shares equal to 100% of the target number of Shares (assuming 100% achievement of vesting criteria) and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.
For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock

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Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.
Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.
(d) Outside Director Awards. With respect to Awards granted to an Outside Director that are assumed or substituted for, if on the date of or following such assumption or substitution the Participant’s status as a Director or a director of the successor corporation, as applicable, is terminated other than upon a voluntary resignation by the Participant (unless such resignation is at the request of the acquirer), then the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met.
15. Tax.
(a) Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).
(b) Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (i) paying cash, check or other cash equivalents; (ii) electing to have the Company withhold otherwise deliverable cash or Shares having a fair market value equal to the minimum statutory amount required to be withheld or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion; (iii) delivering to the Company already-owned Shares having a fair market value equal to the statutory amount required to be withheld or such greater amount as the Administrator may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion; (iv) selling a sufficient number of Shares otherwise deliverable to the Participant through such means as the Administrator may determine in its sole discretion (whether through a broker or otherwise) equal to the amount required to be withheld or such greater amount as the Administrator may determine, in each case, provided the delivery of such Shares will not result in any adverse accounting consequences, as the Administrator determines in its sole discretion; (v) such other consideration and method of payment for the meeting of tax withholding obligations as the Administrator may determine to the extent permitted by Applicable Laws; or (vi) any combination of the foregoing methods of payment. The withholding amount will be deemed to include any amount which the Administrator agrees may be withheld at the time the election is made, not to exceed the amount determined by using the maximum federal, state or local marginal income tax rates applicable to the Participant with respect to the Award on the date that the amount of tax to be withheld is to be determined or such greater amount as the Administrator may determine if such amount would not have adverse accounting consequences, as the Administrator determines in its sole discretion. The fair market value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.
(c) Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral

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thereof, is subject to Code Section 409A the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.
16. No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.
17. Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.
18. Term of Plan. The Plan was originally effective on January 21, 2015 and it will continue in effect for a term of 10 years from the Restatement Date, unless terminated earlier under Section 19 of the Plan.
19. Amendment and Termination of the Plan.
(a) Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.
(b) Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.
(c) Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.
20. Conditions Upon Issuance of Shares.
(a) Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.
(b) Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.
21. Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any state, federal or foreign law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.
22. Death or Disability. If a Participant’s status as a Service Provider ceases as a result of such Participant’s death or Disability, the Participant’s outstanding and unvested Awards will accelerate and fully vest. With respect to Awards with performance-based vesting that accelerate pursuant to this Section 22, unless specifically provided otherwise under the applicable Award Agreement, a Company policy applicable to the Participant, or other written agreement between the Participant and the Company, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions met.
23. Forfeiture Events. The Administrator may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award will be subject to reduction, cancellation, forfeiture, recoupment, reimbursement, or reacquisition upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Notwithstanding any provisions to the contrary under this Plan, an Award will be subject to the Company’s clawback policy in effect as of the adoption of this Plan, and will be subject to any other clawback policy of the Company as may be established and/or amended from time to time to comply with Applicable Laws (including without limitation pursuant to the listing standards of any national

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securities exchange or association on which the Company’s securities are listed or as may be required by the Dodd-Frank Wall Street Reform and Consumer Protection Act) (the “Clawback Policy”). The Administrator may require a Participant to forfeit, return or reimburse the Company all or a portion of the Award and any amounts paid thereunder pursuant to the terms of the Clawback Policy or as necessary or appropriate to comply with Applicable Laws. Unless this Section 23 specifically is mentioned and waived in an Award Agreement or other document, no recovery of compensation under a Clawback Policy or otherwise will constitute an event that triggers or contributes to any right of a Participant to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any Parent or Subsidiary of the Company.

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BOX, INC.
900 JEFFERSON AVE.
REDWOOD CITY, CALIFORNIA 94063

**SCAN TO**
**VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on June 24, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/BOX2026**

You may attend the Meeting via the Internet and vote during the Meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time on June 24, 2026. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign, and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V96904-P46476

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**BOX, INC.**

**The Board of Directors recommends you vote FOR the following nominees for Class III directors:**

1. Election of Directors.

| **Nominees:** | **For** | **Against** | **Abstain** |
|---|---|---|---|
| 1a. Sue Barsamian | ☐ | ☐ | ☐ |
| 1b. Jack Lazar | ☐ | ☐ | ☐ |
| 1c. Steve Murphy | ☐ | ☐ | ☐ |

**The Board of Directors recommends you vote FOR the following proposals:**

**NOTE:** To conduct such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice, Proxy Statement and Annual Report are available at www.proxyvote.com.

V96905-P46476

**BOX, INC.**
**Annual Meeting of Stockholders**
**June 25, 2026 1:30 P.M. Pacific Time**
**This proxy is solicited by the Board of Directors**

The stockholder(s) hereby appoint(s) Aaron Levie, Dylan Smith, and David Leeb or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of capital stock of BOX, INC. that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held at 1:30 P.M. Pacific Time on June 25, 2026 and any adjournment or postponement thereof.

**This proxy, when properly executed, will be voted in the manner directed herein. If no such direction is made, this proxy will be voted in accordance with the Board of Directors' recommendations and in the discretion of the proxies upon such other business as may properly come before the meeting or any adjournment or postponement thereof.**

**Continued and to be signed on reverse side**